As filed with the Securities and Exchange Commission on March XX, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21895

Underlying Funds Trust
(Exact name of registrant as specified in charter)

6601 Six Forks Road, Suite 340, Raleigh, NC			27615
(Address of principal executive offices)			(Zip code)

Mr. David B. Perkins, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-877-569-2382

Date of fiscal year end:	December 31, 2015

Date of reporting period:	December 31, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2015

Hatteras Alpha Hedged Strategies Fund

Hatteras Alternative Multi-Manager Fund

Hatteras Managed Futures Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Market Neutral Fund

Hatteras Event Driven Fund

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

For the year ended December 31, 2015

Table of Contents

Allocation of Portfolio Assets	6-21
Schedules of Investments	23-54
Statements of Assets and Liabilities	55-57
Statements of Operations	58-59
Statements of Changes in Net Assets	60-66
Notes to Financial Statements	67-95
Report of Independent Registered Public Accounting Firm	98
Expense Example	99-101

PORTFOLIO MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Capital Markets Review

Last year was a tale of two halves for the markets. For much of the first half of the year, market participants were focused intently on the health of the US economy and the impact of Federal Reserve policy. But as oil and other commodity prices dropped amid evidence of economic weakness in other parts of the world, attention quickly swiveled abroad, particularly to China after they devalued their currency in August. But, the ensuing market selloff did not sway the hand of the Fed as it went ahead with its first interest rate hike in nearly a decade in December.

By year's end, the Standard & Poor's 500 Total Return index managed to climb back into positive territory, gaining 1.38% and extending the bull market's nearly seven-year run. The positive performance masked underlying weakness across risky assets. Small caps, as measured by the Russell 2000 index, fell -4.41% on the year, and emerging market stocks plunged -14.9% (MSCI Emerging Markets index). The Bank of America Merrill Lynch High Yield Master II index dropped -4.64%, with the biggest declines coming in lower-rated issues. Market volatility was another hallmark of the tumultuous year, with the VIX spiking above 40 in August and closing above 20 every day in September.

The collapse in crude prices may have generated a bounty of headlines in 2015, given Brent crude's -35% plunge to below $40 a barrel, but the pain was not limited to oil. Commodity prices fell across the board, with the Bloomberg Commodity index declining -24.7% over the course of the year. Energy-related securities bore the brunt of the decline: the S&P Energy index shed -21%, and smaller-cap energy names (as measured by the Russell 2000 Energy index) dropped -43%. The currencies of commodity-sensitive countries also felt the impact, but they weren't alone — the dollar's strength was another persistent theme as it bested every major currency in 2015.

Fixed income generated low returns on the year. Investment grade, as measured by the Barclays US Aggregate Index, gained only 0.55%, and the Barclays Global Aggregate Index fell -3.15%.

Discussion of Fund Performance

Hatteras Alpha Hedged Strategies Fund

The Hatteras Alpha Hedged Strategies Fund (ALPIX or the "Fund") is designed as a complete, turnkey alternative investment allocation. The Fund serves as a total portfolio diversifier by using a multi-strategy, multi-manager approach. The Fund allocates to five hedged strategies diversified by 19 hedge fund managers.

For 2015, the Hatteras Alpha Hedged Strategies Fund ("Alpha" or "ALPIX") generated a return of -4.40%. Long/Short Equity was the top-performing strategy for the year, gaining +1.44% and outperforming the HFRX Equity Hedge Index's -2.33% decline. As of December 31, 2015, the Fund was positioned approximately 76% gross long and 34% gross short, resulting in total gross exposure of 110% and net long exposure of 42%1. The Fund's other four strategies posted declines as a combination of China's slowing economy, U.S. monetary policy, and another difficult year for oil made for a challenging environment.

•  Long/Short Equity Strategy

  At the start of 2015, we continued to emphasize the Long/Short Equity strategy which proved prescient, as the strategy was the Fund's best performer in 2015, making money in both long and short positions. Our view was and continues to be driven by our belief that the environment for fundamental security selection is improving. Despite a tough third quarter, long positions in healthcare, financials and energy helped generate positive performance for the year. We continue to have confidence in our managers' ability to take advantage of both long and short opportunities in the current environment.

•  Market Neutral Strategy

  We increased our allocation to Market Neutral throughout the year from an underweight position at the start of 2015 to take advantage of the strategy's defensive characteristics. This greater weighting helped the Fund weather volatility during the tumultuous months of August and September, but it was not enough to counter exposure to costly positions in technology names and convertibles.

•  Long/Short Debt Strategy

  We reduced the Fund's exposure to Long/Short Debt over the course of 2015, taking profits after the strategy benefited from a rebound in corporate credit early in the year. In the middle months of the year, the strategy was challenged by the sell-off in risky assets as fears mounted about Greece's exit from the European Union and the collapse of the Chinese equity market. Exposure to lower-quality credit in the US and Europe, in particular, weighed on the strategy's performance in the second half.

1.  Exposure is calculated on an accounting basis and is not notional/delta adjusted for futures and options.

•  Event Driven Strategy

  At the start of 2015, we continued to emphasize the Event Driven strategy. We believed that Event Driven would benefit from a solid backdrop for corporate activity and high levels of cash on corporate balance sheets, but elevated levels of volatility and persistent macro headwinds continued to cloud market sentiment. Our allocation to Event Driven detracted from performance in a challenging environment for more value-oriented approaches. Expecting those headwinds to persist into 2016, we began reducing our exposure to Event Driven in the fourth quarter.

•  Managed Futures Strategy

  Strong performance in the second half was not sufficient to overcome Managed Futures' challenging start to 2015, when negative performance from trend-following and short-term trading-focused managers detracted. As the year progressed, the strategy was able to capitalize on the uptick in market volatility and provide protection during the most challenging periods, thanks to bearish positioning across global equity indexes and trading in interest rates. As market turbulence continued into the fourth quarter, we began increasing our positioning to the strategy at the end of the year.

Hatteras Alternative Multi-Manager Fund

The Hatteras Alternative Multi-Manager Fund (HHSIX) is designed as a total portfolio diversifier by using a multi-strategy, multi-manager approach. The Fund allocates to four hedged strategies Long/Short Equity, Market Neutral, Long/Short Debt and Event Driven with concentrated allocations to Long/Short Equity and Event Driven strategies. The Fund generated a return of -4.15% in 2015. As of December 31, 2015, the Fund was positioned approximately 88% gross long and 39% gross short, resulting in total gross exposure of 127% and net long exposure of 49%1.

We maintained our overweight exposure to Long/Short Equity through the balance of the year as the environment for security selection remained strong. We moved to overweight from neutral in the Market Neutral strategy and allowed our Event Driven exposure to drift lower as volatility picked up in the second half of the year. In addition, we actively cut our exposure to Long/Short Debt as conditions in high yield deteriorated, primarily through reductions in corporate credit.

Hatteras Managed Futures Strategies Fund

The Managed Futures Strategies Fund (HMFIX)* is designed as a total portfolio diversifier by using a multi-manager approach. The Fund is focused on short-term trading strategies that may serve as a complement to long-term trend following strategies. During 2015, the Fund returned -4.21%, underperforming the Fund's benchmarks, the Bank of America Merrill Lynch's 3 Month T-bills and the HFRX Macro Systematic Diversified CTA Index -0.92%.

Currencies proved a formidable foe across the long side of the portfolio for much of the year, wiping out gains in equities and interest rates. Throughout the year, the US dollar's persistent strength kept pressure on the currencies of both major developed markets and emerging economies. Commodities proved a sizable headwind for two of the managers due to losses on energy and coffee trades earlier in the year and gas and wheat in the final months.

Equities were the Fund's biggest contributor on the year. Long positions in Asian and European indexes helped early on before losses across Europe and the US bit in the second quarter. The Fund was able to capitalize on the uptick in market volatility and provide protection during the more challenging trading periods of the third quarter, largely through bearish positioning across global equity indexes and trading in interest rates.

Hatteras Long/Short Equity Fund

The Hatteras Long/Short Equity Fund (HLSIX or the "Fund") is designed to serve as an equity portfolio diversifier. Through a multi-manager approach, the Fund allocates to multiple hedge fund managers seeking to profit by investing both long and short in individual securities.

The Hatteras Long/Short Equity Fund provides non-directional exposure, typically managing net exposures between 20% and 60%. This Fund can act as an equity portfolio diversifier by dampening volatility, enhancing diversification, and potentially providing protection against downside risks while still offering upside market participation.

The Hatteras Long/Short Equity Fund (HLSIX) gained 0.93% in 2015, outperforming the Fund's benchmark, the HFRX Equity Hedge index return of -2.33%. This solid relative performance was in line with our expectations after the Fund posted exceptional results in both 2013 and 2014. As of December 31, 2015, the Fund was positioned approximately 92% gross long and 44% gross short, resulting in total gross exposure of 136% and net long exposure of 48%1.

1.  Exposure is calculated on an accounting basis and is not notional/delta adjusted for futures and options.

*  The Fund pursues its investment objective by investing in an affiliated underlying Managed Futures Strategies portfolio. The portfolio invests up to 25% of its total assets in a wholly-owned subsidiary, which invests in accounts, including collateral accounts for the purpose of entering into swap transactions, the trading of each of which is managed on a discretionary basis by a different third-party commodity trading advisor pursuant to such commodity trading advisor's managed futures program. These investments are selected with the aim of providing aggregate exposure to the managed futures managers listed above, as if 100% of the Fund's total assets were invested in those managers and their programs. The Fund's holdings of cash, cash equivalents and fixed income securities pursuant to its fixed-income sub-strategy are excluded from percentage allocations listed.

Coming into the year, we anticipated an environment of increased market volatility and higher dispersion between stocks' returns and positioned the Fund accordingly. The Fund generated positive returns on both long and short positions during the year, nearly in equal amounts. While 2015 was characterized by a few select names that drove S&P 500 performance for the year, our Long/Short Equity managers nimbly generated alpha through positions in lesser followed names.

Hatteras Long/Short Debt Fund

The Hatteras Long/Short Debt Fund (HFINX or the "Fund") is designed to serve as a fixed income diversifier. Through a multi-manager approach, the Fund allocates to multiple hedge fund managers who seek to profit by investing in both long and short in individual securities. The Fund acts as a fixed income diversifier by actively managing portfolio duration to potentially limit drawdowns caused by changing interest rates.

The Hatteras Long/Short Debt Fund (HFINX) returned -8.10% in 2015 in a very challenging year for credit markets. We believed at the start of 2015 that momentum in the US economy and the first Federal Reserve rate increase since 2006 would reinforce signs of stability. We positioned the portfolio to see value in credit, loans and CMBS/RMBS, and to limit the portfolio's sensitivity to interest rate moves. As of December 31, 2015, the Fund was positioned approximately 93% gross long and 38% gross short, resulting in total gross exposure of 132% and net long exposure of 55%1. The Fund's managers were both long and short individual corporate bonds, looking to take advantage of what had become a relatively attractive "bond pickers' market."

This positioning paid off during the first five months of the year before soft credit markets and an energy-fueled sell-off in high yield eventually spread to broader fixed income markets and spread the pain. Loans and structured credit softened the blow, but it was not enough to offset losses from exposures to lower-tier corporate bonds, particularly issues of smaller and midsized companies.

All six managers detracted from performance for the year, with returns ranging from -0.89% to -12.09%. The Fund's two biggest detractors were hurt by an exceptionally challenging year for high yield, especially in lower-rated issues.

During the year we removed several high yield credit managers as part of a plan to reduce both the allocation and the number of managers focused on lower-quality and small to midsized companies' high yield issues. By year-end, the Fund's gross exposure to corporate bonds was a little more than 27%, about half of where it was at the start of 2015.

Outlook

We believe that uncertainty surrounding economic growth domestically and abroad, the derivative impacts of the collapse of the commodity markets, as well as the timing of future interest rate increases by the Federal Reserve, will all combine to keep market volatility elevated and present continued challenges for markets in 2016.

This increased level of market volatility could create further disparity between stocks and provide a fertile ground for fundamental stock picking, therefore, we will continue to overweight Long/Short Equity within our multi-strategy funds. With this view in mind, we've taken a balanced approach in allocating across sector specialist and generalist managers within the strategy.

Within the multi-strategy funds, ALPIX and HHSIX, we will continue to underweight Long/Short Debt after moving to that stance near the end of the third quarter. Much of our re-positioning of the portfolio over the last several quarters has centered on reducing dedicated exposure to high yield markets. While it's true that wider spreads have created attractive yields, we believe other strategies in the portfolio have stronger tailwinds in the near-term given the current backdrop. We will continue to seek out situations that are less sensitive to Fed activity or inactivity.

In addition, we believe the environment for niche opportunities in value and Event Driven credit is the best it has been in years given the recent dislocation in the market, and we look forward to watching this unfold across several different segments of the fixed income markets. We will also emphasize liquid strategies in corporate bonds and focus on larger issue sizes and higher credit ratings.

We began reducing exposure to the Event Driven strategy to a neutral weight at the end of the year. While our outlook for corporate activity remains positive, opportunities should prove more selective and headwinds remain due to uncertain growth prospects and a continued macro-overhang.

As we continue to navigate these volatile markets, we believe it's critically important to maintain a dedicated alternatives allocation to help manage volatility, limit drawdowns, and reduce correlation to traditional long-only asset classes.

1.  Exposure is calculated on an accounting basis and is not notional/delta adjusted for futures and options.

As always, we appreciate the confidence you have placed in us. Please don't hesitate to reach out to us if you have any questions about this annual report or our performance in general.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged index does not reflect fees and is not available for direct investment.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALPHA HEDGED STRATEGIES FUND

Growth of $1,000,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	5Y1	10Y1	Since Inception[1]
Hatteras Alpha Hedged Strategies Fund (No Load)	-4.45%	1.01%	0.57%	1.93%[2]
Hatteras Alpha Hedged Strategies Fund (Class A w/o sales charge)	-4.93%	N/A	N/A	0.11%[3]
Hatteras Alpha Hedged Strategies Fund (Class A w/ sales charge)	-9.46%	N/A	N/A	-0.93%[3]
Hatteras Alpha Hedged Strategies Fund (Class C)	-5.58%	0.08%	N/A	-0.89%[4]
Hatteras Alpha Hedged Strategies Fund (Institutional Class)	-4.40%	N/A	N/A	2.10%[5]
BofA ML 3-Month US Treasury Bill	0.05%	0.07%	1.24%	1.39%
HFRX Global Hedge Fund Index	-3.64%	-0.72%	0.05%	1.57%[6]
HFRI FOF: Composite Index	-0.36%	2.08%	2.26%	3.72%[6]
S&P 500 Index (TR)	1.38%	12.57%	7.31%	9.08%
Barclays Aggregate Bond Index	0.55%	3.25%	4.51%	4.35%

1.  Average annual total return.

2.  No Load inception date: 9/23/2002.

3.  Class A inception date: 5/2/2011.

4.  Class C inception date: 8/1/2006.

5.  Institutional Class inception date: 9/30/2011.

6.  HFRI FOF: Composite Index and HFRX Global Hedge Index for the period beginning 9/30/2002. Data is only available for monthly periods.

	No Load	Class A	Class C	Institutional Class
Total Fund Operating Expenses[7,8]	4.99%	4.99%	5.74%	3.99%
Net Fund Operating Expenses[7,8,9]	3.89%	4.39%	5.14%	3.89%

7.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2015.

8.  Additional information pertaining to the Fund's expense ratios as of December 31, 2015 can be found in the financial highlights.

9.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for No Load and Institutional Class, 3.49% for Class A, and 4.24% for Class C through at least April 30, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's advisor has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on September 23, 2002 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALPHA HEDGED STRATEGIES FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Growth of $1,000,000—December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	Since Inception[1]
Hatteras Alternative Multi-Manager Fund	-4.15%	1.53%[2]
BofA ML 3-Month US Treasury Bill	0.05%	0.07%
HFRX Global Hedge Fund Index	-3.64%	-0.92%
HFRI FOF Composite Index	-0.36%	1.77%[3]
S&P 500 Index (TR)	1.38%	11.48%
Barclays Aggregate Bond Index	0.55%	3.10%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  HFRI FoF Index for the period beginning 4/30/2011. Data is only available for monthly periods.

Total Fund Operating Expenses[4,5]	3.90%
Net Fund Operating Expenses[4,5,6]	3.16%

4.  The expense ratio is taken from the Fund's most recent prospectus dated December 4, 2015.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2015 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.25% through at least April 30, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MANAGED FUTURES STRATEGIES FUND

Growth of $1,000,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	Since Inception[1]
Hatteras Managed Futures Strategies Fund (Institutional Class)	-4.21%	-1.09%[2]
BofA ML 3-Month US Treasury Bill	0.05%	0.06%
HFRX Macro: Systematic Diversified CTA Index	-0.92%	-0.69%
Barclays Aggregate Bond Index	0.55%	1.37%

1.  Average annual total return.

2.  Inception Date 9/27/2012.

Institutional Class
Total Fund Operating Expenses[3,4]	2.85%
Net Fund Operating Expenses[3,4,5]	2.78%

3.  The expense ratio is taken from the Fund's most recent prospectus dated April 30, 2015.

4.  Additional information pertaining to the Fund's expense ratios as of December 31, 2015 can be found in the financial highlights.

5.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.49% through at least April 30, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund's advisor has absorbed certain expenses of the Fund, without which returns would have been lower. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on September 27, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MANAGED FUTURES STRATEGIES FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT EQUITY FUND

Growth of $1,000,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	Since Inception[1]
Hatteras Long/Short Equity Fund (Class A w/o sales charge)	0.37%	3.20%[2]
Hatteras Long/Short Equity Fund (Class A w/ sales charge)	-4.36%	2.13%[2]
Hatteras Long/Short Equity Fund (Institutional Class)	0.93%	3.68%[2]
HFRX Equity Hedge Index	-2.33%	-0.60%
S&P 500 Index (TR)	1.38%	11.48%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

	Class A	Institutional Class
Total Fund Operating Expenses[3,4]	4.06%	3.56%
Net Fund Operating Expenses[3,4,5]	3.98%	3.48%

3.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2015.

4.  Additional information pertaining to the Fund's expense ratios as of December 31, 2015 can be found in the financial highlights.

5.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A and 2.49% for Institutional Class through at least April 30, 2016.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT EQUITY FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT DEBT FUND

Growth of $1,000,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	Since Inception[1]
Hatteras Long/Short Debt Fund (Class A w/o sales charge)	-8.54%	-1.22%[2]
Hatteras Long/Short Debt Fund (Class A w/ sales charge)	-12.87%	-2.24%[2]
Hatteras Long/Short Debt Fund (Class C)	-9.11%	-4.98%[3]
Hatteras Long/Short Debt Fund (Institutional Class)	-8.10%	-0.73%[2]
BofA ML 3-Month US Treasury Bill	0.05%	0.07%
HFRX RV: FI — Corporate Index	0.38%	3.44%
Barclays Aggregate Bond Index	0.55%	3.10%

1.  Average annual total return.

2.  Inception date: 5/2/2011.

3.  Inception date: 10/1/2013.

	Class A	Class C	Institutional Class
Total Fund Operating Expenses[4,5]	3.56%	4.31%	3.06%
Net Fund Operating Expenses[4,5,6]	3.46%	4.21%	2.96%

4.  The expense ratios are taken from the Fund's most recent prospectus dated April 30, 2015.

5.  Additional information pertaining to the Fund's expense ratios as of December 31, 2015 can be found in the financial highlights.

6.  Excluding dividends on short positions and interest on borrowing; other fund operating expenses are contractually capped at 2.99% for Class A, 3.74% for Class C, and 2.49% for Institutional Class through at least April 30, 2016.

"Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The average annual returns for Class A shares "w/ sales charge" give effect to the deduction of the maximum sales charge of 4.75%. Class C returns do not reflect a 1.00% contingent sales charge which would be applied to shares sold within the first year of purchase and if reflected, would reduce the performance quoted. The unmanaged indices do not reflect fees and are not available for direct investment."

The chart assumes an initial investment of $1,000,000 made on May 2, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS LONG/SHORT DEBT FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MARKET NEUTRAL FUND

Growth of $10,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	Since Inception[1]
Hatteras Market Neutral Fund (Class H)	-2.10%[2]
BofA Merrill Lynch 3 Month Treasury Bill Index	0.04%[2]
HRFX EH: Equity Market Neutral Index	4.57%[2]

1.  Not annualized.

2.  Inception date: 6/30/2015.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

Individual investors may no longer invest directly in The Market Neutral Fund. Return figures are net of all underlying manager fees and expenses, however, the strategy return figures do not reflect expenses of the publicly offered funds that invest in the Market Neutral Fund.

The chart assumes an initial investment of $10,000 made on June 30, 2015 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS MARKET NEUTRAL FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS EVENT DRIVEN FUND

Growth of $10,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	5Y1	Since Inception[1]
Hatteras Event Driven Fund (Class H)	-9.35%	4.88%	2.81%[2]
BofA Merrill Lynch 3 Month Treasury Bill Index	0.05%	0.07%	1.14%[3]
HFRX Event Driven Index	-6.94%	0.49%	0.36%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRX Event Driven Index and BofA Merrill Lynch 3 Month Treasury Bill Index for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com. The unmanaged indices do not reflect fees and are not available for direct investment.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

HATTERAS EVENT DRIVEN FUND

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets

^  Amount is less than 0.05%.

DEFINITIONS

S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS energy sector.

Barclays Global Aggregate Index is designed to be a broad based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States.

Brent Crude is a major trading classification of sweet light crude oil that serves as a major benchmark price for purchases of oil worldwide.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Russell 2000 Energy Index is an unmanaged index considered representative of small-cap energy stocks.

The HFRX Equity Market Neutral Index is an uninvestable, unmanaged index that is compiled by Hedge Fund Research, Inc. It is comprised soley of hedge funds, and is designed to be representative of the overall composition of the hedge fund universe implementing a equity market neutral strategies which typically maintain characteristic net equity market exposure no greater than 10% long or short.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The HFRI Fund of Funds Conservative Index is an uninvestable, unmanaged index that exhibits one or more of the following characteristics: seeks consistent returns by primarily investing in funds that generally engage in more 'conservative' strategies such as Equity Market Neutral, Fixed Income Arbitrage, and Convertible Arbitrage; exhibits a lower historical annual standard deviation than the HFRI Fund of Funds Composite Index. A fund in the HFRI FOF Conservative Index shows generally consistent performance regardless of market conditions.

90-day T-bill is the current yield of the U.S. Treasury securities maturing in 90 days.

CBOE VIX Index shows the market's expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the "investor fear gauge."

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

The opinions expressed in this report are subject to change without notice. This material has been prepared or is distributed solely for informational purposes and is not a solicitation or an offer to buy any security or instrument or to participate in any trading strategy. The opinions discussed in the letter are solely those of the Funds' investment adviser, Hatteras Funds, LLC ("Advisor") and may contain certain forward-looking statements about the factors that may affect the performance of the Hatteras Funds in the future. These statements are based on the Advisor's predictions and expectations concerning certain future events and their expected impact on the Hatteras Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. It is intended solely for the use of the person to whom it is given and may not be reproduced or distributed to any other person. This should be read in conjunction with or preceded by a current prospectus. The information and statistics in this report are from sources believed to be reliable, but are not warranted by Hatteras to be accurate or complete.

IMPORTANT DISCLOSURES AND KEY RISK FACTORS

Each Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectus and prospectus contain this and other important information about the investment company, and may be obtained by calling 877.569.2382 or visiting hatterasfunds.com. Read it carefully before investing.

Certain hedging techniques and leverage employed in the management of a Fund may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for a Fund. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of a Fund. Options held in a Fund may be illiquid and the fund manager may have difficulty closing out a position. Exposure to the commodities markets through investment in managed futures programs may subject a Fund to greater volatility than investment in traditional securities. Fixed Income instruments are exposed to credit and interest rate risks.

Investing in lower-rated ("high-yield") debt securities involves special risks in addition to the risks associated with investments in higher-rated debt securities, including a high degree of credit risk and liquidity risk. A Fund may also invest in:

•  Smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;

•  Foreign securities, which involve currency risk, different accounting standards and are subject to political instability;

•  Securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;

•  Shares of other investment companies (affiliated) that invest in securities and styles similar to the Fund, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds;

•  Shares of other non-affiliated investment companies primarily including ETFs.

Each Fund intends to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses.

Because each Fund is a fund-of-funds, your cost of investing in a Fund will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in a Fund, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the summary prospectus or prospectus for more information about a Fund, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in a Fund may not be suitable for all investors.

The Funds are distributed by Hatteras Capital Distributors, LLC, member FINRA/SIPC, an affiliate of Hatteras Funds, LP by virtue of common control or ownership.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund

Hatteras Alternative Multi-Manager Fund

Hatteras Managed Futures Strategies Fund

Hatteras Long/Short Equity Fund

Hatteras Long/Short Debt Fund

Hatteras Market Neutral Fund

Hatteras Event Driven Fund

Financial Statements

For the year ended December 31, 2015

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALPHA HEDGED STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Underlying Funds — 99.7%
Hatteras Event Driven Fund[a,b]	6,783,441	$73,343,922
Long/Short Equity[a,b]	16,313,496	133,527,595
Managed Futures Strategies[a,b]	3,875,037	38,286,916
Hatteras Market Neutral Fund[a,b]	4,601,768	45,051,313
Relative Value — Long/Short Debt[a,b]	4,957,977	43,199,841
Total Underlying Funds (Cost $273,212,069)		$333,409,587
Money Market Funds — 0.1%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class. 0.29%[c]	385,957	385,957
Total Money Market Funds (Cost $385,957)		385,957
Total Investments (Cost $273,598,026) — 99.8%		333,795,544
Other Assets in Excess of Liabilities — 0.2%		558,829
Total Net Assets — 100.0%		$334,354,373

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 8 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS ALTERNATIVE MULTI-MANAGER FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Underlying Funds — 98.7%
Hatteras Event Driven Fund[a,b]	1,455,964	$15,742,174
Long/Short Equity[a,b]	2,639,375	21,603,546
Hatteras Market Neutral Fund[a,b]	622,418	6,093,472
Relative Value — Long/Short Debt[a,b]	182,462	1,589,829
Total Underlying Funds (Cost $38,308,022)		$45,029,021
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.29%[c]	843	843
Total Money Market Funds (Cost $843)		843
Total Investments (Cost $38,308,865) — 98.7%		45,029,864
Other Assets in Excess of Liabilities — 1.3%		624,063
Total Net Assets — 100.0%		$45,653,927

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 8 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MANAGED FUTURES STRATEGIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Underlying Funds Trust — 99.7%
Managed Futures Strategies[a,b]	72,535	$716,675
Total Underlying Funds Trust (Cost $721,471)		$716,675
Money Market Funds — 0.3%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.29%[c]	2,622	2,622
Total Money Market Funds (Cost $2,622)		2,622
Total Investments (Cost $724,093) — 100.0%		719,297
Liabilities in Excess of Other Assets — 0.0%		(395)
Total Net Assets — 100.0%		$718,902

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 8 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Underlying Funds Trust — 100.8%
Long/Short Equity[a,b]	6,809,460	$55,736,122
Total Underlying Funds Trust (Cost $50,221,670)		$55,736,122
Money Market Funds — 0.3%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.29%[c]	159,850	159,850
Total Money Market Funds (Cost $159,850)		159,850
Total Investments (Cost $50,381,520) — 101.1%		55,895,972
Liabilities in Excess of Other Assets — (1.1%)		(591,546)
Total Net Assets — 100.0%		$55,304,426

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 8 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS LONG/SHORT DEBT FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Underlying Funds Trust — 101.7%
Relative Value — Long/Short Debt[a,b]	15,903,421	$138,569,684
Total Underlying Funds Trust (Cost $146,153,732)		$138,569,684
Money Market Funds — 0.0%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class, 0.29%[c]	88	88
Total Money Market Funds (Cost $88)		88
Total Investments (Cost $146,153,820) — 101.7%		138,569,772
Liabilities in Excess of Other Assets — (1.7%)		(2,341,714)
Total Net Assets — 100.0%		$136,228,058

Percentages are stated as a percent of net assets.

Footnotes

a — Non-income producing.

b — Affiliated issuer. Please refer to Note 8 of the Notes to Financial Statements.

c — Variable Rate Security. Rate shown is the seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks — 44.8%
Auto Components — 0.7%
Visteon Corp.[a]	3,300	$377,850
Communications Equipment — 2.3%
Ruckus Wireless, Inc.[a]	49,100	525,861
ShoreTel, Inc.[a]	72,100	638,085
Total Communications Equipment		1,163,946
Electric Utilities — 6.4%
ALLETE, Inc.	9,805	498,388
American Electric Power Co., Inc.	5,161	300,732
Avangrid, Inc.[a]	6,725	258,240
Great Plains Energy, Inc.	18,952	517,579
Pinnacle West Capital Corp.	19,006	1,225,507
Westar Energy, Inc.	11,634	493,398
Total Electric Utilities		3,293,844
Electronic Equipment, Instruments & Components — 0.4%
Dolby Laboratories, Inc.	5,900	198,535
Food Products — 0.3%
Post Holdings, Inc. (Tangible Equity Units)	1,410	165,329
Gas Utilities — 6.7%
AGL Resources, Inc.	24,442	1,559,644
New Jersey Resources Corp.	31,540	1,039,558
South Jersey Industries, Inc.	36,065	848,249
Total Gas Utilities		3,447,451
Health Care Technology — 2.3%
Vocera Communications, Inc.[a]	96,400	1,176,080
Internet & Catalog Retail — 2.3%
Amazon.com, Inc.[a]	850	574,506
Expedia, Inc.	5,033	625,602
Total Internet & Catalog Retail		1,200,108
Internet Software & Services — 4.2%
Alphabet, Inc.[a]	1,500	1,167,015
Facebook, Inc.[a]	4,900	512,834
Intralinks Holdings, Inc.[a]	22,600	204,982
XO Group, Inc.[a]	17,700	284,262
Total Internet Software & Services		2,169,093
Multi-Utilities — 4.4%
Ameren Corp.	23,621	1,021,136
NiSource, Inc.	41,215	804,105
Sempra Energy	4,622	434,514
Total Multi-Utilities		2,259,755
Real Estate Investment Trusts (REITs) — 1.0%
CyrusOne, Inc.	13,800	516,810
Semiconductors & Semiconductor Equipment — 4.8%
Ambarella, Inc.[a]	2,400	133,776
Cirrus Logic, Inc.[a]	12,100	357,313
Cypress Semiconductor Corp.	72,500	711,225

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 4.8% (continued)
M/A COM Technology Solutions Holdings, Inc.[a]	7,800	$318,942
Tessera Technologies, Inc.	30,261	908,133
Total Semiconductors & Semiconductor Equipment		2,429,389
Software — 7.7%
Datawatch Corp.[a]	27,900	166,842
Infoblox, Inc.[a]	40,900	752,151
Jive Software, Inc.[a]	79,736	325,323
MobileIron, Inc.[a]	88,300	318,763
RingCentral, Inc.[a]	31,100	733,338
Silver Spring Networks, Inc.[a]	62,400	899,184
SolarWinds, Inc.[a]	8,000	471,200
Telenav, Inc.[a]	42,900	244,101
Total Software		3,910,902
Technology Hardware, Storage & Peripherals — 1.3%
SanDisk Corp.	6,000	455,940
Seagate Technology PLC	5,400	197,964
Total Technology Hardware, Storage & Peripherals		653,904
Total Common Stocks (Cost $22,136,001)		22,962,996
Convertible Preferred Stocks — 2.8%
Food Products — 0.4%
Tyson Foods, Inc., 4.750%	3,000	182,040
Oil, Gas & Consumable Fuels — 0.2%
Anadarko Petroleum Corp., 7.500%	1,835	62,298
WPX Energy, Inc., 6.250%	1,030	32,373
Total Oil, Gas & Consumable Fuels		94,671
Pharmaceuticals — 1.6%
Allergan PLC, 5.500%	530	545,996
Teva Pharmaceutical Industries Ltd., 7.000%	290	295,034
Total Pharmaceuticals		841,030
Real Estate Investment Trusts (REITs) — 0.6%
Crown Castle International Corp., 4.500%	3,035	325,367
Total Convertible Preferred Stocks (Cost $1,454,977)		1,443,108
	Principal Amount
Convertible Bonds — 21.6%
Air Freight & Logistics — 0.5%
Echo Global Logistics, Inc. 2.500%, 05/01/2020	$185,000	161,875
UTi Worldwide, Inc. 4.500%, 03/01/2019	110,000	108,487
Total Air Freight & Logistics		270,362
Automobiles — 0.7%
Tesla Motors, Inc. 1.250%, 03/01/2021	370,000	339,013

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Biotechnology — 1.0%
BioMarin Pharmaceutical, Inc. 0.750%, 10/15/2018[b]	$225,000	$288,844
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/2021[b]	220,000	247,500
Total Biotechnology		536,344
Communications Equipment — 1.3%
CalAmp Corp. 1.625%, 05/15/2020 (Acquired 09/17/2015 through 09/30/2015, Cost $115,608)[c]	125,000	123,203
Ciena Corp. 3.750%, 10/15/2018 (Acquired 07/22/2015, Cost $354,457)[b,c]	255,000	316,200
Palo Alto Networks, Inc. 0.000%, 07/01/2019	125,000	207,656
Total Communications Equipment		647,059
Construction & Engineering — 0.3%
Dycom Industries, Inc. 0.750%, 09/15/2021 (Acquired 09/10/2015 through 12/15/2015, Cost $185,871)[c]	180,000	176,850
Construction Materials — 0.2%
Cemex SAB De CV 3.720%, 03/15/2020	120,000	94,125
Consumer Finance — 0.6%
Encore Capital Group, Inc. 3.000%, 07/01/2020	115,000	98,037
PRA Group, Inc. 3.000%, 08/01/2020	275,000	232,375
Total Consumer Finance		330,412
Energy Equipment & Services — 0.3%
Hornbeck Offshore Services, Inc. 1.500%, 09/01/2019[b]	235,000	133,069
Health Care Equipment & Supplies — 2.0%
Hologic, Inc. 2.000%, 12/15/2043	150,000	190,875
Insulet Corp. 2.000%, 06/15/2019[b]	245,000	253,728
NuVasive, Inc. 2.750%, 07/01/2017[b]	305,000	416,134
Spectranetics Corp. 2.625%, 06/01/2034	225,000	169,594
Total Health Care Equipment & Supplies		1,030,331
Household Durables — 0.3%
CalAtlantic Group, Inc. 1.625%, 05/15/2018	105,000	138,403
Internet & Catalog Retail — 0.7%
Ctrip.com International Ltd. 1.990%, 07/01/2025 (Acquired 10/21/2015 through 12/22/2015, Cost $144,704)[c]	145,000	162,491
Priceline Group, Inc. 1.000%, 03/15/2018	145,000	206,172
Total Internet & Catalog Retail		368,663

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Internet Software & Services — 2.2%
Envestnet, Inc. 1.750%, 12/15/2019	$155,000	$136,206
HomeAway, Inc. 0.125%, 04/01/2019	60,000	59,925
j2 Global, Inc. 3.250%, 06/15/2029[b]	210,000	275,231
LinkedIn Corp. 0.500%, 11/01/2019[b]	290,000	304,138
Twitter, Inc. 1.000%, 09/15/2021	405,000	338,428
Total Internet Software & Services		1,113,928
IT Services — 0.4%
Cardtronics, Inc. 1.000%, 12/01/2020	240,000	222,750
Machinery — 0.3%
Navistar International Corp. 4.750%, 04/15/2019[b]	360,000	171,900
Media — 0.9%
Liberty Interactive LLC 0.750%, 03/30/2043[b]	290,000	436,087
Metals & Mining — 0.7%
RTI International Metals, Inc. 1.625%, 10/15/2019	340,000	347,863
Oil, Gas & Consumable Fuels — 1.2%
Cheniere Energy, Inc. 4.250%, 03/15/2045	250,000	130,000
Cobalt International Energy, Inc. 2.625%, 12/01/2019[b]	210,000	117,731
Scorpio Tankers, Inc. 2.375%, 07/01/2019 (Acquired 07/22/2015, Cost $290,148)[c]	255,000	235,716
Whiting Petroleum Corp. 1.250%, 04/01/2020 (Acquired 07/22/2015, Cost $156,432)[c]	170,000	115,600
Total Oil, Gas & Consumable Fuels		599,047
Pharmaceuticals — 1.4%
Horizon Pharma Investment Ltd. 2.500%, 03/15/2022 (Acquired 07/22/2015, Cost $358,897)[c]	245,000	244,541
Jazz Investments I Ltd. 1.875%, 08/15/2021[b]	230,000	240,637
Medicines Co. 2.500%, 01/15/2022 (Acquired 03/20/2015, Cost $199,047)[c]	175,000	221,813
Total Pharmaceuticals		706,991
Real Estate Investment Trusts (REITs) — 0.2%
Blackstone Mortgage Trust, Inc. 5.250%, 12/01/2018	100,000	101,750
Semiconductors & Semiconductor Equipment — 2.6%
Microchip Technology, Inc. 1.625%, 02/15/2025 (Acquired 07/22/2015, Cost $271,057)[b,c]	290,000	288,187
Micron Technology, Inc. 3.000%, 11/15/2043[b]	245,000	203,656

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Semiconductors & Semiconductor Equipment — 2.6% (continued)
NXP Semiconductors NV 1.000%, 12/01/2019[b]	$325,000	$356,078
ON Semiconductor Corp. 1.000%, 12/01/2020 (Acquired 07/22/2015, Cost $267,744)[c]	280,000	260,750
Sunpower Corp. 4.000%, 01/15/2023 (Acquired 12/10/2015 through 12/22/2015, Cost $185,087)[c]	170,000	203,788
Total Semiconductors & Semiconductor Equipment		1,312,459
Software — 2.4%
FireEye, Inc. 1.625%, 06/01/2035 (Acquired 07/22/2015, Cost $209,072)[c]	200,000	160,375
Proofpoint, Inc. 1.250%, 12/15/2018	90,000	155,025
0.750%, 06/15/2020 (Acquired 07/22/2015, Cost $158,895)[c]	145,000	151,616
PROS Holdings, Inc. 2.000%, 12/01/2019 (Acquired 05/05/2015 through 05/12/2015, Cost $149,569)[c]	155,000	151,319
salesforce.com, Inc. 0.250%, 04/01/2018	120,000	154,350
ServiceNow, Inc. 0.000%, 11/01/2018	145,000	186,053
Synchronoss Technologies, Inc. 0.750%, 08/15/2019	265,000	266,325
Total Software		1,225,063
Specialty Retail — 0.6%
Restoration Hardware Holdings, Inc. 0.000%, 07/15/2020 (Acquired 07/22/2015, Cost $331,106)[c]	320,000	283,800
Technology Hardware, Storage & Peripherals — 0.8%
Electronics For Imaging, Inc. 0.750%, 09/01/2019[b]	245,000	260,925
SanDisk Corp. 1.500%, 08/15/2017	100,000	156,812
Total Technology Hardware, Storage & Peripherals		417,737
Total Convertible Bonds (Cost $11,918,176)		11,004,006
Corporate Bonds — 0.3%
Biotechnology — 0.3%
Incyte Corp. 1.250%, 11/15/2020 (Acquired 07/22/2015, Cost $148,388)[b,c]	70,000	152,425
Total Corporate Bonds (Cost $148,388)		152,425
	Shares
Exchange Traded Funds — 0.2%
iShares TIPS Bond ETF	705	77,324
Total Exchange Traded Funds (Cost $77,330)		77,324

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Contracts	Value
Purchased Options[a] — 0.1%
Call Options — 0.1%
Air Methods Corp. Expiration January 2016, Exercise Price: $45.00	60	$1,800
CommVault Systems, Inc. Expiration January 2016, Exercise Price: $42.50	60	1,200
GoPro, Inc. Expiration January 2016, Exercise Price: $22.00	193	1,544
Infinera Corp. Expiration January 2016, Exercise Price: $23.00	130	325
Juniper Networks, Inc. Expiration January 2016, Exercise Price: $29.50	105	1,365
Marketo, Inc. Expiration January 2016, Exercise Price: $35.00	70	700
NetApp, Inc. Expiration January 2016, Exercise Price: $28.50	150	1,500
Rambus, Inc. Expiration January 2016, Exercise Price: $13.00	395	2,765
TiVo, Inc. Expiration January 2016, Exercise Price: $10.00	294	1,029
Ubiquiti Networks, Inc. Expiration January 2016, Exercise Price: $35.00	60	450
Xilinx, Inc. Expiration January 2016, Exercise Price: $50.00	45	540
Total Call Options		13,218
Total Purchased Options (Cost $32,358)		13,218
	Shares	Value
Money Market Funds — 14.2%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.29%[d]	7,282,880	7,282,880
Total Money Market Funds (Cost $7,282,880)		7,282,880
Total Investments (Cost $43,050,110) — 84.0%		42,935,957
Other Assets in Excess of Liabilities — 16.0%		8,205,396
Total Net Assets — 100.0%		$51,141,353

Percentages are stated as a percent of net assets.

a  Non-income producing.

b  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $3,914,203.

c  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $3,248,674 which represents 6.4% of total net assets.

d  Variable Rate Security. The rate shown represents the rate at December 31, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015

	Shares	Value
Common Stocks — 33.3%
Aerospace & Defense — 0.2%
TASER International, Inc.	6,900	$119,301
Air Freight & Logistics — 0.1%
Echo Global Logistics, Inc.	1,890	38,537
Auto Components — 0.2%
Gentherm, Inc.	2,100	99,540
Automobiles — 0.5%
Tesla Motors, Inc.	1,015	243,610
Biotechnology — 0.8%
BioMarin Pharmaceutical, Inc.	1,580	165,521
Incyte Corp.	1,115	120,922
Ionis Pharmaceuticals, Inc.	2,040	126,337
Total Biotechnology		412,780
Communications Equipment — 2.0%
Aerohive Networks, Inc.	7,200	36,792
CalAmp Corp.	2,265	45,142
Ciena Corp.	6,955	143,899
Motorola Solutions, Inc.	1,400	95,830
NetScout Systems, Inc.	3,900	119,730
Palo Alto Networks, Inc.	950	167,333
Sierra Wireless, Inc.	9,000	141,660
Telefonaktiebolaget LM Ericsson — ADR	10,600	101,866
Ubiquiti Networks, Inc.	6,000	190,140
Total Communications Equipment		1,042,392
Construction & Engineering — 0.2%
Dycom Industries, Inc.	1,185	82,903
Construction Materials — 0.1%
Cemex SAB De CV — ADR	6,085	33,893
Consumer Finance — 0.6%
American Express Co.	2,800	194,740
Encore Capital Group, Inc.	1,640	47,691
PRA Group, Inc.	1,770	61,401
Total Consumer Finance		303,832
Diversified Consumer Services — 0.2%
2U, Inc.	3,000	83,940
Diversified Financial Services — 0.2%
On Deck Capital, Inc.	9,100	93,730
Electric Utilities — 2.6%
IDACORP, Inc.	7,346	499,528
PPL Corp.	24,088	822,123
Total Electric Utilities		1,321,651
Electronic Equipment, Instruments & Components — 0.3%
OSI Systems, Inc.	600	53,196
Plexus Corp.	2,800	97,776
Total Electronic Equipment, Instruments & Components		150,972

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Energy Equipment & Services — 0.1%
Hornbeck Offshore Services, Inc.	1,455	$14,463
RigNet, Inc.	2,300	47,587
Total Energy Equipment & Services		62,050
Food Products — 0.5%
Post Holdings, Inc.	2,130	131,421
Tyson Foods, Inc.	2,700	143,991
Total Food Products		275,412
Gas Utilities — 0.5%
Questar Corp.	4,483	87,329
UGI Corp.	5,088	171,771
Total Gas Utilities		259,100
Health Care Equipment & Supplies — 0.8%
Hologic, Inc.	1,835	70,996
Insulet Corp.	1,560	58,984
NuVasive, Inc.	4,345	235,108
Spectranetics Corp.	2,870	43,222
Total Health Care Equipment & Supplies		408,310
Health Care Providers & Services — 0.8%
Air Methods Corp.	9,800	410,914
Health Care Technology — 1.0%
Connecture, Inc.	15,000	54,150
Evolent Health, Inc.	6,000	72,660
Medidata Solutions, Inc.	4,100	202,089
Omnicell, Inc.	5,500	170,940
Total Health Care Technology		499,839
Hotels, Restaurants & Leisure — 0.2%
Buffalo Wild Wings, Inc.	600	95,790
Household Durables — 0.8%
CalAtlantic Group, Inc.	2,053	77,850
GoPro, Inc.	19,300	347,593
Total Household Durables		425,443
Internet & Catalog Retail — 0.4%
Ctrip.com International Ltd. — ADR	1,390	64,399
Priceline Group, Inc.	110	140,244
Total Internet & Catalog Retail		204,643
Internet Software & Services — 1.9%
Envestnet, Inc.	3,132	93,490
GrubHub, Inc.	5,600	135,520
j2 Global, Inc.	1,485	122,245
LinkedIn Corp.	195	43,891
New Relic, Inc.	4,000	145,720
OPOWER, Inc.	5,000	52,800
Textura Corp.	4,600	99,268
Twitter, Inc.	5,490	127,039
Zillow Group, Inc.	6,700	157,316
Total Internet Software & Services		977,289

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
IT Services — 1.2%
Cardtronics, Inc.	1,835	$61,748
International Business Machines Corp.	2,100	289,002
Unisys Corp.	12,600	139,230
Xerox Corp.	13,600	144,568
Total IT Services		634,548
Life Sciences Tools & Services — 0.3%
Fluidigm Corp.	16,200	175,122
Machinery — 0.0%
Navistar International Corp.	1,628	14,391
Media — 0.1%
Charter Communications, Inc.	400	73,240
Metals & Mining — 0.2%
Alcoa, Inc.	8,275	81,674
Multi-Utilities — 5.2%
Black Hills Corp.	12,328	572,389
Consolidated Edison, Inc.	4,767	306,375
Dominion Resources, Inc.	11,628	786,518
Public Service Enterprise Group, Inc.	17,655	683,072
WEC Energy Group, Inc.	5,889	302,165
Total Multi-Utilities		2,650,519
Oil, Gas & Consumable Fuels — 0.4%
Cheniere Energy, Inc.	815	30,359
Cobalt International Energy, Inc.	1,655	8,937
Scorpio Tankers, Inc.	9,215	73,904
Western Gas Equity Partners LP	1,265	45,907
Whiting Petroleum Corp.	1,930	18,219
WPX Energy, Inc.	3,295	18,913
Total Oil, Gas & Consumable Fuels		196,239
Pharmaceuticals — 1.5%
Allergan PLC	905	282,813
Horizon Pharma PLC	4,275	92,639
Jazz Pharmaceuticals PLC	520	73,091
Medicines Co.	3,660	136,664
Teva Pharmaceutical Industries Ltd. — ADR	2,840	186,418
Total Pharmaceuticals		771,625
Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Mortgage Trust, Inc.	700	18,732
Crown Castle International Corp.	1,820	157,339
Total Real Estate Investment Trusts (REITs)		176,071
Semiconductors & Semiconductor Equipment — 1.3%
Applied Micro Circuits Corp.	8,000	50,960
Mellanox Technologies Ltd.	2,200	92,708
Microchip Technology, Inc.	3,320	154,513
Micron Technology, Inc.	5,040	71,366
NXP Semiconductors NV	1,730	145,753
ON Semiconductor Corp.	5,300	51,940
SunPower Corp.	3,100	93,031
Total Semiconductors & Semiconductor Equipment		660,271

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS MARKET NEUTRAL FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Software — 2.0%
Broadsoft, Inc.	3,200	$113,152
CyberArk Software Ltd.	800	36,112
FireEye, Inc.	1,475	30,592
Gigamon, Inc.	3,600	95,652
Mobileye NV	2,200	93,016
Proofpoint, Inc.	2,040	132,620
PROS Holdings, Inc.	2,500	57,600
salesforce.com, Inc.	1,365	107,016
Seachange International, Inc.	14,400	97,056
ServiceNow, Inc.	1,275	110,364
Synchronoss Technologies, Inc.	2,000	70,460
Zendesk, Inc.	3,800	100,472
Total Software		1,044,112
Specialty Retail — 0.5%
CarMax, Inc.	2,600	140,322
Restoration Hardware Holdings, Inc.	1,220	96,929
Total Specialty Retail		237,251
Technology Hardware, Storage & Peripherals — 0.6%
Electronics For Imaging, Inc.	1,825	85,300
HP, Inc.	12,000	142,080
SanDisk Corp.	1,205	91,568
Total Technology Hardware, Storage & Peripherals		318,948
Water Utilities — 4.4%
American States Water Co.	14,728	617,840
American Water Works Co., Inc.	13,722	819,889
Aqua America, Inc.	27,091	807,312
Total Water Utilities		2,245,041
Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.	18,000	119,160
Total Common Stocks (Proceeds $17,669,429)		17,044,083
Exchange Traded Funds — 0.3%
iShares 1-3 Year Treasury Bond ETF	730	61,583
iShares 3-7 Year Treasury Bond ETF	500	61,305
Total Exchange Traded Funds (Proceeds $123,062)		122,888
Total Securities Sold Short (Proceeds $17,792,491) — 33.6%		$17,166,971

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

The average quarterly value of purchased options during the period ended December 31, 2015 were as follows:

Purchased options	$19,714

The amount of realized loss on purchased options for the period ended December 31, 2015 was $186,214.

The amount of unrealized depreciation on purchased options for the period ended December 31, 2015 was $19,140.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2015:

Description	Level 1		Level 2		Level 3	Total
Common Stocks	$22,797,667	(1)	$165,329	(2)	$—	$22,962,996
Convertible Preferred Stocks	1,117,741		325,367		—	1,443,108
Convertible Bonds	—		11,004,006		—	11,004,006
Corporate Bonds	—		152,425		—	152,425
Exchange Traded Funds	77,324		—		—	77,324
Purchased Options	2,084		11,134		—	13,218
Money Market Funds	7,282,880		—		—	7,282,880
Total Long Investments in Securities	$31,277,696		$11,658,261		$—	$42,935,957
Securities Sold Short:
Common Stocks	$17,044,083		$—		$—	$17,044,083
Exchange Traded Funds	122,888		—		—	122,888
Total Securities Sold Short	$17,166,971		$—		$—	$17,166,971

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

(1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

(2)  The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Long Securities
Food Products	$165,329
$165,329

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks — 77.5%
Aerospace & Defense — 3.4%
BWX Technologies, Inc.[a]	94,151	$2,991,177
Airlines — 5.7%
Delta Air Lines, Inc.[a]	50,460	2,557,818
United Continental Holdings, Inc.[a,b]	43,131	2,471,406
Total Airlines		5,029,224
Automobiles — 2.2%
Fiat Chrysler Automobiles NVa,b	139,413	1,950,388
Banks — 0.7%
Citigroup, Inc.	12,305	636,784
Chemicals — 7.1%
Ferro Corp.[a,b]	262,247	2,916,187
Innophos Holdings, Inc.[a]	23,793	689,521
OCI Partners LP	24,253	172,924
Orion Engineered Carbons SAa	95,875	1,208,025
The Dow Chemical Co.[a]	26,661	1,372,508
Total Chemicals		6,359,165
Commercial Services & Supplies — 0.6%
Casella Waste Systems, Inc.[b]	83,622	500,060
Construction Materials — 3.0%
Cemex SAB de CV — ADR[b]	205,535	1,144,830
Headwaters, Inc.[b]	25,188	424,922
Summit Materials, Inc.[a,b]	55,309	1,108,384
Total Construction Materials		2,678,136
Consumer Finance — 2.0%
Synchrony Financial[a,b]	50,765	1,543,764
Timbercreek Mortgage Investment	41,058	224,918
Total Consumer Finance		1,768,682
Containers & Packaging — 4.5%
Graphic Packaging Holding Co.[a]	186,201	2,388,959
Intertape Polymer Group, Inc.[b]	119,895	1,619,453
Total Containers & Packaging		4,008,412
Diversified Telecommunication Services — 7.5%
Level 3 Communications, Inc.[a,b]	92,304	5,017,645
ORBCOMM, Inc.[b]	97,204	703,757
Zayo Group Holdings, Inc.[b]	34,713	923,019
Total Diversified Telecommunication Services		6,644,421
Energy Equipment & Services — 0.5%
North American Energy Partners, Inc.	259,441	448,833
Food Products — 1.1%
Nomad Foods Ltd.[b]	81,670	963,706
Health Care Equipment & Supplies — 0.0%
Human Touch (Acquired 8/12/2009 through 10/1/2013, Cost $97,925)[b,e,f]	394	27,606

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Hotels, Restaurants & Leisure — 6.2%
ClubCorp Holdings, Inc.[a]	112,671	$2,058,499
Diamond Resorts International, Inc.[a,b]	131,695	3,359,539
J. Alexander's Holdings, Inc.[b]	12,344	134,797
Marriott International, Inc.[a]	1	67
Total Hotels, Restaurants & Leisure		5,552,902
Household Durables — 1.9%
WCI Communities, Inc.[b]	77,522	1,727,190
Insurance — 1.5%
Japan Post Hold Co.[b]	59,178	918,232
Universal Insurance Holdings, Inc.	9,987	231,499
WMIH Corp.[b]	85,173	220,598
Total Insurance		1,370,329
Internet & Catalog Retail — 0.4%
Netflix, Inc.[b]	2,900	331,702
IT Services — 2.3%
Paypal Holdings, Inc.[b]	56,587	2,048,449
Machinery — 0.4%
Jason Industries, Inc.[a,b]	104,340	394,405
Marine — 1.4%
Matson, Inc.[a]	29,586	1,261,251
Media — 3.8%
CBS Corp.	20,574	969,653
Comcast Corp.	17,875	1,008,686
MSG Networks, Inc.[a,b]	37,156	772,845
The Walt Disney Co.	5,900	619,972
Total Media		3,371,156
Metals & Mining — 1.5%
Constellium NVb	163,333	1,257,664
Primero Mining Corp.[b]	15,368	34,652
Total Metals & Mining		1,292,316
Oil, Gas & Consumable Fuels — 3.8%
Energy Transfer Partners LP	31,000	425,940
Penn West Petroleum Ltd.[a]	2,324,468	1,943,953
Rock Energy, Inc.[b]	948,742	1,001,057
Total Oil, Gas & Consumable Fuels		3,370,950
Paper & Forest Products — 2.5%
Norbord, Inc.	115,557	2,250,677
Real Estate Investment Trusts (REITs) — 1.0%
Dream Global Real Estate Investment Trust	55,800	349,229
WPT Industrial Real Estate Investment Trust	46,968	558,449
Total Real Estate Investment Trusts (REITs)		907,678
Road & Rail — 3.0%
AMERCO[a]	3,654	1,423,233
Hertz Global Holdings, Inc.[a,b]	87,173	1,240,472
Total Road & Rail		2,663,705

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment — 3.2%
Micron Technology, Inc.[a,b]	84,345	$1,194,325
Siltronic AGb	10,422	252,768
SunEdison Semiconductor Ltd.[b]	174,396	1,367,265
Total Semiconductors & Semiconductor Equipment		2,814,358
Software — 2.3%
Ubisoft Entertainment[b]	70,791	2,048,781
Specialty Retail — 1.8%
Advance Auto Parts, Inc.	3,632	546,652
CST Brands, Inc.	7,849	307,210
Lowe's Companies, Inc.	10,196	775,304
Total Specialty Retail		1,629,166
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands, Inc.	5,272	155,155
Transportation Infrastructure — 2.0%
Aena SA (Acquired 2/23/2015 through 12/2/2015, Cost $1,473,282)[b,d]	15,721	1,800,209
Total Common Stocks (Cost $70,013,401)		68,996,973
Preferred Stocks — 0.5%
Health Care Equipment & Supplies — 0.1%
Human Touch Series B, 5.000% (Acquired 8/12/2009 through 10/1/2013, Cost $195,800)[e,f]	787	59,028
Thrifts & Mortgage Finance — 0.4%
Federal Home Loan Mortgage Corp., 8.375%[b,c]	48,976	166,518
Federal National Mortgage Association, 8.250%[b,c]	55,619	194,667
Total Thrifts & Mortgage Finance		361,185
Total Preferred Stocks (Cost $686,772)		420,213
	Principal Amount
Corporate Bonds — 2.5%
Oil, Gas & Consumable Fuels — 1.7%
Endeavour International Corp. 12.000%, 03/01/2018[g]	$609,613	30,481
Lightstream Resources Ltd. 8.625%, 02/01/2020 (Acquired 02/03/2015 through 03/12/2015, Cost $3,085,837)[a,d]	4,307,451	969,176
W&T Offshore, Inc. 8.500%, 06/15/2019	1,500,000	525,000
Total Oil, Gas & Consumable Fuels		1,524,657
Paper & Forest Products — 0.8%
Millar Western Forest Products Ltd. 8.500%, 04/01/2021 (Acquried 12/16/2015, Cost $792,317)[f]	1,410,000	733,200
Verso Paper Holdings LLC/Verso Paper, Inc. 11.375%, 08/01/2016	925,000	4,625
11.750%, 01/15/2019	950,000	14,250
Total Paper & Forest Products		752,075
Total Corporate Bonds (Cost $7,048,700)		2,276,732

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Escrow Notes — 0.0%
Lear Corp.[b,e]	$1,000,000	$100
Smurfit-Stone Container Corp.[a,b,e]	7,125	0
Total Escrow Notes (Cost $0)		100
	Shares
Closed End Funds — 0.9%
American Capital Ltd.[b]	58,661	808,935
Total Closed End Funds (Cost $810,403)		808,935
Exchange Traded Funds — 1.1%
iShares U.S. Home Construction ETF[a]	36,793	997,090
Total Exchange Traded Funds (Cost $1,007,304)		997,090
Rights — 0.2%
Ambit Biosciences Corp.[b,e]	1,500	900
Chelsea Therapeutics International Ltd.[b,e]	1,000	110
Contra Teva Pharmaceuticals, Inc.[b,e]	71,885	38,099
Durata Therapeutics, Inc.[b,e]	10,000	1,600
Furiex Pharmaceuticals Inc.[b,e]	1,000	0
Leap Wireless International, Inc. CVR[b,e]	60,000	151,200
Omthera Pharmaceuticals[b,e]	100	60
Trius Therapeutics, Inc.[b,e]	70,000	9,100
Total Rights (Cost $0)		201,069
	Contracts
Purchased Options[b] — 0.5%
Call Options — 0.0%
Fiat Chrysler Automobiles NV
Expiration: March 2016, Exercise Price: $19.00	47	235
Expiration: January 2017, Exercise Price: $20.00	211	13,715
Total Call Options		13,950
Put Options — 0.5%
SPDR S&P 500 ETF Trust
Expiration: February 2016, Exercise Price: $202.00	721	290,563
Expiration: February 2016, Exercise Price: $203.00	351	157,599
Total Put Options		448,162
Total Purchased Options (Cost $622,665)		462,112
	Shares
Money Market Funds — 17.4%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.29%[c]	15,475,262	15,475,262
Total Money Market Funds (Cost $15,475,262)		15,475,262
Total Investments (Cost $95,664,507) — 100.6%		89,638,486
Liabilities in Excess of Other Assets — (0.6)%		(571,884)
Total Net Assets — 100.0%		$89,066,602

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

CVR  Contingent Value Right

a  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $33,994,366.

b  Non-income producing.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2015.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $2,769,385 which represents 3.1% of total net assets.

e  Security classified as Level 3 as determined in good faith pursuant to procedures adopted by the Board of Trustees — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). At December 31, 2015, the value of these securities total $287,803 which represents 0.3% of total net assets.

f  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $819,834 which represents 0.9% of total net assets.

g  Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015

	Shares	Value
Common Stocks — 28.1%
Airlines — 0.1%
Air Canada	9,766	$72,061
International Consolidated Airlines Group SA	5,775	51,924
Total Airlines		123,985
Automobiles — 0.1%
AutoCanada, Inc.	5,612	97,947
Banks — 0.1%
Canadian Imperial Bank Of Commerce	832	54,831
Beverages — 1.1%
Anheuser-Busch InBev NV — ADR	5,216	652,000
Molson Coors Brewing Co.	3,889	365,255
Total Beverages		1,017,255
Capital Markets — 0.4%
Ashmore Group PLC	101,695	383,157
Chemicals — 2.7%
Cabot Corp.	8,107	331,414
Chemours Co.	78,765	422,181
H.B. Fuller Co.	2,226	81,182
Huntsman Corp.	44,891	510,411
Kraton Performance Polymers, Inc.	10,334	171,648
Platform Specialty Products Corp.	69,834	895,970
Total Chemicals		2,412,806
Containers & Packaging — 0.4%
Sonoco Products Co.	7,990	326,551
Electrical Equipment — 1.0%
Emerson Electric Co.	19,417	928,715
Energy Equipment & Services — 1.2%
Aspen Aerogels, Inc.	23,291	141,376
Mullen Group Ltd.	16,088	162,892
Transocean Ltd.	32,437	401,570
Weatherford International PLC	43,330	363,539
Total Energy Equipment & Services		1,069,377
Food & Staples Retailing — 0.4%
SUPERVALU, Inc.	46,131	312,768
Household Durables — 1.6%
Garmin Ltd.	9,017	335,162
Harman International Industries, Inc.	9,208	867,486
Sleep Country Canada Holdings Inc.	11,115	138,486
Total Household Durables		1,341,134
Internet & Catalog Retail — 0.7%
Netflix, Inc.	5,272	603,011
Internet Software & Services — 0.9%
GrubHub, Inc.	34,181	827,180
IT Services — 0.5%
NeuStar, Inc.	19,653	471,082

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Machinery — 2.5%
AGCO Corp.	7,209	$327,217
Caterpillar, Inc.	18,445	1,253,522
Kone Corp.	6,477	274,245
Navistar International Corp.	38,860	343,522
Total Machinery		2,198,506
Media — 2.9%
The Walt Disney Co.	24,602	2,585,178
Metals & Mining — 0.2%
Labrador Iron Ore Royalty Co.	25,188	174,570
Primero Mining Corp.	15,368	34,652
Total Metals & Mining		209,222
Multiline Retail — 1.7%
J.C. Penney Co., Inc.	21,639	144,116
Target Corp.	19,354	1,405,294
Total Multiline Retail		1,549,410
Oil, Gas & Consumable Fuels — 4.4%
Antero Resources Corp.	11,112	242,241
Bellatrix Exploration Ltd.	22,204	26,317
BW LPG Ltd.	48,453	397,168
California Resources Corp.	239,799	558,732
ConocoPhillips	26,359	1,230,702
Lightstream Resources Ltd.	54,608	10,261
Prairiesky Royalty Ltd.	1,757	27,834
Raging River Exploration, Inc.	32,101	194,179
Southwestern Energy Co.	97,200	691,092
Whitecap Resources, Inc.	42,585	279,140
Williams Clayton Energy, Inc.	8,665	256,224
Total Oil, Gas & Consumable Fuels		3,913,890
Personal Products — 2.0%
Coty, Inc.	49,050	1,257,152
Nu Skin Enterprises, Inc.	13,245	501,853
Total Personal Products		1,759,005
Real Estate Investment Trusts (REITs) — 0.2%
Lamar Advertising Co.	3,108	186,418
Software — 0.8%
Mobileye NV	13,019	550,443
Rosetta Stone, Inc.	19,978	133,653
Total Software		684,096
Specialty Retail — 0.6%
Select Comfort Corp.	26,386	564,924
Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.	7,921	373,871
Trading Companies & Distributors — 1.2%
Finning International	70,891	957,031
Toromont Industries Ltd.	2,960	67,492
Total Trading Companies & Distributors		1,024,523
Total Common Stocks (Proceeds $27,527,624)		25,018,842
The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares		Value
Exchange Traded Funds — 2.7%
Industrial Select Sector SPDR Fund		19,706	$1,044,615
iShares iBoxx $ High Yield Corporate Bond ETF		17,000	1,369,860
Total Exchange Traded Funds (Proceeds $2,416,828)			2,414,475
	Principal Amount
Foreign Government Notes/Bonds — 1.4%
France Government Bond 3.500%, 04/25/2026	EUR	899,000	1,213,611
Total Foreign Government Notes/Bonds (Proceeds $1,283,228)			1,213,611
Total Securities Sold Short (Proceeds $31,227,680) — 32.2%			$28,646,928

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2015

	Contracts	Value
Call Options
Citigroup, Inc.
Expiration: January 2016, Exercise Price: $53.50	29	$290
Expiration: January 2016, Exercise Price: $54.00	23	115
Comcast Corp.
Expiration: January 2016, Exercise Price: $59.00	30	120
Expiration: January 2016, Exercise Price: $59.50	23	69
Delta Air Lines, Inc.
Expiration: January 2016, Exercise Price: $54.00	53	318
Dow Chemical Co.
Expiration: January 2016, Exercise Price: $53.00	23	414
Level 3 Communications, Inc.
Expiration: January 2016, Exercise Price: $55.00	35	2,975
Lowe's Cos., Inc.
Expiration: January 2016, Exercise Price: $77.50	53	2,756
Expiration: January 2016, Exercise Price: $80.00	28	308
United Continental Holdings, Inc.
Expiration: January 2016, Exercise Price: $61.50	35	210
Zayo Group Holdings, Inc.
Expiration: January 2016, Exercise Price: $27.50	170	4,250
Total Call Options		11,825
Put Options
The Walt Disney Co.
Expiration: January 2016, Exercise Price: $102.00	70	3,570
Expiration: January 2016, Exercise Price: $103.00	29	2,030
Anheuser-Busch InBev SA/NV
Expiration: January 2016, Exercise Price: $120.00	12	870
Antero Resources Corp.
Expiration: January 2016, Exercise Price: $17.50	11	247
Expiration: January 2016, Exercise Price: $20.00	5	263
Coty, Inc.
Expiration: January 2016, Exercise Price: $25.00	70	3,500
CST Brands, Inc.
Expiration: January 2016, Exercise Price: $39.00	60	4,500
GrubHub, Inc.
Expiration: January 2016, Exercise Price: $22.50	76	3,420
Harman International Industries, Inc.
Expiration: January 2016, Exercise Price: $85.00	35	875
Expiration: January 2016, Exercise Price: $90.00	23	1,610
Huntsman Corp.
Expiration: January 2016, Exercise Price: $9.00	11	55
Netflix, Inc.
Expiration: January 2016, Exercise Price: $113.00	20	3,640
Platform Specialty Products Corp.
Expiration: January 2016, Exercise Price: $12.50	46	2,300
Southwestern Energy Co.
Expiration: January 2016, Exercise Price: $5.00	234	1,170
Expiration: January 2016, Exercise Price: $6.00	409	6,135
SPDR S&P 500 ETF Trust
Expiration: February 2016, Exercise Price: $191.00	388	65,960
Expiration: February 2016, Exercise Price: $195.00	333	76,590
Expiration: February 2016, Exercise Price: $197.00	351	94,770

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

SCHEDULE OF OPTIONS WRITTEN

December 31, 2015 (continued)

	Contracts	Value
Put Options (continued)
Target Corp.
Expiration: January 2016, Exercise Price: $70.50	23	$529
Weatherford International PLC
Expiration: January 2016, Exercise Price: $7.50	88	1,320
Zayo Group Holdings, Inc.
Expiration: January 2016, Exercise Price: $25.00	66	1,320
Total Put Options		274,674
Total Options Written (Premiums received $418,062) — 0.3%		$286,499

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
HATTERAS EVENT DRIVEN FUND

FORWARD CONTRACTS

December 31, 2015

Settlement Date	Counterparty	Currency to be Delivered	U.S. $ Value December 31, 2015	Currency to be Received	U.S. $ Value December 31, 2015	Unrealized Appreciation (Depreciation)
1/29/16	U.S. Bank	3,000,000		2,162,318
		Canadian Dollars	$2,168,236	U.S. Dollars	$2,162,318	$(5,918)
1/29/16	U.S. Bank	1,870,000 Euros	2,033,718	2,041,479 U.S. Dollars	2,041,479	7,761
1/29/16	U.S. Bank	112,750,000 Japanese Yen	938,646	932,589 U.S. Dollars	932,589	(6,057)
Total Forward Contracts — 0.0%			$5,140,600		$5,136,386	$(4,214)

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$462,112	Written option contracts,
			at value	$286,499
Total Equity Contracts		$462,112		$286,499
Foreign Exchange Contracts:
Forward Contracts	Unrealized appreciation on forward contracts*	$7,761	Unrealized depreciation on forward contracts*	$11,975
		$469,873		$298,474

*  Includes cumulative appreciation/depreciation on forward contracts as reported in the Forward Contracts schedule.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments in Unaffiliated Issuers)	$(2,085,138)
Written Options	2,457,239
Total Equity Contracts	$372,101
Foreign Exchange Contracts:
Forward contracts	$670,301
Credit Contracts:
Swap contracts	(193,722)
Total Realized Gain on Derivatives	$848,680
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$288,813
Written Options	(140,509)
Total Equity Contracts	$148,304
Foreign Exchange Contracts:
Forward contracts	$(61,696)
Credit Contracts:
Swap contracts	173,109
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$259,717

The accompanying notes are an integral part of these financial statements.

The average quarterly values of purchased and written options during the year ended December 31, 2015, were as follows:

Purchased options	$652,008
Written options	$414,711

The average quarterly notional amounts of swaps and forward contracts during the year ended December 31, 2015, were as follows:

Swaps	$3,000,000
Forward Contracts	$6,038,308

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2015:

Description	Level 1		Level 2		Level 3		Total
Common Stocks	$64,309,160	(1)	$4,660,207	(2)	$27,606	(3)	$68,996,973
Preferred Stocks	361,185		—		59,028		420,213
Corporate Bonds	—		2,276,732		—		2,276,732
Escrow Notes	—		—		100		100
Closed End Fund	808,935		—		—		808,935
Exchange Traded Funds	997,090		—		—		997,090
Rights	—		—		201,069		201,069
Purchased Options	448,162		13,950		—		462,112
Money Market Funds	15,475,262		—		—		15,475,262
Total Long Investments in Securities	$82,399,794		$6,950,889		$287,803		$89,638,486
Securities Sold Short:
Common Stocks	$23,912,348	(1)	$1,106,494	(2)	$—		$25,018,842
Exchange Traded Funds	2,414,475		—		—		2,414,475
Foreign Government Notes/Bonds	—		1,213,611		—		1,213,611
Total Securities Sold Short	$26,326,823		$2,320,105		$—		$28,646,928
Written Options	$279,180		$7,319		$—		$286,499
Other Financial Instruments(4)
Forward Contracts	(4,214)		—		—		(4,214)
Total Other Financial Instruments	$(4,214)		$—		$—		$(4,214)

(1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

The accompanying notes are an integral part of these financial statements.

Below are the transfers into or out of Levels 1 and 2 during the year ended December 31, 2015:

	Long Securities	Securities Sold Short
Transfers into Level 1	$963,706	$—
Transfers out of Level 1	—	—
Net Transfers in and/(out) of Level 1	$963,706	$—
Transfers into Level 2	$—	$—
Transfers out of Level 2	963,706	—
Net Transfers in and/(out) of Level 2	$(963,706)	$—

The transfers from Level 2 to Level 1 are due to the securities being priced in active markets. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(2)  The Common Stocks Level 2 balance consists of the fair value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Airlines	$—	$51,924
Capital Markets	—	383,157
Machinery	—	274,245
Oil, Gas & Consumable Fuels	—	397,168
Real Estate Investment Trusts	558,449	—
Semiconductors & Semiconductor Equipment	252,768	—
Software	2,048,781	—
Transportation Infrastructure	1,800,209	—
	$4,660,207	$1,106,494

(3)  The Common Stocks Level 3 balance consists of the fair value of the associated Level 3 investments in the following industries:

Health Care Equipment & Supplies	$27,606
$27,606

(4)  Includes cumulative appreciation/depreciation on Other Financial Instruments as reported in their respective Schedules.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at fair value
Balance as of December 31, 2014	$261,144
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized net appreciation	26,659
Purchases	—
Sales	—
Transfer into Level 3	—
Balance as of December 31, 2015	$287,803
Change in unrealized appreciation/ depreciation during the period for level 3 investments held at December 31, 2015	$49,009

The accompanying notes are an integral part of these financial statements.

Type of Security	Fair Value at 12/31/2015	Valuation Techniques	Unobservable Input	Range
Common Stocks	$27,606	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%
Preferred Stocks	59,028	Private Transaction	Inputs used by third party for offer	NA
			Discount for lack of marketability	65%
Escrow	100	Consensus pricing	Third party & broker quoted inputs	NA
Rights	201,069	Expected Future Cash Flows	Likelihood of future cash flow to be received	None

The significant unobservable inputs used in the fair value measurement of the Fund's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The significant unobservable inputs used in the fair value measurement of the Fund's escrowed securities are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund's rights are the likelihood that cash flows or shares will be received in the future. Significant increases in the probability of default for these securities would result in a lower fair value measurement.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Fund's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2015:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Forward Contracts	$7,761	$—	$7,761	$(7,761)	$—	$—
	$7,761	$—	$7,761	$(7,761)	$—	$—

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$286,499	$—	$286,499	$—	$(286,499)	$—
Forward Contracts	$11,975	$—	$11,975	$(7,761)	$—	$4,214
	$298,474	$—	$289,474	$(7,761)	$(286,499)	$4,214

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Fund or liabilities or payment obligations of the clearing brokers to the Fund against any liabilities or payment obligations of the Fund to the clearing brokers. The Fund is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Alpha	Alternative Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral	Event Driven
Assets:
Investments in affiliated Portfolios, at value (cost $273,212,069, $38,308,022, $721,471, $50,221,670, $146,153,732, $0, $0)	$333,409,587	$45,029,021	$716,675	$55,736,122	$138,569,684	$—	$—
Investments in unaffiliated securities, at value (cost $385,957, $843, $2,622, $159,850, $88, $43,050,110, $95,664,507)	385,957	843	2,622	159,850	88	42,935,957	89,638,486
Receivable for investments sold	3,282,018	2,412,971	—	—	2,789,937	1,999,617	3,984,888
Restricted cash	—	—	—	—	—	26,336,849	32,731,961
Receivable for forward contracts	—	—	—	—	—	—	7,761
Receivable for Fund shares issued	553,394	93,912	—	54,397	168,131	—	—
Dividends and interest receivable	112	86	1	40	1	69,719	358,059
Total Assets	337,631,068	47,536,833	719,298	55,950,409	141,527,841	71,342,142	126,721,155
Liabilities:
Securities sold short, at value (proceeds $0, $0, $0, $0, $0, $17,792,491, $31,227,680)	—	—	—	—	—	17,166,971	28,646,928
Foreign currency payable (proceeds $0, $0, $0, $0, $0, $0, $3,261,962)	—	—	—	—	—	—	3,292,044
Written option contracts, at value (premiums received $0, $0, $0, $0, $0, $418,062)	—	—	—	—	—	—	286,499
Short-term borrowing on credit facility	—	1,732,000	—	—	2,157,000	—	—
Payable for investments purchased	1,000,000	—	—	297,997	—	1,458,081	3,768,311
Payable for Fund shares redeemed	1,829,281	133,127	—	306,021	2,722,097	1,469,499	1,421,592
Payable for forward contracts	—	—	—	—	—	—	11,975
Payable to broker for interest and dividends on securities sold short	—	—	—	—	—	12,681	53,494
Accrued interest expense for credit facility	4,855	2,438	1	918	7,003	—	—
Accrued management fee	74,650	13,833	—	—	—	81,861	151,996
Accrued distribution fee	144,192	—	106	18,203	343,329	—	—
Accrued shareholder servicing fee	4,481	—	—	—	—	—	—
Accrued operating services fee	219,190	1,508	289	22,844	69,157	11,696	21,714
Other payables	46	—	—	—	1,197	—	—
Total Liabilities	3,276,695	1,882,906	396	645,983	5,299,783	20,200,789	37,654,553
Net Assets	$334,354,373	$45,653,927	$718,902	$55,304,426	$136,228,058	$51,141,353	$89,066,602

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Alpha	Alternative Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral	Event Driven
Net Assets Consist of:
Shares of beneficial interest	$295,910,112	$39,033,534	$723,930	$49,704,583	$143,812,106	$51,642,317	$95,480,754
Undistributed net investment income (loss)	(227,902)	(26,600)	—	—	—	—	1,012,438
Accumulated net realized gain (loss)	(21,525,355)	(74,006)	(232)	85,391	—	(1,012,331)	(4,076,679)
Net unrealized appreciation (depreciation) on:
Investments	60,197,518	6,720,999	(4,796)	5,514,452	(7,584,048)	(114,153)	(6,026,021)
Securities sold short	—	—	—	—	—	625,520	2,580,752
Foreign currency and foreign currency translation	—	—	—	—	—	—	(31,991)
Written option contracts	—	—	—	—	—	—	131,563
Forward contracts	—	—	—	—	—	—	(4,214)
Total Net Assets	$334,354,373	$45,653,927	$718,902	$55,304,426	$136,228,058	$51,141,353	$89,066,602
No Load Shares
Net assets	$20,780,572	—	—	—	—	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	1,910,953	—	—	—	—	—	—
Net asset value, redemption price and offering price per share	$10.87	—	—	—	—	—	—
Class A Shares
Net assets	$7,159,371	—	—	$8,271,317	$21,705,827	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	662,007	—	—	893,913	2,692,258	—	—
Net asset value and redemption price per share	$10.81	—	—	$9.25	$8.06	—	—
Maximum offering price per share ($10.81 divided by 0.9525, $9.25 divided by 0.9525, $8.06 divided by 0.9525)	$11.35	—	—	$9.71	$8.46	—	—
Class C Shares
Net assets	$24,009,278	—	—	—	$17,595,910	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	2,329,260	—	—	—	2,197,672	—	—
Net asset value, redemption price and offering price per share	$10.31	—	—	—	$8.01	—	—
Institutional Class Shares
Net assets	$282,405,152	$45,653,927	$718,902	$47,033,109	$96,926,321	—	—
Shares outstanding (unlimited shares authorized, $0.001 par value)	25,554,815	5,119,345	101,971	5,009,619	11,728,327	—	—
Net asset value, redemption price and offering price per share	$11.05	$8.92	$7.05	$9.39	$8.26	—	—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015 (continued)

	Alpha	Alternative Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral	Event Driven
Class H Shares
Net assets	$—	$—	$—	$—	$—	$51,141,353	$89,066,602
Shares outstanding (unlimited shares authorized, $0.001 par value)	—	—	—	—	—	5,225,186	8,239,405
Net asset value, redemption price and offering price per share	—	—	—	—	—	$9.79	$10.81

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2015
	Alpha	Alternative Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral	Event Driven
Investment Income:
Unaffiliated Dividend Income (net of foreign withholding tax of $0, $0, $0, $0, $0, $0, $104,362)	$—	$—	$—	$—	$—	$238,175	$1,712,327
Interest income from unaffiliated securities	597	655	5	179	4,495	29,572	2,324,718
Total Investment Income	597	655	5	179	4,495	267,747	4,037,045
Expenses:
Shareholder servicing fees (No Load Shares)	69,890	—	—	—	—	—	—
Distribution fees (Class A Shares)	25,470	—	30	16,645	103,064	—	—
Distribution fees (Class C Shares)	288,874	—	—	—	301,186	—	—
Management Fees	1,209,253	333,207	—	—	—	460,237	2,760,106
Operating services fees (No Load Shares)	444,500		—	—	—	—	—
Operating services fees (Class A Shares)	161,989	—	102	55,928	346,295	—	—
Operating services fees (Class C Shares)	459,310	—	—	—	252,996	—	—
Operating services fees (Institutional Shares)	3,500,026	164,876	3,144	251,736	1,486,250	—	—
Operating services fees (Class H Shares)	—	—	—	—	—	65,770	394,301
Total operating expenses before interest expense	6,159,312	498,083	3,276	324,309	2,489,791	526,007	3,154,407
Interest expense and fees on credit facility	43,604	19,449	5	3,571	11,761	—	—
Dividends and interest on Short Positions	—	—	—	—	—	263,674	2,218,255
Total Expenses	6,202,916	517,532	3,281	327,880	2,501,552	789,681	5,372,662
Fees Recouped (Waived)	(988,648)	(146,063)	(448)	(49,921)	(252,622)	—	—
Net Expenses	5,214,268	371,469	2,833	277,959	2,248,930	789,681	5,372,662
Net Investment Income (Loss)	(5,213,671)	(370,814)	(2,828)	(277,780)	(2,244,435)	(521,934)	(1,335,617)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gains (Losses) on:
Investments in affiliated Funds and Portfolios	19,995,751	17,925,882	(1,148)	(562,501)	(9,887,590)	—	—
Investments in unaffiliated issuers	—	—	—	—	—	(1,205,316)	408,648
Foreign currency and foreign currency translation	—	—	—	—	—	—	1,133,738
Short positions	—	—	—	—	—	283,143	208,900
Written option contracts	—	—	—	—	—	—	2,457,239
Swap contracts	—	—	—	—	—	—	(193,722)
Forward contracts	—	—	—	—	—	—	670,301
Net Realized Gain (Loss)	19,995,751	17,925,882	(1,148)	(562,501)	(9,887,590)	(922,173)	4,685,104

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF OPERATIONS

(continued)

	For the Year Ended December 31, 2015
	Alpha	Alternative Multi-Manager	Managed Futures	Long/Short Equity	Long/Short Debt	Market Neutral	Event Driven
Change in unrealized appreciation (depreciation) on:
Affiliated Funds and Portfolios	$(33,653,785)	$(17,430,522)	$(15,593)	$500,950	$(8,813,190)	$—	$—
Investments in unaffiliated issuers	—	—	—	—	—	(114,153)	(18,705,250)
Foreign currency and foreign currency translation	—	—	—	—	—	—	(35,174)
Short positions	—	—	—	—	—	625,520	2,121,329
Written option contracts	—	—	—	—	—	—	(140,509)
Swap contracts	—	—	—	—	—	—	173,109
Forward contracts	—	—	—	—	—	—	(61,696)
Net Change in Unrealized Appreciation (Depreciation)	(33,653,785)	(17,430,522)	(15,593)	500,950	(8,813,190)	511,367	(16,648,191)
Net Realized and Unrealized Gain (Loss) on Investments	(13,658,034)	495,360	(16,741)	(61,551)	(18,700,780)	(410,806)	(11,963,087)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,871,705)	$124,546	$(19,569)	$(339,331)	$(20,945,215)	$(932,740)	$(13,298,704)

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

HATTERAS ALPHA HEDGED STRATEGIES FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(5,213,671)	$(6,642,908)
Net realized gain (loss) on affiliated Funds and Portfolios	19,995,751	(2,770,251)
Change in unrealized appreciation on affiliated Funds and Portfolios	(33,653,785)	4,386,657
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,871,705)	(5,026,502)
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	(188,863)	—
Class A Shares	(12,314)	(30,184)
Class C Shares	(24,418)	—
Institutional Shares	(2,247,850)	(3,746,734)
Capital Gain Distribution:
No Load Shares	—	—
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	(2,473,445)	(3,776,918)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	6,469,950	36,238,097
Proceeds from shares issued to holders in reinvestment of dividends	177,024	—
Cost of shares redeemed	(22,331,947)	(105,567,127)
A Shares:
Proceeds from shares issued	2,340,346	8,608,773
Proceeds from shares issued to holders in reinvestment of dividends	9,766	18,379
Cost of shares redeemed	(6,347,599)	(6,520,214)
C Shares:
Proceeds from shares issued	4,685,865	10,413,583
Proceeds from shares issued to holders in reinvestment of dividends	19,399	—
Cost of shares redeemed	(9,404,691)	(5,656,609)
Institutional Shares:
Proceeds from shares issued	106,397,975	311,024,022
Proceeds from shares issued to holders in reinvestment of dividends	1,192,217	2,099,358
Cost of shares redeemed	(336,228,808)	(180,790,204)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(253,020,503)	69,868,058
Total Increase (Decrease) in Net Assets	(274,365,653)	61,064,638
Net Assets:
Beginning of period	608,720,026	547,655,388
End of period*	$334,354,373	$608,720,026
* Including undistributed net investment income (loss)	$(227,902)	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS ALTERNATIVE MULTI-MANAGER FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(370,814)	$(811,422)
Net realized gain (loss) on affiliated Funds and Portfolios	17,925,882	(2,146,882)
Change in unrealized appreciation (depreciation) on affiliated Funds and Portfolios	(17,430,522)	2,324,338
Net Increase (Decrease) in Net Assets Resulting from Operations	124,546	(633,966)
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	(5,247,684)	(4,188,020)
Capital Gain Distribution:
Institutional Shares	(1,032,124)	(6,696,073)
Total Dividends and Distributions	(6,279,808)	(10,884,093)
Capital Share Transactions:
Proceeds from shares issued	17,605,701	150,398,907
Proceeds from shares issued to holders in reinvestment of dividends	6,076,130	10,562,630
Cost of shares redeemed	(251,059,855)	(121,950,863)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(227,378,024)	39,010,674
Total Increase (Decrease) in Net Assets	(233,533,286)	27,492,615
Net Assets:
Beginning of period	279,187,213	251,694,598
End of period*	$45,653,927	$279,187,213
* Including undistributed net investment income (loss)	$(26,600)	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS MANAGED FUTURES STRATEGIES FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(2,828)	$(2,341)
Net realized gain (loss) on affiliated Portfolios	(1,148)	(5,823)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	(15,593)	(14,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,569)	(22,967)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	—	—
Capital Gain Distribution:
Class A Shares	—	—
Institutional Shares	—	—
Total Dividends and Distributions	—	—
Capital Share Transactions:
A Shares:
Proceeds from shares issued	3,750	12,000
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(15,419)	(9,760)
Institutional Shares:
Proceeds from shares issued	482,500	113,750
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(84,559)	(192,536)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	386,272	(76,546)
Total Increase (Decrease) in Net Assets	366,703	(99,513)
Net Assets:
Beginning of period	352,199	451,712
End of period*	$718,902	$352,199
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT EQUITY FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(277,780)	$(188,565)
Net realized gain (loss) on affiliated Portfolios	(562,501)	(17,764)
Change in unrealized appreciation on affiliated Portfolios	500,950	1,160,421
Net Increase in Net Assets Resulting from Operations	(339,331)	954,092
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	—	—
Institutional Shares	(117,362)	(210,221)
Capital Gain Distribution:
Class A Shares	(68,956)	(274,702)
Institutional Shares	(423,197)	(3,651,246)
Total Dividends and Distributions	(609,515)	(4,136,169)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	8,589,549	7,715,424
Proceeds from shares issued to holders in reinvestment of dividends	38,677	85,602
Cost of shares redeemed	(2,427,967)	(8,267,201)
Institutional Shares:
Proceeds from shares issued	47,961,764	26,906,673
Proceeds from shares issued to holders in reinvestment of dividends	420,465	2,699,702
Cost of shares redeemed	(32,758,735)	(18,280,617)
Net Increase in Net Assets from Capital Share Transactions	21,823,753	10,859,583
Total Increase in Net Assets	20,874,907	7,677,506
Net Assets:
Beginning of period	34,429,519	26,752,013
End of period*	$55,304,426	$34,429,519
* Including undistributed net investment income (loss)	$—	$(387,437)

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS LONG/SHORT DEBT FUND	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(2,244,435)	$(3,704,100)
Net realized gain (loss) on affiliated Portfolios	(9,887,590)	(6,875,029)
Change in unrealized appreciation (depreciation) on affiliated Portfolios	(8,813,190)	(10,222,859)
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,945,215)	(20,801,988)
Dividends and Distributions to Shareholders:
Net Investment Income:
Class A Shares	(923,451)	(2,049,498)
Class C Shares	(498,083)	(378,911)
Institutional Shares	(6,315,120)	(9,083,498)
Return of Capital Distribution:
Class A Shares	(100,448)	(1,012,963)
Class C Shares	(54,179)	(187,277)
Institutional Shares	(686,922)	(4,489,513)
Total Dividends and Distributions	(8,578,203)	(17,201,660)
Capital Share Transactions:
A Shares:
Proceeds from shares issued	8,569,045	110,195,175
Proceeds from shares issued to holders in reinvestment of dividends	610,696	2,532,016
Cost of shares redeemed	(57,100,072)	(115,947,095)
C Shares:
Proceeds from shares issued	3,414,339	40,631,250
Proceeds from shares issued to holders in reinvestment of dividends	295,166	353,555
Cost of shares redeemed	(20,561,564)	(3,662,170)
Institutional Shares:
Proceeds from shares issued	69,673,805	392,582,370
Proceeds from shares issued to holders in reinvestment of dividends	4,298,793	7,903,105
Cost of shares redeemed	(305,527,310)	(333,646,582)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(296,327,102)	100,941,624
Total Increase (Decrease) in Net Assets	(325,850,520)	62,937,976
Net Assets:
Beginning of period	462,078,578	399,140,602
End of period*	$136,228,058	$462,078,578
* Including undistributed net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS MARKET NEUTRAL FUND	Period from June 30, 2015^ through December 31, 2015
Operations:
Net investment (loss)	$(521,934)
Net realized gain (loss)	(922,173)
Change in unrealized appreciation (depreciation)	511,367
Net Increase (Decrease) in Net Assets Resulting from Operations	(932,740)
Dividends and Distributions to Shareholders:
Net Investment Income:
Institutional Shares	—
Capital Gain Distribution:
Institutional Shares	—
Net Investment Income:
Class H Shares	—
Capital Gain Distribution:
Class H Shares	—
Total Dividends and Distributions	—
Capital Share Transactions:
Institutional Shares:
Proceeds from shares issued	10,000
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	(9,790)
Class H Shares: (See Note 1 of the Notes to Financial Statements)
Proceeds from shares issued	77,742,719
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	(25,668,836)
Net Increase in Net Assets from Capital Share Transactions	52,074,093
Total Increase in Net Assets	51,141,353
Net Assets:
Beginning of period	—
End of period*	$51,141,353
* Including undistributed net investment income (loss)	$—

^  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

HATTERAS EVENT DRIVEN FUND^	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment (loss)	$(1,335,617)	$(2,972,293)
Net realized gain (loss)	4,685,104	11,130,380
Change in unrealized appreciation (depreciation)	(16,648,191)	(4,403,284)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,298,704)	3,754,803
Dividends and Distributions to Shareholders:
Net Investment Income:
Class H Shares	—	—
Capital Gain Distribution:
Class H Shares	—	—
Total Dividends and Distributions	—	—
Capital Share Transactions:
Proceeds from shares issued	32,021,485	108,053,559
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(168,086,775)	(55,792,591)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(136,065,290)	52,260,968
Total Increase (Decrease) in Net Assets	(149,363,994)	56,015,771
Net Assets:
Beginning of period	238,430,596	182,414,825
End of period*	$89,066,602	$238,430,596
* Including undistributed net investment income (loss)	$1,012,438	$904,982

^  See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1. ORGANIZATION

Hatteras Alternative Mutual Funds Trust (the "Trust") (until February 26, 2010, Hatteras Alternative Mutual Funds Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is an open-ended management investment company issuing five diversified series of shares to investors and two diversified series of shares that are not publicly offered and only available to the affiliated, publicly offered series of the Trust. These financial statements contain the following seven series: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Alternative Multi-Manager Fund ("Alt. Multi-Manager"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Market Neutral Fund ("Market Neutral"), which is not publicly offered, and Hatteras Event Driven Fund ("Event Driven"), which is not publicly offered (individually a "Fund," collectively the "Funds"). Until August 30, 2010, Hatteras Alpha Hedged Strategies Fund was known as Alpha Hedged Strategies Fund. Until June 30, 2015, Hatteras Alternative Multi-Manager Fund was known as Hatteras Hedged Strategies Fund. Alpha commenced operations on September 23, 2002. Each of Alt. Multi-Manager, Long/Short Equity and Long/Short Debt commenced operations on May 2, 2011. Managed Futures commenced operations on September 27, 2012. On May 29, 2015, the Board approved the reorganization of all Event Driven's assets and liabilities from the Event Driven Portfolio in the Underlying Funds Trust (the "UFT") to the Hatteras Alternative Mutual Funds Trust. At a meeting of the Board of Trustees of the Trust and UFT held on April 22, 2015, the Board authorized the purchase of all of the assets of Market Neutral Portfolio, a series of UFT, by Market Neutral, in accordance with the requirements of Rule 17a-7 ("17a-7 transactions") of the Investment Company Act of 1940, as amended. Beginning July 9, 2015, Market Neutral began acquiring the assets of the Market Neutral Portfolio through 17a-7 transactions. The Market Neutral Portfolio, from which the assets were acquired, was subsequently liquidated and closed prior to December 31, 2015. Market Neutral commenced operations on June 30, 2015. Each Fund has its own investment objective and policies. As a mutual fund of funds, each Fund, with the exception of Market Neutral and Event Driven, pursues its investment objective by investing in other affiliated mutual funds ("Underlying Funds") in the Trust or in the UFT. The results of these funds are shown in accompanying financial statements as their performance has impacted the results of the Funds.

Alpha offers No Load Shares, Class A Shares, Class C Shares, and Institutional Shares; Alt. Multi-Manager offers Institutional Shares; Managed Futures offers Institutional Shares; Long/Short Equity offers Class A Shares and Institutional Shares; Long/Short Debt offers Class A Shares, Class C Shares, and Institutional Shares; Market Neutral offers Class H shares; and Event Driven offers Class H shares. Class A Shares of Alpha commenced operations on May 2, 2011. The Class A Shares for Alpha, Long/Short Equity, and Long/Short Debt have a sales charge (load) of 4.75% (of the offering price). All Class A Shares have an annual fee (distribution fees) of 0.25% and a contingent deferred sales charge of 1.00% for shares liquidated within 18 months of purchase. The Class C Shares for Long/Short Debt commenced operations on October 1, 2013. The Class C Shares have a contingent deferred sales charge of 1.00% for shares liquidated within 364 days of purchase and an annual 12b-1 fee of 1.00%. On December 16, 2015, Managed Futures Class A shares and Market Neutral Institutional Class shares were liquidated and the share classes closed.

UFT, an open-end management investment company, was organized as a Delaware statutory trust on March 27, 2006. The UFT is comprised of three series of mutual funds, all of which are diversified, open-ended management investment companies (the "Portfolio(s)"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available for investment by the Funds. The Funds and Portfolios are subject to the general oversight of the Board of Trustees (the "Board").

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates.

Investment Valuation

Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity, and Long/Short Debt generally do not make direct investments in securities or financial instruments, and invest substantially all of their assets in Market Neutral, Event Driven and the Portfolios. Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt record their investment in Market Neutral, Event Driven and the Portfolios at the stated net asset value, which equals fair value. Since Market Neutral and Event Driven and each of the Portfolios is an affiliated registered investment company under the 1940 Act, but are not publicly offered, the Funds classify their holdings as Level 2 under Accounting Standards Codification 820 — Fair Value.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Valuation (continued)

Investments in Market Neutral and Event Driven are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less from date of purchase) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, Hatteras Funds, LLC (the "Advisor") and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of Market Neutral and Event Driven with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the Funds may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to year-end related to subsequent valuation information obtained. Therefore, the net assets reflected in these financial statements may differ from the reported NAV's of the Portfolios as of December 31, 2015. There were no such adjustments made to the value of investments as of December 31, 2015.

Various inputs are used in determining the value of Market Neutral and Event Driven's investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Valuation of securities held by the Portfolios, including the Portfolios' disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Portfolios' financial statements. Money market funds are valued at their net asset value.

Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Funds and the UFT have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts. Restricted cash includes deposits for short sales.

Security Valuation

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Security Valuation (continued)

A summary of the inputs used to value the Event Driven Fund's and Market Neutral Fund's net assets as of December 31, 2015 can be found in the Schedule of Investments.

The following is a summary of the inputs used to value Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity, and Long/Short Debt net assets as of December 31, 2015:

Alpha	Level 1	Level 2	Level 3	Total
Underlying Funds	$—	$333,409,587	$—	$333,409,587
Money Market Funds	385,957	—	—	385,957
Total Investments in Securities	$385,957	$333,409,587	$—	$333,795,544
Alt. Multi-Manager	Level 1	Level 2	Level 3	Total
Underlying Funds	$—	$45,029,021	$—	$45,029,021
Money Market Funds	843	—	—	843
Total Investments in Securities	$843	$45,029,021	$—	$45,029,864
Managed Futures	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$716,675	$—	$716,675
Money Market Funds	2,622	—	—	2,622
Total Investments in Securities	$2,622	$716,675	$—	$719,297
Long/Short Equity	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$55,736,122	$—	$55,736,122
Money Market Funds	159,850	—	—	159,850
Total Investments in Securities	$159,850	$55,736,122	$—	$55,985,972
Long/Short Debt	Level 1	Level 2	Level 3	Total
Underlying Funds Trust	$—	$138,569,684	$—	$138,569,684
Money Market Funds	88	—	—	88
Total Investments in Securities	$88	$138,569,684	$—	$138,569,772

There were no transfers into or out of Levels 1, 2, or 3 during the period. Transfers between levels are recognized at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Level categories above represent the Funds' investments in shares of the Underlying Funds, and money market funds. The investments and other financial instruments held by the Underlying Funds have separate level categorizations which can be found in the accompanying financial statements.

Security Transactions, Investment Income and Realized Gain and Loss

Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the Funds are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements

Market Neutral and Event Driven may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund will receive, as collateral securities whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults and the value of the collateral declines realization of the collateral by the Fund may be delayed or limited.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency Translations and Transactions

Market Neutral and Event Driven may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Market Neutral and Event Driven may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Fund since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

Convertible Securities

Market Neutral and Event Driven may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants

Market Neutral and Event Driven may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

Short Sales

Market Neutral and Event Driven may engage in short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Fund under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Dividends paid on short positions are categorized as dividend expense in the Statement of Operations. As collateral for its short positions, the Fund is required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Fund will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities

Market Neutral and Event Driven are permitted to invest in securities that are subject to legal or contractual restrictions on resales ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

To Be Announced ("TBA") Transactions

Market Neutral and Event Driven may purchase securities on a forward commitment or on a "To Be Announced" basis. The Fund records TBA transactions on the trade date and segregates with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the year ended December 31, 2015, the Fund did not engage in any TBA transactions.

Bank Loans — Market Neutral and Event Driven may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund's investments and a potential decrease in the NAV of the Fund. Some of the Bank Loans in which the Fund will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Fund may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Taxes and Distributions to Shareholders

The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2015. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change significantly. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2015, open Federal tax years include the tax years ended December 31, 2012 through December 31, 2015, and open North Carolina tax years include the tax years ended December 31, 2012 through December 31, 2015. The Funds have no tax examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Market Neutral, Event Driven and each Portfolio of the UFT is an affiliated registered investment company under the 1940 Act, but is not publicly offered. Market Neutral, Event Driven and the Portfolios, therefore, are only available to the affiliated, publicly offered Funds making Market Neutral, Event Driven and the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of Market Neutral, Event Driven, or one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that Market Neutral, Event Driven, or the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the Statements of Changes in Net Assets.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Master Netting Arrangements — Market Neutral and Event Driven are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow Market Neutral and Event Driven to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of December 31, 2015, is located in a table following Event Driven's and Market Neutral's Schedule of Investments in these financial statements.

3. DERIVATIVE TRANSACTIONS

Market Neutral and Event Driven utilized derivative instruments during the year ended December 31, 2015. Event Driven's use of derivatives included credit defaults swaps, options, and currency forward contracts. Event Driven utilizes derivatives for risk management, hedging activities, risk-taking, and speculative purposes. Market Neutral's use of derivatives included options. Market Neutral utilizes derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Market Neutral — The Market Neutral Portfolio uses options to implement its strategy of achieving capital appreciation. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the advisor's or sub-advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Event Driven — Event Driven uses credit defaults swaps, options, and currency forward contracts to implement its strategy of achieving capital appreciation in securities whose prices are or will be impacted by a corporate event. The credit default swaps used during the period were for hedging purposes, while the currency forward contracts were used to hedge against any potential foreign exchange fluctuation when the portfolio invests in foreign securities. The portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the portfolio uses written options to earn premium income and to assure a definite price for a security that the portfolio has considered selling.

The following are descriptions of each type of derivatives used during the year:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Options

Call options give the owner of the option the right, but not the obligation, to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Options (continued)

underlying security (or increases the proceeds on the security sold short) and the portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against defaults.

The premiums received by Event Driven during the year ended December 31, 2015, were as follows:

Event Driven
Options outstanding at December 31, 2014	$378,033
Options written	5,688,667
Options closed	(3,452,571)
Options exercised	(350,387)
Options expired	(1,845,680)
Options outstanding at December 31, 2015	$418,062

The number of option contracts written by Event Driven during the year ended December 31, 2015, were as follows:

Event Driven
Options outstanding at December 31, 2014	3,198
Options written	75,407
Options closed	(23,390)
Options exercised	(9,190)
Options expired	(43,163)
Options outstanding at December 31, 2015	2,862

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a portfolio. Market illiquidity or disruption could result in significant losses.

4. UNDERLYING FUNDS

Under a Fund-of-Funds structure, each Fund, with the exception of Market Neutral and Event Driven, invests all of its investible assets across a number of affiliated mutual funds and Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund or Portfolio. The Funds and Portfolios are managed by the Advisor and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board may create additional Funds or Portfolios with additional Sub-Advisors from time to time to increase the number of Funds or Portfolios, and alternative investment strategies, available in which the Funds may invest.

As of December 31, 2015, the UFT consisted of the following Portfolios:

•  Long/Short Equity Portfolio

•  Relative Value-Long/Short Debt Portfolio

•  Managed Futures Strategies Portfolio

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

4. UNDERLYING FUNDS (CONTINUED)

Investment Transactions

Cost of purchases and proceeds from sales of the Funds and Portfolios for the year ended December 31, 2015 (excluding short-term investments) were as follows:

	Alpha		Alt. Multi-Manager
	Purchases	Sales	Purchases	Sales
Event Driven	$4,275,070	$89,510,074	$27,777,029	$78,607,314
Long/Short Equity Portfolio	15,246,309	116,212,152	7,477,920	90,306,824
Managed Futures Portfolio	33,953,982	37,440,338	—	—
Market Neutral[1]	85,789,666	83,295,941	16,946,990	56,898,923
Relative Value — Long/Short Debt Portfolio	4,183,920	77,057,676	4,732,551	64,427,107
Total Purchases and Sales	$143,448,947	$403,516,181	$56,934,490	$290,240,168

Managed Futures
	Purchases	Sales
Event Driven	$—	$—
Long Short Equity Portfolio	—	—
Managed Futures Portfolio	483,850	97,578
Market Neutral	—	—
Relative Value — Long/Short Debt Portfolio	—	—
Total Purchases and Sales	$483,850	$97,578

	Long/Short Equity		Long/Short Debt
	Purchases	Sales	Purchases	Sales
Event Driven	$—	$—	$—	$—
Long/Short Equity Portfolio	43,526,527	19,768,899	—	—
Managed Futures Portfolio	—	—	—	—
Market Neutral	—	—	—	—
Relative Value — Long/Short Debt Portfolio	—	—	18,936,755	318,712,408
Total Purchases and Sales	$43,526,527	$19,768,899	$18,936,755	$318,712,408

1  Includes purchases of $20,110,035 of Market Neutral Portfolio and $65,679,632 of Market Neutral Fund by Alpha and purchases of $4,893,899 of Market Neutral Portfolio and $12,053,091 of Market Neutral Fund by Alt. Multi-Manager. Sales of $63,440,083 of Market Neutral Portfolio and $19,855,859 of Market Neutral Fund by Alpha, sales of $51,085,945 of Market Neutral Portfolio and $5,812,978 of Market Neutral Fund by Alt Multi-Manager. See Note 1 of the Notes to Financial Statements.

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2015 for Market Neutral and Event Driven (excluding short-term investments and in-kind transactions) are as follows:

	Market Neutral	Event Driven
Purchases of securities	$26,770,770	$248,714,856
Sales of securities	39,543,862	358,737,161

The cost of purchases and sales of 17a-7 transactions for Market Neutral was $49,956,271, and $0, respectively.

During the year ended December 31, 2015, Event Driven incurred and paid brokerage commissions to affiliated broker Gabelli & Company, Inc. in the amount of $548.

5. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2015 was as follows:

	Alpha	Alt. Multi-Manager	Managed Futures
Cost of Investments	$276,533,062	$38,382,871	$724,093
Gross tax unrealized appreciation	61,302,188	7,122,298	411
Gross tax unrealized depreciation	(4,039,706)	(475,305)	(5,207)
Net tax unrealized appreciation (depreciation)	$57,262,482	$6,646,993	$(4,796)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

5. FEDERAL INCOME TAXES (CONTINUED)

	Long/Short Equity	Long/Short Debt
Cost of Investments	$50,381,520	$146,153,820
Gross tax unrealized appreciation	5,570,939	406,796
Gross tax unrealized depreciation	(56,487)	(7,990,844)
Net tax unrealized appreciation (depreciation)	$5,514,452	$(7,584,048)
	Market Neutral	Event Driven
Cost of Investments	$43,295,318	$96,113,665
Gross tax unrealized appreciation	2,358,191	11,175,875
Gross tax unrealized depreciation	(2,717,552)	(17,651,054)
Net tax unrealized appreciation (depreciation)	$(359,361)	$(6,475,179)

The differences between book and tax basis of investments is primarily attributable to the tax deferral of wash sales, post-October losses, and other timing differences.

At December 31, 2015 the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Alt. Multi-Manager	Managed Futures
Net unrealized appreciation/(depreciation)	$57,262,482	$6,646,993	$(4,796)
Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—
Capital loss carryover	(19,848,952)	—	(232)
Accumulated other gain/(loss)	1,030,731	(26,600)	—
Total distributable earnings/(losses)	$38,444,261	$6,620,393	$(5,028)

	Long/Short Equity	Long/Short Debt
Net unrealized appreciation/(depreciation)	$5,514,452	$(7,584,048)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	85,391	—
Capital loss carryover	—	—
Accumulated other gain/(loss)	—	—
Total distributable earnings/(losses)	$5,599,843	$(7,584,048)

At December 31, 2015, the components of accumulated earnings/(losses) on a tax basis for Market Neutral and Event Driven were as follows:

	Market Neutral	Event Driven
Net tax unrealized appreciation (depreciation) on investments	$(359,361)	$(6,475,179)
Net unrealized on shorts and written options	625,520	2,712,315
Capital loss carryover	—	—
Other accumulated earnings/(losses)	(767,123)	(2,651,288)
Total accumulated earnings/(losses)	$(500,964)	$(6,414,152)

The tax character of distributions for the Funds for the year ended December 31, 2014 was as follows:

	Alpha	Alt. Multi-Manager	Managed Futures
Distributions paid from:
Ordinary Income	$3,776,918	$4,188,020	$—
Long-term capital gain	—	—	—
Return of Capital*	—	6,696,073	—
	$3,776,918	$10,844,093	$—

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

5. FEDERAL INCOME TAXES (CONTINUED)

	Long/Short Equity	Long/Short Debt
Ordinary Income	$199,221	$11,511,907
Long-term capital gain	3,936,948	—
Return of Capital*	—	5,689,753
	$4,136,169	$17,201,660

The tax character of distributions for the Funds for the year ended December 31, 2015 was as follows:

	Alpha	Alt. Multi-Manager	Managed Futures
Distributions paid from:
Ordinary Income	$2,473,445	$5,262,931	$—
Long-term capital gain	—	1,016,877	—
Return of Capital*	—	—	—
	$2,473,445	$6,279,808	$—

	Long/Short Equity	Long/Short Debt
Ordinary Income	$77,236	$7,736,654
Long-term capital gain	532,279	—
Return of Capital*	—	841,549
	$609,515	$8,578,203

The tax character of distributions and redemptions for Event Driven for the year ended December 31, 2014 was as follows:

Event Driven
Distributions paid from:
Ordinary income	$—
Long term capital gain	—
Total distributions paid	—
Redemptions characterized as distributions for tax purposes:
Return of capital*	71,879,431
Ordinary income distributions from redemptions*	—
Total redemptions characterized as distributions for tax purposes	$71,879,431

The tax character of distributions and redemptions for Market Neutral and Event Driven for the year ended December 31, 2015 were as follows:

	Market Neutral	Event Driven
Distributions paid from:
Ordinary income	$—	$—
Long term capital gain	—	—
Total distributions paid	—	—
Redemptions characterized as distributions for tax purposes:
Return of capital*	25,668,836	283,335,017
Long term capital gain distributions from redemptions	—	—
Taxable overdistributions	—	—
Ordinary income distributions from redemptions*	—	553,386
Total redemptions characterized as distributions for tax purposes	$25,668,836	$283,888,403

*  Certain redemptions were deemed as distributions for income tax purposes due to the Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt ownership of the respective underlying Funds and Portfolios.

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

5. FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2015, the following Funds deferred, on a tax basis, post-October losses of:

	Post October	Late Year Ordinary Loss
Alpha	$—	$227,902
Alt. Multi-Manager	—	26,600
Managed Futures	—	—
Long/Short Equity	—	—
Long/Short Debt	—	—
Market Neutral	755,637	—
Event Driven	884,770	—

As of December 31, 2015 the Funds had accumulated capital loss carryovers of:

	Character	Capital Loss Carryover	Expires
Alpha^	Short-term	$19,848,952	12/31/2016
Managed Futures	Short-term	$194	Unlimited
Managed Futures	Long-term	$38	Unlimited

^  The entire amount of $19,848,952 is related to the Merger of Underlying Funds Trust-Equity Healthcare/Biotech, Underlying Funds Trust-Long/Short Equity REIT, and Underlying Funds Trust-Global Hedged Income.

During the year ended December 31, 2015, Alpha utilized $5,973,856 in capital loss carryovers and $15,005,509 expired.

For the year ended December 31, 2015, the following adjustments were made on the Statements of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Alpha	$7,459,214	$1,046,458	$(8,505,672)
Alt. Multi-Manager	5,591,898	(16,893,758)	11,301,860
Managed Futures	2,828	1,148	(3,976)
Long/Short Equity	782,579	1,140,045	(1,922,624)
Long/Short Debt	10,822,638	9,887,590	(20,710,228)
Market Neutral	521,934	(90,158)	(431,776)
Event Driven	1,443,073	(2,421,329)	978,256

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act made changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

6. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor

Pursuant to the investment advisory agreement by and between the Trust, on behalf of the Funds, and the Advisor (the "Advisory Agreement"), the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Funds at the following annual rates:

Alpha	0.25%
Alt. Multi-Manager	0.25%
Managed Futures	0.00%
Long/Short Equity	0.00%
Long/Short Debt	0.00%
Market Neutral	1.75%
Event Driven	1.75%

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

6. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Investment Advisor (continued)

Additionally, each Portfolio pays a management fee of 1.75% of such Portfolio's average daily net assets to the Advisor, pursuant to the UFT's investment advisory agreement with the Advisor.

The Advisor is responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have entered into agreements with the Advisor ("Shareholder Servicing Agreement") and perform these functions on behalf of their clients who own shares of the Funds. For this service, the Advisor receives an annual shareholder servicing fee equal to 0.25% of the average daily net assets of Alpha Fund's No Load shares from which the shareholder servicing agents are paid.

The Advisor has also entered into an Operating Services Agreement, as amended (the "Services Agreement") with the Funds to provide virtually all day-to-day services to the Funds. The Funds pay the Advisor an annual operating services fee at the following annual rates:

Alpha — No Load, Class A and Class C	1.59%
Alpha — Institutional Class	0.84%
Alt. Multi-Manager — Institutional Class	0.74%[1]
Managed Futures — Institutional Class	0.59%
Long/Short Equity — Class A	0.84%
Long/Short Equity — Institutional Class	0.59%
Long/Short Debt — Class A	0.84%
Long/Short Debt — Class C	0.84%
Long/Short Debt — Institutional Class	0.59%
Market Neutral — Class H	0.25%
Event Driven — Class H	0.25%

1  Alt. Multi-Manager's Operating Services Agreement was amended on December 4, 2015. Prior to December 4, 2015, the annual operating services fee paid to the Advisor was 0.10%.

Additionally, the UFT has entered into an operating services agreement with the Advisor, under which, each Portfolio pays the Advisor 0.25% of the Portfolio's average daily net assets.

Beginning October 1, 2011, the Advisor has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Funds to ensure that their Net Annual Fund Operating Expenses do not exceed a certain percentage of each Fund's annual average net assets (the "Expense Caps"). The Expense Caps will remain in effect through at least April 30, 2017 for each of the Funds, and may be terminated only by the Board. The Advisor may request recoupment of previously waived fees and paid expenses from a Fund for three years from the date they were waived or paid, subject to the Expense Caps. Because the Funds primarily invest in the affiliated mutual funds and Portfolios of UFT, these acquired fund fees and expenses, combined with the Advisory Agreement, the Shareholder Servicing Agreement, the Rule 12b-1 Plan, the Services Agreement and the Expense Cap, result in a cap or ceiling on each Fund's ordinary annual operating expenses at the following annual rates (excluding brokerage commissions and interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses):

	No Load	Class A	Class C	Institutional Class	Class H
Alpha	2.99%	3.49%	4.24%	2.99%	n/a
Alt. Multi-Manager	n/a	n/a	n/a	2.25%	n/a
Managed Futures	n/a	n/a	n/a	2.49%	n/a
Long/Short Equity	n/a	2.99%	n/a	2.49%	n/a
Long/Short Debt	n/a	2.99%	3.74%	2.49%	n/a
Market Neutral	n/a	n/a	n/a	n/a	2.00%
Event Driven	n/a	n/a	n/a	n/a	2.00%

Under the terms of the Services Agreement, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day operational services to the Funds. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Funds as well as related bookkeeping expenses.

Any waiver is subject to later adjustments to allow the Advisor to recoup amounts previously waived to the extent actual fees and expenses for a fiscal period are less than a Fund's Expense Cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year in which such amount was waived or reimbursed.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

6. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Distribution

Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. The Advisor compensates the Distributor under a distribution agreement in place between the two entities. The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Distributor receives an annual distribution and service (Rule 12b-1) fee equal to 0.25% of a Fund's Class A shares' average daily net assets. The Alpha Class C and Long/Short Debt Class C are subject to a Rule 12b-1 Distribution Plan in which the Advisor also compensates the Distributor in the amount of 1.00% of the average daily net assets attributable to Class C shares.

Other Service Providers

US Bancorp Fund Services, LLC (the "Administrator") provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers

The Advisor pays each independent Trustee an annual retainer fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

7. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Fund were as follows:

	Alpha No Load	Alpha Class A	Alpha Class C	Alpha Institutional Class	Alt-Multi Manager Institutional Class
Shares outstanding, December 31, 2013	9,266,543	840,601	2,347,353	34,299,256	22,672,220
Shares sold	3,127,568	746,665	937,947	26,286,391	13,357,148
Shares issued to shareholders in reinvestment of distributions	—	1,614	—	180,048	986,240
Shares redeemed	(9,120,056)	(567,508)	(511,126)	(15,337,710)	(10,927,408)
Shares outstanding, December 31, 2014	3,274,055	1,021,372	2,774,174	45,427,985	26,088,200
Shares sold	563,358	207,989	433,698	9,178,384	1,662,434
Shares issued to shareholders in reinvestment of distributions	16,256	902	1,879	107,698	679,657
Shares redeemed	(1,942,716)	(568,256)	(880,491)	(29,159,252)	(23,310,946)
Shares outstanding, December 31, 2015	1,910,953	662,007	2,329,260	25,554,815	5,119,345
	Managed Futures Class A	Managed Futures Institutional Class	Long/Short Equity Class A	Long/Short Equity Institutional Class	Long/Short Debt Class A
Shares outstanding, December 31, 2013	1,352	57,385	281,787	2,304,102	8,524,461
Shares sold	1,651	15,362	749,671	2,596,618	11,399,345
Shares issued to shareholders in reinvestment of distributions	—	—	9,195	286,591	264,826
Shares redeemed	(1,352)	(26,555)	(804,007)	(1,762,589)	(12,053,560)
Shares outstanding, December 31, 2014	1,651	46,192	236,646	3,424,722	8,135,072
Shares sold	528	67,571	908,349	4,989,649	955,095
Shares issued to shareholders in reinvestment of distributions	—	—	4,168	44,683	69,766
Shares redeemed	(2,179)	(11,792)	(255,250)	(3,449,435)	(6,467,675)
Shares outstanding, December 31, 2015	—	101,971	893,913	5,009,619	2,692,258

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

7. CAPITAL SHARE TRANSACTIONS (CONTINUED)

	Long/Short Debt Class C	Long/Short Debt Institutional Class	Market Neutral Class H	Market Neutral Institutional Class	Event Driven Class H
Shares outstanding, December 31, 2013	272,645	32,001,333	—	—	15,657,614
Shares sold	4,233,473	39,728,396	—	—	9,042,778
Shares issued to shareholders in reinvestment of distributions	37,684	814,366	—	—	—
Shares redeemed	(395,682)	(34,709,040)	—	—	(4,707,106)
Shares outstanding, December 31, 2014	4,148,120	37,835,055	—	—	19,993,286
Shares sold	386,780	7,544,332	7,819,938	1,000	2,647,982
Shares issued to shareholders in reinvestment of distributions	33,993	477,167	—	—	—
Shares redeemed	(2,371,221)	(34,128,227)	(2,594,752)	(1,000)	(14,401,863)
Shares outstanding, December 31, 2015	2,197,672	11,728,327	5,225,186	—	8,239,405

8. TRANSACTIONS WITH AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if any of the Funds own 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of that Fund. During the year ended December 31, 2015, the Funds owned the following positions in such companies for investment purposes only:

Alpha:

Issuer Name	Share Balance at December 31, 2014	Purchases	Sales	Share Balance at December 31, 2015	Value at December 31, 2015	2015 Realized Gains (Losses)	2015 Change in Unrealized Gains (Losses)
Event Driven	14,156,396	367,352	(7,740,307)	6,783,441	$73,343,922	$3,407,150	$(13,684,305)
Long/Short Equity Portfolio	28,579,799	1,831,914	(14,098,217)	16,313,496	133,527,595	11,024,891	(7,150,424)
Managed Futures Strategies Portfolio	4,287,852	3,350,528	(3,763,343)	3,875,037	38,286,916	(764,607)	(1,446,053)
Market Neutral Portfolio	5,378,118	2,465,960	(7,844,078)	—	—	1,581,790	(1,293,897)
Market Neutral Fund	—	6,607,824	(2,006,056)	4,601,768	45,051,313	(141,838)	(630,622)
Relative Value — Long/Short Debt	12,803,544	446,906	(8,292,473)	4,957,977	43,199,841	4,888,365	(9,448,484)

Alternative Multi-Manager:

Issuer Name	Share Balance at December 31, 2014	Purchases	Sales	Share Balance at December 31, 2015	Value at December 31, 2015	2015 Realized Gains (Losses)	2015 Change in Unrealized Gains (Losses)
Event Driven	5,836,890	2,283,138	(6,664,064)	1,455,964	$15,742,174	$4,001,232	$(7,050,608)
Long/Short Equity Portfolio	12,615,280	916,128	(10,892,033)	2,639,375	21,603,546	11,781,792	(9,145,825)
Market Neutral Portfolio	5,683,065	605,065	(6,288,130)	—	—	(714,463)	1,423,800
Market Neutral Fund	—	1,211,114	(588,696)	622,418	6,093,472	(52,082)	(94,559)
Relative Value — Long/Short Debt	6,467,731	506,411	(6,791,680)	182,462	1,589,829	2,909,403	(2,563,330)

Managed Futures Strategies:

Issuer Name	Share Balance at December 31, 2014	Purchases	Sales	Share Balance at December 31, 2015	Value at December 31, 2015	2015 Realized Gains (Losses)	2015 Change in Unrealized Gains (Losses)
Managed Futures Strategies Portfolio	33,842	48,449	(9,756)	72,535	$716,675	$(1,148)	$(15,593)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

8. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Long/Short Equity:

Issuer Name	Share Balance at December 31, 2014	Purchases	Sales	Share Balance at December 31, 2015	Value at December 31, 2015	2015 Realized Gains (Losses)	2015 Change in Unrealized Gains (Losses)
Long/Short Equity Portfolio	3,970,610	5,263,141	(2,424,291)	6,809,460	$55,736,122	$(562,501)	$500,950

Long/Short Debt:

Issuer Name	Share Balance at December 31, 2014	Purchases	Sales	Share Balance at December 31, 2015	Value at December 31, 2015	2015 Realized Gains (Losses)	2015 Change in Unrealized Gains (Losses)
Relative Value — Long/Short Debt	48,508,912	2,003,549	(34,609,040)	15,903,421	$138,569,684	$(9,887,590)	$(8,813,190)

9. OWNERSHIP BY AFFILIATED PARTIES

As of December 31, 2015, one affiliated party owned 46,985 shares of Managed Futures, which represented 46.1% of total outstanding shares.

10. CREDIT FACILITY

For cash management purposes, the Funds (with the exception of Market Neutral and Event Driven) have the ability to utilize a credit facility provided by U.S. Bank N.A. under a Loan Agreement ("Agreement") dated January 15, 2015. The Funds may borrow up to 33.3% of each Fund's net assets, with a maximum principal amount of $200,000,000, subject to certain restrictions and the right of setoff on the Funds' assets. The Agreement can be terminated by either the Funds or U.S. Bank N.A.

At December 31, 2015, Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt had an outstanding balance of $0, $1,732,000, $0, $0 and $2,157,000, respectively. The maximum amount outstanding during the year ended December 31, 2015 under the credit facility for Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt was $32,160,000 on August 19th, $23,186,000 on January 6th, $20,000 on September 24th, $7,024,000 on October 27th and $13,319,000 on December 3rd, respectively. For the same period Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt had an outstanding average daily balance of $1,290,244, $586,121, $148, $107,471 and $323,929, respectively, under the credit facility. For the year ended December 31, 2015, the weighted average rate paid on the loan for Alpha, Alt. Multi-Manager, Managed Futures, Long/Short Equity and Long/Short Debt was 3.25%. The Agreement expired on January 13, 2016, and was renewed for a period of one year. The renewal added Market Neutral and Event Driven, decreased the maximum principal amount from $200,000,000 to $150,000,000 that the funds may borrow and decreased the borrowing restriction from 33.3% to 20% of each Fund's net assets.

11. OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.75% for the Funds. A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 18 months of purchase. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by shareholders that redeemed their shares within 364 days of purchase. As a result the redemption price may differ from the net asset value per share. The public offering price for No Load and Institutional Class shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. No payments to related parties were made during the year.

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)". The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds' financial statements and related disclosures.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

13. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 9, 2015, it was announced that certain principals of the Advisor (the "Company") had entered into an agreement to purchase the Company from RCS Capital Corporation. The Company purchased substantially all the assets related to the business operations of Hatteras Funds, LLC, the prior investment advisor to the Funds, and assumed certain liabilities of Hatteras Funds, LLC (the "Purchase"). The Purchase closed on January 5, 2016, and resulted in a change in control of Hatteras Funds, LLC and, therefore, constituted an "assignment" within the meaning of the 1940 Act of the existing investment management agreement between Hatteras Funds, LLC and the Funds. The existing investment management agreement between Hatteras Funds, LLC and the Funds automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Advisor and the Funds that was approved by shareholders of the Funds at a special meeting that commenced on January 21, 2016.

On December 9, 2015, the Board approved a new investment objective for each of the Funds, as described in the table below. The new investment objective for each Fund will go into effect on February 13, 2016.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Current Investment Objective
The Hatteras Alpha Hedged Strategies Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index.	New Investment Objective The Hatteras Alpha Hedged Strategies Fund seeks long term capital appreciation.

HATTERAS LONG/SHORT EQUITY FUND

Current Investment Objective
The Hatteras Long/Short Equity Fund seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle.	New Investment Objective The Hatteras Long/Short Equity Fund seeks long term capital appreciation.

HATTERAS LONG/SHORT DEBT FUND

Current Investment Objective The Hatteras Long/Short Debt Fund seeks to achieve total return through current income, capital preservation and capital appreciation.	New Investment Objective The Hatteras Long/Short Debt Fund seeks long term capital appreciation.

HATTERAS MANAGED FUTURES STRATEGIES FUND

Current Investment Objective
The Hatteras Managed Futures Strategies Fund seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.	New Investment Objective The Hatteras Managed Futures Strategies Fund seeks long term capital appreciation.

HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Current Investment Objective
The Hatteras Alternative Multi-Manager Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. ("HFRI") Fund of Funds Composite Index.	New Investment Objective The Hatteras Alternative Multi-Manager Fund seeks long term capital appreciation.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

FINANCIAL HIGHLIGHTS

	No Load
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	2011
Per Share Data(1):
Net Asset Value, Beginning of Period	$11.48	$11.54	$10.59	$10.48	$10.41
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.11)	(0.12)	(0.22)	(0.22)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.40)	0.06	1.17	0.33	0.27
Total Gain (Loss) from Investment Operations	(0.51)	(0.06)	0.95	0.11	0.08
Less Dividends and Distributions:
Net investment income	(0.10)	—	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.10)	—	—	—	(0.01)
Net Asset Value, End of Period	$10.87	$11.48	$11.54	$10.59	$10.48
Total Return	(4.45)%	(0.52)%	8.97%	1.05%	0.76%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$20,781	$37,571	$106,980	$221,000	$346,382
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	4.12%	3.89%	4.65%	4.84%	4.62%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	2.99%	2.99%	3.99%	3.99%	3.89%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.99)%	(1.00)%	(2.00)%	(2.04)%	(1.76)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	1.13%	0.90%	0.66%	0.85%	0.73%
Portfolio turnover rate(6)	30%	32%	52%	41%	45%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 2.26%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the ratio of expenses gross of waiver is 5.22%, 4.99%, 4.75%, 4.93%, and 4.63%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended				Period from May 2, 2011 through
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.39	$11.54	$10.58	$10.47	$10.81
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.17)	(0.17)	(0.22)	(0.22)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.39)	0.05	1.18	0.33	(0.18)
Total Gain (Loss) from Investment Operations	(0.56)	(0.12)	0.96	0.11	(0.33)
Less Dividends and Distributions:
Net investment income	(0.02)	(0.03)	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.02)	(0.03)	—	—	(0.01)
Net Asset Value, End of Period	$10.81	$11.39	$11.54	$10.58	$10.47
Total Return	(4.93)%	(1.05)%	9.07%	1.05%	(3.06	%)(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$7,159	$11,631	$9,704	$11,460	$3,212
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.62%	4.39%	4.65%	4.84%	4.79	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.49%	3.49%	3.99%	3.99%	3.97	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.49)%	(1.50)%	(2.00)%	(2.04)%	(2.17	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.13%	0.90%	0.66%	0.85%	0.82	%(5)
Portfolio turnover rate(9)	30%	32%	52%	41%	45	%(4)

(1)  The class commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 5.22%, 4.99%, 4.75%, 4.93%, and 4.80% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	2011
Per Share Data:(1)
Net Asset Value, Beginning of Period	$10.93	$11.13	$10.28	$10.25	$10.27
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.24)	(0.25)	(0.29)	(0.29)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.37)	0.05	1.14	0.32	0.26
Total Gain (Loss) from Investment Operations	(0.61)	(0.20)	0.85	0.03	(0.01)
Less Dividends and Distributions:
Net investment income	(0.01)	—	—	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—	(0.01)
Net Asset Value, End of Period	$10.31	$10.93	$11.13	$10.28	$10.25
Total Return	(5.58)%	(1.80)%	8.27%	0.29%	(0.11)%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$24,009	$30,313	$26,131	$31,646	$27,242
Ratio of expenses including dividends on short positions and interest expense to average net assets:(3)(4)(5)	5.37%	5.14%	5.40%	5.59%	5.44%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(3)	4.24%	4.24%	4.74%	4.74%	4.71%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.24)%	(2.25)%	(2.75)%	(2.79)%	(2.57)%
Ratio of dividends on short positions and interest expense to average net assets:(4)	1.13%	0.90%	0.66%	0.85%	0.73%
Portfolio turnover rate(6)	30%	32%	52%	41%	45%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 2.26%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(4)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(5)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and December 31, 2011, the ratio of expenses gross of waiver is 5.97%, 5.74%, 5.50%, 5.68%, and 5.44%, respectively.

(6)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended				Period from September 30, 2011 through
Hatteras Alpha Hedged Strategies Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$11.65	$11.80	$10.72	$10.50	$10.28
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.12)	(0.12)	(0.11)	(0.11)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.39)	0.05	1.20	0.33	0.26
Total Gain (Loss) from Investment Operations	(0.51)	(0.07)	1.09	0.22	0.23
Less Dividends and Distributions:
Net investment income	(0.09)	(0.08)	(0.01)	—	(0.01)
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	(0.09)	(0.08)	(0.01)	—	(0.01)
Net Asset Value, End of Period	$11.05	$11.65	$11.80	$10.72	$10.50
Total Return	(4.40)%	(0.57)%	10.12%	2.10%	2.23	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$282,405	$529,205	$404,840	$189,889	$20,709
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.12%	3.89%	3.65%	3.84%	3.82	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.99	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.99)%	(1.00)%	(1.00)%	(1.04)%	(1.21	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.13%	0.90%	0.66%	0.85%	0.83	%(5)
Portfolio turnover rate(9)	30%	32%	52%	41%	45	%(4)

(1)  The class commenced operations on September 30, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 2.00%, 1.99%, 1.98%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, and the period from September 30, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.22%, 3.99%, 3.75%, 3.93%, and 3.84% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended					Period from May 2, 2011 through
Hatteras Alternative Multi-Manager Fund	2015		2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.70		$11.10	$10.16	$9.85	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.03)		(0.03)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.41	)(10)	0.06	1.04	0.34	(0.13)
Total Gain (Loss) from Investment Operations	(0.44)		0.03	1.01	0.31	(0.15)
Less Dividends and Distributions:
Net investment income	(1.12)		(0.16)	(0.03)	—	—
Net realized gains	(0.22)		(0.27)	(0.04)	—	—
Total Dividends and Distributions	(1.34)		(0.43)	(0.07)	—	—
Net Asset Value, End of Period	$8.92		$10.70	$11.10	$10.16	$9.85
Total Return	(4.15)%		0.28%	9.92%	3.15%	(1.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$45,654		$279,187	$251,695	$140,304	$36,961
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.43%		3.16%	2.97%	3.18%	2.97	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.25%		2.25%	2.25%	2.25%	2.21	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.28)%		(0.26)%	(0.26)%	(0.29)%	(0.29	)%(5)
Ratio of dividends on short positions, interest expense and tax expense to average net assets:(7)	1.18%		0.91%	0.72%	0.93%	0.76	%(5)
Portfolio turnover rate(9)	42%		41%	35%	16%	8	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.99%, 2.00%, 1.99%, 1.96%, and 1.92%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.54%, 3.26%, 3.06%, 3.24%, and 3.00% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended			Period from September 27, 2012 through
Hatteras Managed Futures Strategies Fund	2015	2014	2013	December 31, 2012(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$7.36	$7.69	$9.88	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.04)	(0.04)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.27)	(0.29)	0.70	(0.03)
Total Gain (Loss) from Investment Operations	(0.31)	(0.33)	0.65	(0.12)
Less Dividends and Distributions:
Net investment income	—	—	(2.84)	—
Total Dividends and Distributions	—	—	(2.84)	—
Net Asset Value, End of Period	$7.05	$7.36	$7.69	$9.88
Total Return	(4.21)%	(4.29)%	6.51%	(1.20	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$719	$340	$441	$753
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	2.94%	2.78%	2.66%	5.23	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.40	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.53)%	(0.52)%	(0.54)%	(3.35	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.45%	0.29%	0.17%	2.83	%(5)
Portfolio turnover rate(9)	18%	32%	51%	0	%(4)

(1)  The fund commenced operations on September 27, 2012.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the indirect annualized expense ratio for such expenses is 1.98%, 1.97%, 1.97%, and 1.81%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For years ended December 31, 2015, December 31, 2014 and December 31, 2013, and the period from September 27, 2012 through December 31, 2012, the ratio of expenses gross of waiver is 3.02%, 2.85%, 2.73% and 5.23% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

Class A
Year Ended	Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.30	$10.22	$9.75	$10.08	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.09)	(0.11)	(0.11)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	0.12	(10)	0.40	1.34	(0.02)	0.15
Total Gain (Loss) from Investment Operations	0.03	0.29	1.23	(0.12)	0.08
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	(0.08)	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.08)	(1.21)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.25	$9.30	$10.22	$9.75	$10.08
Total Return	0.37%	2.85%	12.63%	(1.17)%	0.80	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$8,271	$2,200	$2,881	$1,996	$2,959
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.32%	3.98%	3.89%	3.99%	3.55	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.92	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.00)%	(1.02)%	(1.03)%	(1.03)%	(1.03	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.33%	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	42%	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 4.42%, 4.06%, 3.95%, 4.06%, and 3.58% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

Institutional Class
Year Ended	Period from May 2, 2011 through
Hatteras Long/Short Equity Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.41	$10.36	$9.83	$10.10	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	0.13	(10)	0.38	1.35	(0.01)	0.13
Total Gain (Loss) from Investment Operations	0.08	0.33	1.29	(0.06)	0.10
Less Dividends and Distributions:
Net investment income	(0.02)	(0.07)	—	—	—
Net realized gains	(0.08)	(1.21)	(0.76)	(0.21)	—
Total Dividends and Distributions	(0.10)	(1.28)	(0.76)	(0.21)	—
Net Asset Value, End of Period	$9.39	$9.41	$10.36	$9.83	$10.10
Total Return	0.93%	3.20%	13.15%	(0.67)%	1.00	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$47,033	$32,229	$23,871	$23,093	$90,501
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.82%	3.48%	3.39%	3.49%	3.04	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.49%	2.41	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.50)%	(0.52)%	(0.53)%	(0.53)%	(0.53	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	1.33%	0.99%	0.90%	1.00%	0.63	%(5)
Portfolio turnover rate(9)	42%	59%	61%	22%	3	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 2.00%, 1.98%, 1.96%, 1.97%, and 1.88%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.92%, 3.56%, 3.45%, 3.56%, and 3.07% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

(10)  Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class A
	Year Ended				Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.06	$9.61	$9.38	$9.63	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.09)	(0.10)	(0.10)	(0.10)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.67)	(0.19)	0.58	0.60	(0.30)
Total Gain (Loss) from Investment Operations	(0.76)	(0.29)	0.48	0.50	(0.37)
Less Dividends and Distributions:
Net investment income	(0.22)	(0.17)	(0.25)	(0.45)	—
Net realized gains	—	—	—	(0.30)	—
Return of capital	(0.02)	(0.09)	—	—	—
Total Dividends and Distributions	(0.24)	(0.26)	(0.25)	(0.75)	—
Net Asset Value, End of Period	$8.06	$9.06	$9.61	$9.38	$9.63
Total Return	(8.54)%	(3.15)%	5.20%	5.13%	(3.70	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$21,706	$73,692	$81,886	$8,772	$5,598
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.75%	3.46%	3.33%	3.54%	3.31	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.99%	2.99%	2.99%	2.99%	2.88	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.01)%	(1.00)%	(1.03)%	(1.04)%	(1.01	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	6%	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.83%, 3.56%, 3.39%, 3.59%, and 3.35% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class C
	Year Ended		Period from October 1, 2013 through
Hatteras Long/Short Debt Fund	2015	2014	December 31, 2013(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$8.99	$9.58	$9.46
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.16)	(0.17)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.65)	(0.19)	0.23
Total Gain (Loss) from Investment Operations	(0.81)	(0.36)	0.19
Less Dividends and Distributions:
Net investment income	(0.15)	(0.15)	(0.07)
Net realized gains	—	—	—
Return of capital	(0.02)	(0.08)	—
Total Dividends and Distributions	(0.17)	(0.23)	(0.07)
Net Asset Value, End of Period	$8.01	$8.99	$9.58
Total Return	(9.11)%	(3.89)%	2.06	%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$17,596	$37,309	$2,612
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	4.50%	4.21%	4.03	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	3.74%	3.74%	3.74	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.76)%	(1.75)%	(1.78	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.29	%(5)
Portfolio turnover rate(9)	6%	40%	0	%(4)

(1)  The class commenced operations on October 1, 2013.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, and 1.98%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, and the period from October 1, 2013 through December 31, 2013, the ratio of expenses gross of waiver is 4.58%, 4.31% and 4.11%, respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Institutional Class
	Year Ended				Period from May 2, 2011 through
Hatteras Long/Short Debt Fund	2015	2014	2013	2012	December 31, 2011(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$9.28	$9.83	$9.58	$9.65	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.05)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.69)	(0.20)	0.59	0.61	(0.32)
Total Gain (Loss) from Investment Operations	(0.74)	(0.25)	0.54	0.56	(0.35)
Less Dividends and Distributions:
Net investment income	(0.25)	(0.20)	(0.29)	(0.33)	—
Net realized gains	—	—	—	(0.30)	—
Return of capital	(0.03)	(0.10)	—	—	—
Total Dividends and Distributions	(0.28)	(0.30)	(0.29)	(0.63)	—
Net Asset Value, End of Period	$8.26	$9.28	$9.83	$9.58	$9.65
Total Return	(8.10)%	(2.60)%	5.72%	5.79%	(3.50	)%(4)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$96,926	$351,078	$314,643	$8,894	$42,934
Ratio of expenses including dividends on short positions and interest expense to average net assets:(6)(7)(8)	3.25%	2.96%	2.83%	3.04%	2.81	%(5)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets:(6)	2.49%	2.49%	2.49%	2.49%	2.38	%(5)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.51)%	(0.50)%	(0.53)%	(0.54)%	(0.51	)%(5)
Ratio of dividends on short positions and interest expense to average net assets:(7)	0.76%	0.47%	0.34%	0.55%	0.43	%(5)
Portfolio turnover rate(9)	6%	40%	4%	30%	5	%(4)

(1)  The fund commenced operations on May 2, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Not Annualized.

(5)  Annualized.

(6)  Includes expenses from the Underlying Funds in which the Fund invests. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the indirect annualized expense ratio for such expenses is 1.98%, 2.00%, 1.96%, 1.95%, and 1.86%, respectively, for the annual operating expenses. See Note 6 of notes to financial statements for a further explanation of the expense arrangements.

(7)  Includes interest expense and dividends on short positions from the Underlying Funds in which the Fund invests.

(8)  Amount presented is net of waiver. For the years ended December 31, 2015, December 31, 2014, December 31, 2013 and December 31, 2012, and the period from May 2, 2011 through December 31, 2011, the ratio of expenses gross of waiver is 3.33%, 3.06%, 2.89%, 3.09%, and 2.85% respectively.

(9)  The portfolio turnover rates shown here represent the Fund's investments in the Underlying Funds. For the portfolio turnover rate of the Underlying Funds, see the Financial Highlights information presented in the accompanying financial statements.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class H
Hatteras Market Neutral Fund	Period from June 30, 2015 through December 31, 2015(1)
Per Share Data(2):
Net Asset Value, Beginning of Period	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.11)
Total Gain (Loss) from Investment Operations	(0.21)
Less Dividends and Distributions:
Net investment income	—
Net realized gains	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$9.79
Total Return	(2.10	)%(5)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$51,141
Ratio of expenses including dividends on short positions and interest expense to average net assets(4):	3.00	%(6)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(4):	2.00	%(6)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(1.98	)%(6)
Ratio of dividends on short positions and interest expense to average net assets:	1.00	%(6)
Portfolio turnover rate	70	%(5)

(1)  The fund commenced operations on June 30, 2015.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  The ratio shown here reflects the expenses of the Fund net of any adjustments to the Investment Advisory Fees. See Note 6 of the Notes to Financial Statements.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of these financial statements.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Class H
	Year Ended
Hatteras Event Driven Fund	2015(4)	2014	2013	2012	2011
Per Share Data:(1)
Net Asset Value, Beginning of Period	$11.93	$11.65	$9.39	$8.87	$8.49
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.10)	(0.15)	(0.05)	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	(1.02)	0.43	2.31	0.54	0.32
Total Gain (Loss) from Investment Operations	(1.12)	0.28	2.26	0.52	0.38
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$10.81	$11.93	$11.65	$9.39	$8.87
Total Return	(9.35)%	2.38%	24.09%	5.80%	4.48%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$89,067	$238,431	$182,415	$74,399	$78,867
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	3.41%	3.36%	2.83%	2.77%	2.98%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.00%	2.36%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(0.85)%	(1.23)%	(0.46)%	(0.23)%	0.72%
Ratio of dividends on short positions and interest expense to average net assets:	1.41%	1.36%	0.83%	0.77%	0.62%
Portfolio turnover rate	177%	220%	246%	242%	286%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Fund net of any adjustments to the Investment Advisory Fees. See Note 6 of the Notes to Financial Statements.

(4)  On May 29, 2015, the Fund reorganized into the Trust from UFT. See Note 1 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Funds hereby designate the following as a capital gain dividend with respect to the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year:

Hatteras Alpha Hedged Strategies Fund	$—
Hatteras Alternative Multi-Manager Fund	1,016,877
Hatteras Managed Futures Strategies Fund	—
Hatteras Long/Short Equity Fund	532,279
Hatteras Long/Short Debt Fund	—
Hatteras Market Neutral Fund	—
Hatteras Event Driven Fund	—

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hatteras Alpha Hedged Strategies Fund	67.87%
Hatteras Alternative Multi-Manager Fund	19.19%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	100.00%
Hatteras Long/Short Debt Fund	4.81%
Hatteras Market Neutral Fund	0.00%
Hatteras Event Driven Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was as follows:

Hatteras Alpha Hedged Strategies Fund	46.18%
Hatteras Alternative Multi-Manager Fund	14.48%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	100.00%
Hatteras Long/Short Debt Fund	2.57%
Hatteras Market Neutral Fund	0.00%
Hatteras Event Driven Fund	100.00%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2015 was as follows:

Hatteras Alpha Hedged Strategies Fund	35.92%
Hatteras Alternative Multi-Manager Fund	37.46%
Hatteras Managed Futures Strategies Fund	0.00%
Hatteras Long/Short Equity Fund	0.00%
Hatteras Long/Short Debt Fund	100.00%
Hatteras Market Neutral Fund	0.00%
Hatteras Event Driven Fund	41.23%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Funds may mail only one copy of the Funds' prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

RESULTS OF SHAREHOLDER MEETING

(Unaudited)

Results of Shareholder Meeting (Unaudited)

On January 21, 2016, and February 2, 2016, the Funds held Special Combined Meetings of Shareholders to approve a number of proposals, listed below. All of the proposals were approved.

Proposal 1: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Alpha Hedged Strategies Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
22,430,429	15,023	11,104

Proposal 2: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Alternative Multi-Manager Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
3,232,722	6,988	18,079

Proposal 3: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Debt Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
9,872,828	40,376	214,726

Proposal 4: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Equity Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
2,649,108	0	358,626

Proposal 5: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Managed Futures Strategies Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
48,498	0	0

Proposal 6: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Market Neutral Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
1,000	0	0

Proposal 7: To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Event Driven Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
9,679,184	0	0

Proposal 8: To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Alternative Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Market Neutral Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
22,427,843	14,193	14,520

Proposal 9: To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Alternative Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Event Driven Fund;

Shares Voted For	Shares Voted Against	Shares Abstained
22,426,166	14,557	15,833

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Hatteras Alternative Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, options written, and forward contracts, of Hatteras Alpha Hedged Strategies Fund, Hatteras Alternative Multi-Manager Fund (formerly known as Hatteras Hedged Strategies Fund), Hatteras Managed Futures Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Market Neutral Fund, and Hatteras Event Driven Fund (the "Funds"), each a series of Hatteras Alternative Mutual Funds Trust, as of December 31, 2015, and the related statement of operations and changes in net assets and financial highlights for the period June 30, 2015 (commencement of operations) to December 31, 2015, for Hatteras Market Neutral Fund, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended for the remainder of the Funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2016

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2015 (Unaudited)

As a shareholder of the Hatteras Alpha Hedged Strategies Fund, Hatteras Alternative Multi-Manager Fund, Hatteras Managed Futures Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Market Neutral Fund, or Hatteras Event Driven Fund (each a "Fund" and collectively "the Funds''), you incur two types of costs: (1) transaction costs, including sales charges and deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/2015 – 12/31/2015).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. The example below includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, operating services fees and interest expense. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HATTERAS ALPHA HEDGED STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
No Load Class
Actual	-5.60%	$1,000.00	$944.00	4.15%	$20.33
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,004.28	4.15%	20.97
Class A
Actual	-5.84%	1,000.00	941.60	4.65%	22.76
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,001.76	4.65%	23.46
Class C
Actual	-6.09%	1,000.00	939.10	5.40%	26.39
Hypothetical (5% return before expenses)	2.52%	1,000.00	997.98	5.40%	27.19
Institutional Shares
Actual	-5.54%	1,000.00	944.60	4.15%	20.34
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,004.28	4.15%	20.97

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2015 (Unaudited) (continued)

HATTERAS ALTERNATIVE MULTI-MANAGER FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Institutional Shares
Actual	-6.17%	$1,000.00	$938.30	3.74%	$18.27
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,006.35	3.74%	18.91

HATTERAS MANAGED FUTURES STRATEGIES FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Institutional Shares
Actual	0.86%	$1,000.00	$1,008.60	2.95%	$14.94
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,025.21	2.95%	15.06

HATTERAS LONG/SHORT EQUITY FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	-3.37%	$1,000.00	$966.30	4.44%	$22.01
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,002.82	4.44%	22.41
Institutional Shares
Actual	-3.09%	1,000.00	969.10	3.94%	19.56
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,005.34	3.94%	19.91

HATTERAS LONG/SHORT DEBT FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A
Actual	-8.78%	$1,000.00	$912.20	3.90%	$18.80
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,005.55	3.90%	19.71
Class C
Actual	-9.03%	1,000.00	909.70	4.65%	22.38
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,001.76	4.65%	23.46
Institutional Shares
Actual	-8.56%	1,000.00	914.40	3.40%	16.41
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,008.07	3.40%	17.21

HATTERAS MARKET NEUTRAL FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class H
Actual	-2.10%	$1,000.00	$979.00	3.00%	$14.96
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,010.08	3.00%	15.20

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2015 (Unaudited) (continued)

HATTERAS EVENT DRIVEN FUND

Based on Actual Total Return1

	Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class H
Actual	-10.38%	$1,000.00	$896.20	3.09%	$14.77
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,009.63	3.09%	15.65

1  For the six-months ended December 31, 2015.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD APPROVAL AND RECOMMENDATION OF THE ADVISORY AGREEMENT (UNAUDITED)

On November 9, 2015, it was announced that Raleigh Acquisition, LLC (the "Purchaser"), a newly formed Delaware limited liability company managed by the same persons who currently manage Hatteras Funds, LLC (the "Advisor") would enter into a membership interest purchase agreement (the "Purchase Agreement") to purchase the Advisor from RCS Capital Corporation ("RCS"), a Delaware corporation, and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS (and together with RCS, the "Seller"). Pursuant to the terms of the Purchase Agreement, The Purchaser would purchase from Seller and Seller would sell to Purchaser 100% of the limited liability company interests of the Advisor, the investment advisor to the Hatteras Alpha Hedged Strategies Fund, Hatteras Alternative Multi-Manager Fund, Hatteras Managed Futures Strategies Fund, Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund, Hatteras Market Neutral Fund and Hatteras Event Driven Fund (each a "Fund" and collectively, the "Funds") and Purchaser would assume certain liabilities (the "Purchase").

When consummated, the Purchase would result in an "assignment" within the meaning of the 1940 Act of (i) the existing investment advisory agreement between the Advisor and the Hatteras Alternative Mutual Funds Trust (the "HAMF-Trust Agreement") regarding the Funds, (ii) the existing investment advisory agreement between the Advisor and the Underlying Funds Trust (the "UFT") regarding the series (the "Underlying Funds") of the UFT in which the Funds invest substantially all of their assets (the "HAMF-UFT Agreement"); and (iii) the existing investment sub-advisory and trading advisory agreements for sub-advisors and trading advisors to the Funds and UFT Funds (together the "Sub-Advisory Agreements" and, together with the HAMF-Trust Agreement and the HAMF-UFT Agreement, the "Earlier Agreements"). An investment advisory agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act and, consequently, to facilitate management of the Funds and the Underlying Funds, the Trustees were asked to approve (i) the investment advisory agreements between the Purchaser and the Advisor, on behalf of the Funds (the "Advisory Agreement"), (ii) the investment advisory agreements between the Purchaser and the UFT on behalf of the Underlying Funds (the "UFT Advisory Agreement"), and (iii) new investment sub-advisory and trading advisory agreements (the "Sub-Advisory Agreements"), each effective as of the date of the Earlier Agreements' termination. The Trustees were also asked to approve interim advisory agreements, which would become effective if the Purchase was consummated prior to approval of the Advisory Agreement and the UFT Advisory Agreement by shareholders of the Funds. The interim agreements provided that, effective for up to 150 days following the date of the consummation of the Purchase, and until approval of the Advisory Agreement and UFT Advisory Agreement, the Advisor would continue to act as investment adviser to the HAMFT Funds and the UFT Funds on identical terms and with the identical fee structure (the "Interim Advisory Agreement").

The Board had discussed that the Advisor was proposing plans of reorganization for certain of the Funds in order to consolidate its current trusts into one remaining trust, HAMFT. Under the plans of reorganization, the Long/Short Equity Portfolio, Relative Value — Long/Short Debt Portfolio and Managed Futures Strategies Portfolio, each a portfolio of the Underlying Funds Trust, (sometimes referred to herein as the "Target Funds") will transfer all of its respective assets to the Hatteras Long/Short Equity Fund, Hatteras Long/Short Debt Fund and Hatteras Managed Futures Strategies Fund, respectively, each a corresponding fund of HAMFT (each, an "Acquiring Fund") in return for Class H shares of the respective Acquiring Fund and the Acquiring Fund's assumption of all of the corresponding Target Fund's liabilities. The Board understood that pursuant to the terms of the plans of reorganization, each Acquiring Fund will acquire from its corresponding Target Fund substantially all the assets related to the business and operations of the Target Fund and each Acquiring Fund will assume all liabilities of its corresponding Target Funds.

The Board then considered and discussed proposed changes in control at Lorem Ipsum Management, LLC ("Lorem") and Apis Capital Advisors, LLC ("Apis"), each a sub-advisor to the Long/Short Equity Portfolio. Each change in control was anticipated to occur on December 31, 2015 as a result of a change in Lorem's and Apis' respective ownership structure. The Board noted that the Advisor continues to be satisfied with the performance generated by Lorem and Apis and that there would be no change in the sub-advisory fees to be paid to Lorem or to Apis. The Board further noted that nothing was expected to change from the perspective of portfolio management of the sub-advisor or the sub-advisory services Lorem and Apis would provide to the Long/Short Equity Portfolio. The Board also noted that based on the due diligence conducted on Lorem and Apis, the Advisor was recommending approving the new sub-advisory agreements with Lorem and Apis to take effect on the date of the change in control of Lorem and Apis, respectively.

The Board had reviewed information about the proposed changes of control and plans of reorganization and their potential impact on each Fund and considered the terms of the agreements. It was noted that the Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of each proposed change of control and plan of reorganization and the financial stability of the Advisor and each sub-advisor and trading adviser (collectively, the "Sub-Advisors").

In reaching its decision to approve the Advisory Agreement and Interim Advisory Agreement (together, the "Advisory Agreements"), the Trustees, including all of the Independent Trustees, met in person at a meeting held on December 9, 2015 with senior executives of the Purchaser. The Board reviewed information about the Purchase and its potential impact on the Funds, reviewed information about the Advisor, the Purchaser and their affiliates and considered the terms of the Advisory Agreements. The Board and legal counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Independent Trustees that provided details concerning the terms of the Purchase and the financial stability of the Advisor.

The Independent Trustees discussed the details of the Purchase with representatives of the Advisor and the Funds' current investment advisor. The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers. Further, the Independent Trustees discussed with the Advisor whether the services to be provided to the Funds were expected to change as a result of the Purchase. The Advisor noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Funds' investment objectives and policies are not expected to change as a result of the Purchase.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds' advisory fees and overall expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure under the Advisory Agreements would be identical to the fee structure under the current advisory agreements; and (7) other factors deemed relevant.

The Trustees also evaluated the Advisory Agreements in light of information they had requested and received from the Adviser prior to the meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Trustees. The Independent Trustees also discussed the Advisory Agreements in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the Advisory Agreements would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreements. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Funds' investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale will be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of Shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of the Advisor as a result of the Purchase and to assess the nature and quality of services to be provided to the Funds by the Advisor following the closing of the Purchase. The Board also considered management's view that the Purchase will provide more stability and continuity to Hatteras and its personnel, and the potential benefits thereof to the Funds. The Boards noted Hatteras will continue to serve in its role as investment adviser to the Funds, and that each of the Fund's current portfolio managers will continue to provide services to the Funds following the Purchase. The Board members determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Funds. The Board members considered that the advisory services to be provided to the Funds after the Purchase are not expected to change. Further, the Board members considered the advisory and other services to be provided by Hatteras. The Boards also considered the fee and expense information provided by management, including management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds.

Investment Performance of the Funds.

The Board considered the investment experience of the Advisor, including the performance of the Funds, given that the Purchase is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds. The Boards asked several questions about the Funds' relative underperformance against certain peer funds. The Board members noted that each Fund's performance returns generally underperformed other funds in the comparative groups of peer funds. The Trustees also considered the Funds' performance versus benchmark indices identified by the Adviser, noting that the Fund's underperformance versus these benchmarks. The Boards were disappointed by the Funds' performance, but were satisfied with Hatteras' stated plans to attempt to improve future performance. Management also indicated that the Purchase would allow Hatteras to make the necessary internal changes to pursue improved performance.

Costs of Services Provided and Profits Realized by the Advisor

In connection with the Trustees' consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board's analysis of the Funds' advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group. The Trustees noted that the advisory fee rate to be paid to Hatteras under the new Advisory Agreement and Interim Advisory Agreement is the same as the advisory fee rate paid by the Funds to Hatteras under the current advisory agreement and that under the Interim Advisory Agreement, advisory fees will be held in escrow. The Board then considered the relative profitability of Hatteras with respect to the services it provides to the Funds.

The Boards' analysis of the Funds' advisory fee and overall expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds (both gross and net) compared to peer groups. The Boards noted that Hatteras agreed to waive certain fees pursuant to a new operating expenses limitation agreement. The Boards considered peer group comparisons, noting that the Funds' overall expense ratios were within the range of fees and expenses paid by funds in the peer group. However, the Boards noted that each Fund's overall expense ratios were generally in the high range among the funds in the peer groups. The Boards noted management's intent to maintain competitive expense levels and that the Funds' expense ratios have decreased over time. The Boards also reviewed profitability and internal expense information provided by management and determined that, based on the information provided, Hatteras did not earn excessive profits.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds' assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds. After discussions with the Board members concerning Hatteras' expected profitability and growth in assets for the Funds, the Boards noted that they will address the issue if Fund assets grow.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by the Advisor from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future. The Board noted that Hatteras receives a Fund Servicing Fee for its services as Servicing Agent to the Funds under an Operating Servicing Agreement. It was noted that Hatteras may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fee in its sole discretion. The Board also noted that a broker-dealer affiliated with Hatteras, Hatteras Capital Distributors, LLC, receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Fund.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Trustees also considered whether the arrangement between the Advisor and the Funds complies with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be "interested persons" (as defined in the 1940 Act) of the investment advisor or predecessor advisor. Second, an "unfair burden" must not be imposed upon the Funds as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for the Funds).

In connection with the first condition of Section 15(f), the Trustees noted that at least 75% of the Trustees are currently not "interested persons" (as defined in the 1940 Act) of the Advisor in compliance with this provision of Section 15(f) and that 75% of the Trustees will not be "interested persons" (as defined in the 1940 Act) as of the consummation of the Purchase after the Purchase is consummated. With respect to the second condition of Section 15(f), the Advisor has represented that the Purchase will not have an economic impact on the Advisor's ability to provide services to the Funds, no fee increases are contemplated and that the Purchase will not result in an "unfair burden" (as defined in Section 15(f)) during the two-year period following the closing of the Purchase. The Advisor has represented that neither the Advisor nor any interested person of the Advisor will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f). The Board also considered the requirements of Rule 15a-4.

Based on the factors set forth above, the Independent Trustees approved the Advisory Agreement between the Trust and the Advisor.

The Independent Trustees then voted to approve new certain Sub-Advisory Agreements (the "Sub-Advisory Agreements") and Trading Advisory Agreements (the "Trading Advisory Agreements") among the Trust, on behalf of its series (the "Portfolios"), Hatteras Funds, LLC ("Purchaser") and the respective Sub-Advisors and Trading Advisors. The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Independent Trustees under the Investment Company Act of 1940 in approving advisory agreements.

The Independent Trustees evaluated the quality of services expected to be provided by the sub-advisors to the Funds and the total compensation proposed to be paid to the sub-advisors. The Independent Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (i) the overall historical investment performances of the sub-advisors; (ii) the nature, scope and quality of the services to be provided by the sub-advisors; (iii) the costs of the services to be provided by the sub-advisors and the structure of the sub-advisors' fees; (iv) the extent to which economies of scale would be realized as an Underlying Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (v) the profits to be realized by the sub-advisors and its affiliates from the relationship with the Underlying Funds.

None of these factors was determinative in the Independent Trustees' decision to approve the Sub-Advisory Agreements and the Trading Agreement, but each was a factor in the Independent Trustees' consideration.

The Trustees noted each sub-adviser's current portfolio managers will continue to provide services to the Funds following the Purchase. The Trustees considered that the sub-advisory services to be provided to the Funds after the Purchase are not expected to change. Further, the Trustees considered services to be provided by the sub-advisers. The Trustees also considered the fee and expense information provided by management, including management's representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds. The Trustees noted that each sub-adviser was an unaffiliated adviser and that each sub-advisory fee was the result of an arms-length negotiation between Hatteras and the sub-adviser. The Trustees acknowledged management's explanation that that sub-advisory fee levels do not change the advisory fees payable by the Funds.

The Independent Trustees next assessed the overall quality of services to be provided by the sub-advisors. The Independent Trustees considered the sub-advisors' specific responsibilities in all aspects of day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the sub-advisors involved in the day-to-day portfolio activities. The Independent Trustees then concluded that the sub-advisors would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

Regarding each of the Sub-Advisors and Trading Advisors, the Independent Trustees considered, among other things, the following:

FrontFour Capital Group, LLC ("FrontFour"), a Sub-Advisor to the Event Driven Portfolio: The Independent Trustees considered the merits of the investment team at FrontFour and the benefits of its investment strategy to the Portfolio. The Independent Trustees concluded that, in light of current circumstances, FrontFour appeared likely to continue to contribute favorably to the Portfolio. The Independent Trustees noted management's view of FrontFour's financial soundness and consistent responsiveness to requests by the Advisor and the fact that its policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each continued to be satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to FrontFour

Mountaineer Partners Management, LLC ("Mountaineer"), a Sub-Advisor to the Event Driven Portfolio: The Independent Trustees considered the favorable portfolio fit of Mountaineer's fundamental investment strategy within the current strategies employed by the Event Driven Portfolio and that Mountaineer would continue to provide diversification to the event driven and value investing strategies that are not otherwise currently represented. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Mountaineer's policies and procedures, overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that Mountaineer appeared to have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the sub-advisory services were satisfactory.

Jadwin Partners, LLC ("Jadwin"), a Sub-Advisor to the Market Neutral Portfolio: The Independent Trustees considered the favorable portfolio fit of Jadwin's long/short investment processes within the current strategies employed by the Market Neutral Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Jadwin's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Jadwin.

Longbow Capital Partners, L.P. ("Longbow"), a Sub-Advisor to the Market Neutral Portfolio: The Independent Trustees considered the favorable portfolio fit of Longbow's fundamental driven market neutral investment processes within the current strategies employed by the Underlying Funds and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Longbow's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Longbow.

Nicholas Investment Partners, L.P. ("Nicholas"), a Sub-Advisor to the Market Neutral portfolio: The Independent Trustees considered Nicholas' portfolio fit as a core allocation in Relative Value. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Nicholas' policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Nicholas.

Apis Capital Advisors, LLC ("Apis"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Apis' long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Apis to the Long/Short Equity Portfolio, respectively. The Independent Trustees considered Apis' specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Apis involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Apis would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Apis. It was also noted, that due to the timing issues related to the changes in control at Apis and Hatteras, that Board consideration of two sub-advisory agreements would be necessary.

Coe Capital Management ("Coe"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Coe's fundamental, long/short equity strategy within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Coe's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees also noted that the Advisor was not aware of any regulatory or compliance issues with regard to Coe.

ISF Capital Management LLC ("ISF"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of ISF's investment processes within the current strategies employed by the Underlying Funds and its potential contribution to the Funds' overall performance. The Independent Trustees also considered management's view that ISF is a stable and profitable firm with good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that ISF's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to ISF.

Blue Jay Capital Management, LLC ("Blue Jay"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Blue Jay's long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Blue Jay to the Long/Short Equity Portfolio, respectively. The Independent Trustees considered Blue Jay's specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Blue Jay involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Blue Jay would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Blue Jay's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Blue Jay.

Lorem Ipsum Management, LLC ("Lorem"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Lorem's investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered management's view that Lorem is a stable and profitable firm with good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Lorem's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Lorem. It was also noted, that due to the timing issues related to the changes in control at Lorem and Hatteras, that Board consideration of two sub-advisory agreements would be necessary.

Boardman Bay Capital Management, LLC ("Boardman"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Boardman's long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Boardman's overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Boardman.

MP Securitized Credit Partners, L.P. ("MatlinPatterson"), a Sub-Advisor to the Relative Value Portfolio: The Independent Trustees considered the favorable portfolio fit of MatlinPatterson's opportunistic long/short credit hedge strategy focused on Europe within the current strategies employed by the Portfolio and its potential continued contribution to the Portfolio's overall performance. The Independent Trustees also considered that MatlinPatterson has a track record based on its management of multiple private funds. The Independent Trustees expressed their satisfaction with MatlinPatterson's presentation and responses to the Independent Trustees' questions. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that MatlinPatterson's policies and procedures regarding overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that it appeared MatlinPatterson had sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the sub-advisory services were satisfactory.

Phoenix Investment Advisor, LLC ("Phoenix"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Phoenix's investment strategy in the Relative Value — Long/Short Debt Portfolio, and should provide diversification to investment strategies that are not otherwise currently represented. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Phoenix's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Phoenix.

Raven Rock Capital, LLC ("Raven Rock"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Raven Rock's multi-strategy investment processes within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered management's view that Raven Rock is a stable firm with near break-even profitability and good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Raven Rock's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Raven Rock.

Amundi Smith Breeden, LLC ("Smith Breeden"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered Smith Breeden's portfolio fit as a core allocation in Relative Value. The Board also noted that they had recently completed a thorough review of Smith Breeden at a Special Meeting on November 9, 2015, at which time they approved a sub-advisory agreement Smith Breeden. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Smith Breeden's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Smith Breeden.

Sound Point Capital Management, L.P. ("Sound Point"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Sound Point's fundamental and research intensive investment process within the current strategies employed by the Relative Value — Long/Short Debt Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Sound Point is a smaller, emerging firm, but that it is backed by a larger firm which should provide it with stability. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Sound Point's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Sound Point.

Lutetium Capital LP ("Lutetium"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered Lutetium's portfolio fit as a core allocation in Relative Value. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Lutetium's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Lutetium.

Centurion Investment Management, LLC ("Centurion"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Centurion's investment strategy within the current strategies employed by the Portfolio and its potential contribution to the Funds' overall performance. The Independent Trustees also considered that Centurion is registered as a CTA. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Centurion's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Centurion.

Row Asset Management, LLC ("Row"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Row's investment strategy within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Row is registered as a CTA. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Row's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Row.

Revolution Capital Management, LLC ("Revolution"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Revolution's systematic short to intermediate term time frame strategy within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Revolution has been registered as a CTA since 2004. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Revolution's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Revolution.

The Independent Trustees concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to each of the Sub-Advisory and Trading Advisory fees.

Based on the factors discussed above, the Independent Trustees approved each Sub-Advisory Agreement and Trading Advisory Agreement.

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Annual Report

DECEMBER 31, 2015

Long/Short Equity

Managed Futures Strategies

Relative Value — Long/Short Debt

UNDERLYING FUNDS TRUST

For the year ended December 31, 2015

Table of Contents

Allocation of Portfolio Assets	111-116
Schedules of Investments	117-164
Statements of Assets and Liabilities	165
Statements of Operations	166
Statements of Changes in Net Assets	167
Notes to Financial Statements	168-183
Report of Independent Registered Public Accounting Firm	184
Expense Example	187

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Growth of $10,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	5Y1	Since Inception[1]
Long/Short Equity	1.44%	5.16%	-1.95%[2]
S&P 500 Index (TR)	1.38%	12.57%	7.01%[2]
90 Day T-Bill	0.25%	0.09%	1.04%[3]
HFRI FOF: Conservative Index	0.45%	2.32%	1.51%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2006.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2006. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

LONG/SHORT EQUITY

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

UNDERLYING FUNDS TRUST

MANAGED FUTURES STRATEGIES

Growth of $10,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	Since Inception[1]
Managed Futures Strategies	-3.67%	-0.28%[2]
S&P 500 Index (TR)	1.38%	16.34%[2]
HFRX Macro: Systematic Diversified CTA Index	-0.92%	-2.22%[3]

1.  Average annual total return.

2.  Inception date: 9/28/2011.

3.  HFRX Macro: Systematic Diversifed CTA Index for the period beginning 9/28/2011.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on September 28, 2011 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

MANAGED FUTURES STRATEGIES

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Growth of $10,000 — December 31, 2015 (Unaudited)

As of 12/31/2015	1Y	5Y1	Since Inception[1]
Relative Value — Long/Short Debt	-7.52%	0.51%	-0.31%[2]
S&P 500 Index (TR)	1.38%	12.57%	6.01%[2]
90 Day T-Bill	0.25%	0.09%	0.58%[3]
HFRI FOF: Conservative Index	0.45%	2.32%	0.75%[3]

1.  Average annual total return.

2.  Inception date: 5/1/2007.

3.  HFRI FOF: Conservative Index and 90 Day T-Bill for the period beginning 4/30/2007. Data is only available for monthly periods.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Portfolio distributions or on the redemption of Portfolio shares. Current performance of the Portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting hatterasfunds.com.

The chart assumes an initial investment of $10,000 made on May 1, 2007 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

UNDERLYING FUNDS TRUST

RELATIVE VALUE — LONG/SHORT DEBT

Allocation of Portfolio Assets — December 31, 2015 (Unaudited)

Investments are a percentage of Total Net Assets.

^  Amount is less than 0.05%.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks — 85.7%
Aerospace & Defense — 0.1%
AAR Corp.	12,128	$318,845
Air Freight & Logistics — 0.3%
Forward Air Corp.[a]	13,477	579,646
Airlines — 1.2%
Delta Air Lines, Inc.	52,086	2,640,239
Auto Components — 1.5%
Delphi Automotive PLC	17,867	1,531,738
Drew Industries, Inc.	4,259	259,330
Koito Manufacturing Co. Ltd.	32,960	1,351,605
Total Auto Components		3,142,673
Automobiles — 0.0%
Tesla Motors, Inc.[b]	15	3,600
Beverages — 0.4%
MGP Ingredients, Inc.	32,250	836,887
Biotechnology — 6.8%
Amicus Therapeutics, Inc.[a,b]	35,300	342,410
Anacor Pharmaceuticals, Inc.[b]	3,380	381,839
Baxalta, Inc.	50,647	1,976,752
Bellicum Pharmaceuticals, Inc.[b]	10,410	211,011
Biogen Idec, Inc.[a,b]	7,653	2,344,497
BioSpecifics Technologies Corp.[b]	23,640	1,015,811
Cepheid, Inc.[a,b]	38,150	1,393,619
Eagle Pharmaceuticals, Inc.[b]	4,540	402,562
Five Prime Therapeutics, Inc.[b]	7,690	319,135
Gilead Sciences, Inc.	9,065	917,287
Medivation, Inc.[b]	47,150	2,279,231
Neurocrine Biosciences, Inc.[b]	26,337	1,489,884
Vertex Pharmaceuticals, Inc.[b]	10,535	1,325,619
Total Biotechnology		14,399,657
Building Products — 1.1%
AO Smith Corp.[a]	27,386	2,098,041
Trex Co., Inc.[b]	5,843	222,268
Total Building Products		2,320,309
Chemicals — 2.4%
Albemarle Corp.[a]	26,126	1,463,317
CF Industries Holdings, Inc.	36,606	1,493,891
Olin Corp.[a]	117,229	2,023,373
Total Chemicals		4,980,581
Commercial Services & Supplies — 0.6%
Command Security Corp.[b]	129,019	298,034
KAR Auction Services, Inc.[a]	14,034	519,679
Mobile Mini, Inc.[a]	14,233	443,073
Total Commercial Services & Supplies		1,260,786
Communications Equipment — 3.1%
Arista Networks, Inc.[a,b]	19,586	1,524,574
Infinera Corp.[a,b]	110,449	2,001,336

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Communications Equipment — 3.1% (continued)
Juniper Networks, Inc.[a]	42,617	$1,176,229
QUALCOMM, Inc.[a]	36,135	1,806,208
Total Communications Equipment		6,508,347
Construction & Engineering — 0.1%
MasTec, Inc.[a,b]	12,058	209,568
Construction Materials — 1.7%
Summit Materials, Inc.[a,b]	25,228	505,572
Vulcan Materials Co.[a]	31,647	3,005,516
Total Construction Materials		3,511,088
Distributors — 0.0%
Genuine Parts Co.	948	81,424
Diversified Financial Services — 0.7%
Financial Products	72,340	564,614
Zenkoku Hosho Co.	27,050	893,551
Total Diversified Financial Services		1,458,165
Diversified Telecommunication Services — 2.6%
inContact, Inc.[b]	54,140	516,496
Level 3 Communications, Inc.[a,b]	31,204	1,696,250
Orange SAb	41,346	691,546
ORBCOMM, Inc.[b]	47,026	340,468
Telecom Argentina SA — ADR[a]	20,270	325,739
Telefonica SAa,b	100,902	1,119,405
Vonage Holdings Corporation[b]	37,260	213,872
Zayo Group Holdings, Inc.[b]	22,824	606,890
Total Diversified Telecommunication Services		5,510,666
Electrical Equipment — 0.2%
Energy Focus, Inc.[b]	35,800	492,250
Helix Wind Corp. (Aquired 1/6/2010, Cost $355,921)[b,d]	301,628	30
Total Electrical Equipment		492,280
Electronic Equipment, Instruments & Components — 0.3%
Electro Rent Corp.	19,810	182,252
IPG Photonics Corp.[b]	4,900	436,884
Total Electronic Equipment, Instruments & Components		619,136
Food Products — 0.1%
Darling International, Inc.[b]	23,642	248,714
Health Care Equipment & Supplies — 7.3%
ABIOMED, Inc.[a,b]	8,917	805,027
Edwards Lifesciences Corp.[a,b]	33,216	2,623,400
Hologic, Inc.[a,b]	42,863	1,658,369
Intuitive Surgical, Inc.[a,b]	4,867	2,658,161
Masimo Corp.[b]	28,282	1,173,986
MGC Diagnostics Corp.[b]	9,550	62,839
Nevro Corp.[b]	24,994	1,687,345
Sartorius Stedim Biotech	1,140	437,258
St. Jude Medical, Inc.	20,061	1,239,168
The Cooper Cos., Inc.	11,840	1,588,928
Wright Med Group NVb	59,211	1,431,722
Total Health Care Equipment & Supplies		15,366,203

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Health Care Providers & Services — 2.3%
Air Methods Corp.[a,b]	14,958	$627,189
AMN Healthcare Services, Inc.[b]	30,140	935,847
Brookdale Senior Living, Inc.[b]	16,504	304,664
Capital Senior Living Corp.[a,b]	11,034	230,169
Quest Diagnostics, Inc.[a]	23,063	1,640,702
The Ensign Group, Inc.[a]	40,360	913,347
VCA, Inc.[b]	1,779	97,845
Total Health Care Providers & Services		4,749,763
Health Care Technology — 0.9%
Cerner Corp.[a,b]	28,493	1,714,424
IMS Health Holdings, Inc.[b]	11,138	283,685
Total Health Care Technology		1,998,109
Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill, Inc.[b]	321	154,032
Del Taco Restaurants, Inc.[b]	21,226	226,057
Evolution Gaming (Acquired 9/1/2015 through 9/18/2015, Cost $348,230)[b,d]	13,120	474,444
Habit Restaurants, Inc.[b]	11,681	269,364
Scientific Games Corp.[b]	18,354	164,635
Unibet Group PLC	14,150	1,442,809
Whistler Blackcomb Holdings, Inc.	27,767	500,677
Total Hotels, Restaurants & Leisure		3,232,018
Household Durables — 0.0%
Installed Building Products, Inc.[a,b]	1,597	39,653
Independent Power and Renewable Electricity Producers — 0.2%
TerraForm Power, Inc.[a]	39,881	501,703
Insurance — 0.6%
American International Group, Inc.	19,426	1,203,829
Internet & Catalog Retail — 1.2%
Amazon.com, Inc.[b]	1,651	1,115,894
Cnova NVb	1,040	0
Jd.com, Inc. — ADR[a,b]	25,898	835,599
Shutterfly, Inc.[a,b]	7,116	317,089
TripAdvisor, Inc.[a,b]	3,086	263,082
Total Internet & Catalog Retail		2,531,664
Internet Software & Services — 5.1%
Akamai Technologies, Inc.[a,b]	59,337	3,122,906
Alibaba Group Holding Ltd. — ADR[b]	12,183	990,112
Alphabet, Inc.[a,b]	1,220	949,172
comScore, Inc.[b]	1,641	67,527
Envestnet, Inc.[b]	919	27,432
Facebook, Inc.[a,b]	11,423	1,195,531
IAC/InterActiveCorp.	15,151	909,818
New Relic, Inc.[a,b]	29,646	1,080,004
SMS Co. Ltd.	23,120	485,389
VeriSign, Inc.[b]	13,791	1,204,782
Xing AG	2,397	442,336
Yandex NVb	12,536	197,066
Yelp, Inc.[b]	3,979	114,595
Total Internet Software & Services		10,786,670

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
IT Services — 2.6%
Booz Allen Hamilton Holding Corp.[a]	18,664	$575,784
Cancom SE	29,560	1,396,261
Computer Sciences Corp.	11,614	379,546
First Data Corp.[b]	9,221	147,720
InterXion Holding NVa,b	49,066	1,479,340
Mantech International Corp.[a]	6,424	194,262
Science Applications International Corp.	27,501	1,258,996
Total IT Services		5,431,909
Leisure Products — 0.1%
Nautilus, Inc.[b]	17,077	285,527
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.[a]	37,500	1,567,875
Qiagen NVa,b	47,358	1,309,449
Total Life Sciences Tools & Services		2,877,324
Machinery — 0.3%
Astec Industries, Inc.	2,062	83,923
S&T Motiv Co. Ltd.[b]	7,050	514,163
Total Machinery		598,086
Media — 2.5%
Altice NVb	20,946	300,939
AMC Entertainment Holdings, Inc.[a]	36,784	882,816
DISH Network Corp.[a,b]	10,661	609,596
Hemisphere Media Group, Inc.[a,b]	28,698	423,295
National CineMedia, Inc.[a]	12,960	203,602
Nexstar Broadcasting Group, Inc.[a]	32,069	1,882,450
Numericable SFR	8,059	292,769
Rentrak Corp.[b]	12,269	583,146
Total Media		5,178,613
Metals & Mining — 0.1%
Constellium NVb	28,707	221,044
Multiline Retail — 0.6%
Nordstrom, Inc.	4,748	236,498
Ryohin Keikaku Co. Ltd.	5,090	1,030,783
Total Multiline Retail		1,267,281
Oil, Gas & Consumable Fuels — 5.8%
Green Plains Partners LPa	173,992	2,827,370
Green Plains Renewable Energy, Inc.[a]	93,685	2,145,387
Parex Resources, Inc.[b]	58,880	432,334
Scorpio Tankers, Inc.[a]	443,634	3,557,945
Teekay Tankers Ltd.[a]	482,397	3,318,891
Total Oil, Gas & Consumable Fuels		12,281,927
Pharmaceuticals — 7.3%
Bristol-Myers Squibb Co.[a]	21,603	1,486,070
Depomed, Inc.[a,b]	70,380	1,275,990
Endo International PLC[a,b]	33,580	2,055,768
H. Lundbeck A/S	31,860	1,087,869
Impax Laboratories, Inc.[a,b]	38,808	1,659,430
Perrigo Co. PLC	8,630	1,248,761

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Pharmaceuticals — 7.3% (continued)
Relypsa, Inc.[b]	33,780	$957,325
Shire PLC — ADR[a]	12,111	2,482,755
Taro Pharmaceutical Industries Ltd.[a,b]	7,680	1,186,944
Zoetis, Inc.[a]	42,823	2,052,078
Total Pharmaceuticals		15,492,990
Professional Services — 0.1%
Navigant Consulting, Inc.[b]	15,019	241,205
Real Estate Investment Trusts (REITs) — 1.0%
FelCor Lodging Trust, Inc.[a]	29,468	215,116
Geo Group, Inc.[a]	8,783	253,917
Hannon Armstrong Sustainable Infrastructure Capital, Inc.[a]	89,830	1,699,584
Total Real Estate Investment Trusts (REITs)		2,168,617
Road & Rail — 2.3%
AMERCO[a]	7,380	2,874,510
Hertz Global Holdings, Inc.[a,b]	139,890	1,990,635
Total Road & Rail		4,865,145
Semiconductors & Semiconductor Equipment — 7.6%
Applied Materials, Inc.	17,171	320,582
Avago Technologies Ltd.	7,986	1,159,168
Cavium, Inc.[b]	2,756	181,097
Cypress Semiconductor Corp.[a]	111,841	1,097,160
Ferrotec Corp.	45,220	536,292
First Solar, Inc.[a,b]	35,932	2,371,153
Himax Technologies, Inc. — ADR	187,866	1,540,501
Inphi Corp.[b]	4,174	112,781
Integrated Device Technology, Inc.[a,b]	37,557	989,627
Intersil Corp.[a]	6,687	85,326
Ma Com Technology Solutions Holdings, Inc.[a,b]	23,526	961,978
Mellanox Technologies Ltd.[b]	12,545	528,646
NVIDIA Corp.[a]	24,633	811,904
Silicon Motion Technology Corp. — ADR[a]	37,680	1,181,645
Skyworks Solutions, Inc.	2,631	202,140
SunEdison Semiconductor Ltd.[a,b]	45,346	355,513
SunPower Corp.[a,b]	101,871	3,057,149
U-Blox AG	2,040	434,192
Total Semiconductors & Semiconductor Equipment		15,926,854
Software — 8.9%
ACI Worldwide, Inc.[b]	11,014	235,700
Autodesk, Inc.[a,b]	13,350	813,415
Aveva Group	1,572	37,364
Cadence Design System, Inc.[a,b]	53,284	1,108,840
Callidus Software, Inc.[a,b]	20,942	388,893
CDK Global, Inc.[a]	51,446	2,442,142
Check Point Software Technologies Ltd.[b]	3,203	260,660
Ellie Mae, Inc.[a,b]	9,360	563,753
Gigamon, Inc.[b]	9,915	263,442
Infoblox, Inc.[b]	4,975	91,490
Microsoft Corp.	53,143	2,948,374
Mobileye NVb	7,360	311,181
Monotype Imaging Holdings, Inc.	59,346	1,402,939

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Shares	Value
Software — 8.9% (continued)
Salesforce.com, Inc.[a,b]	9,950	$780,080
ServiceNow, Inc.[a,b]	12,910	1,117,490
Tableau Software, Inc.[a,b]	34,984	3,296,192
Take-Two Interactive Software, Inc.[b]	10,047	350,037
Ubisoft Entertainment[b]	30,100	871,132
Workday, Inc.[a,b]	13,965	1,112,731
Zendesk, Inc.[b]	3,537	93,518
Zynga, Inc.[a,b]	75,120	201,322
Total Software		18,690,695
Specialty Retail — 0.6%
Foot Locker, Inc.[a]	5,258	342,243
Genesco, Inc.[b]	1,499	85,188
MarineMax, Inc.[a,b]	33,262	612,686
Urban Outfitters, Inc.[b]	9,179	208,823
Total Specialty Retail		1,248,940
Technology Hardware, Storage & Peripherals — 1.8%
Apple, Inc.[a]	23,255	2,447,821
Hitachi Maxell Ltd.	27,640	490,906
Immersion Corp.[a,b]	20,130	234,716
Mirae Technology[b]	28,702	341,472
Seagate Technology PLC	6,123	224,469
Total Technology Hardware, Storage & Peripherals		3,739,384
Thrifts & Mortgage Finance — 0.3%
BofI Holding, Inc.[b]	14,114	297,099
LendingTree, Inc.[b]	2,960	264,269
Total Thrifts & Mortgage Finance		561,368
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc.[a,b]	4,814	198,240
Total Common Stocks (Cost $164,608,484)		180,807,372
Rights — 0.0%
Furiex Pharmaceuticals Inc.[b,e]	17,484	0
Total Rights (Cost $0)		0
	Contracts
Purchased Options[b] — 0.3%
Call Options — 0.1%
Alphabet, Inc.
Expiration: January 2016, Exercise Price: $755.00	66	190,080
Amazon.com, Inc.
Expiration: January 2016, Exercise Price: $660.00	16	39,696
Expiration: January 2016, Exercise Price: $700.00	39	16,497
Apple, Inc.
Expiration: January 2016, Exercise Price: $150.00	125	125
Constellium NV
Expiration: February 2016, Exercise Price: $11.00	177	3,540

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Contracts	Value
Call Options — 0.1% (continued)
NVIDIA Corp.
Expiration: January 2016, Exercise Price: $33.00	177	$16,992
PowerShares QQQ Trust Series 1
Expiration: January 2016, Exercise Price: $109.00	2	850
SPDR S&P Oil & Gas Exploration & Production ETF
Expiration: January 2016, Exercise Price: $31.00	427	32,452
Tableau Software, Inc.
Expiration: January 2016, Exercise Price: $90.00	21	12,726
Total Call Options		312,958
Put Options — 0.2%
Cheniere Energy, Inc.
Expiration: March 2016, Exercise Price: $40.00	331	172,120
Flowers Foods, Inc.
Expiration: July 2016, Exercise Price: $20.00	883	123,620
Mobileye NV
Expiration: January 2016, Exercise Price: $40.00	20	1,900
PowerShares QQQ Trust Series 1
Expiration: January 2016, Exercise Price: $110.00	39	3,627
SPDR S&P 500 ETF Trust
Expiration: January 2016, Exercise Price: $206.00	39	13,767
Total Put Options		315,034
Total Purchased Options (Cost $608,163)		627,992
	Shares
Money Market Funds — 13.5%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class
0.29%[a,c]	28,360,980	28,360,980
Total Money Market Funds (Cost $28,360,980)		28,360,980
Total Investments (Cost $193,577,627) — 99.5%		209,796,344
Other Assets in Excess of Liabilities — 0.5%		1,061,797
Total Net Assets — 100.0%		$210,858,141

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

a  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $107,213,597.

b  Non-income producing.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2015.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $474,474 which represents 0.2% of total net assets.

e  Security classified as Level 3 as determined in good faith pursuant to procedures adopted by the Board of Trustees — Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). At December 31, 2015, the value of these securities total $0 which represents 0.0% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015

	Shares	Value
COMMON STOCKS — 35.0%
Aerospace & Defense — 0.3%
Engility Holdings, Inc.	16,937	$550,114
Air Freight & Logistics — 0.5%
Atlas Air Worldwide Holdings, Inc.	24,131	997,576
Auto Components — 0.3%
BorgWarner, Inc.	13,747	594,283
Automobiles — 0.7%
Tesla Motors, Inc.	6,044	1,450,620
Beverages — 0.2%
Coca-Cola Co.	8,018	344,453
Biotechnology — 1.7%
Amgen, Inc.	3,286	533,417
Bavarian Nordic	5,500	284,161
Flexion Therapeutics, Inc.	16,440	316,799
Gilead Sciences, Inc.	7,144	722,901
Insys Therapeutics, Inc.	9,797	280,488
PTC Therapeutics, Inc.	5,130	166,212
Puma Biotechnology, Inc.	5,610	439,824
Regeneron Pharmaceuticals, Inc.	1,205	654,158
Xbiotech, Inc.	11,750	127,723
Total Biotechnology		3,525,683
Building Products — 0.4%
AO Smith Corp.	1,604	122,882
CaesarStone Sdot-Yam Ltd.	2,870	124,386
Continental Building Products, Inc.	12,511	218,442
Universal Forest Products, Inc.	4,668	319,151
Total Building Products		784,861
Chemicals — 0.9%
Agrium, Inc.	21,491	1,920,006
Commercial Services & Supplies — 0.3%
Stericycle, Inc.	5,179	624,587
Communications Equipment — 0.2%
F5 Networks, Inc.	4,688	454,548
Construction & Engineering — 0.2%
ACS Actividades Co.	8,350	244,302
Comfort Systems USA, Inc.	8,286	235,488
Total Construction & Engineering		479,790
Diversified Consumer Services — 0.4%
2U, Inc.	9,590	268,328
Service Corp. International	20,712	538,926
Total Diversified Consumer Services		807,254
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	27,912	1,290,093
Electrical Equipment — 0.4%
Ametek, Inc.	14,580	781,342

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Electronic Equipment, Instruments & Components — 0.3%
Arrow Electronics, Inc.	3,661	$198,353
Avnet, Inc.	10,413	446,093
Zebra Technologies Corp.	1,441	100,366
Total Electronic Equipment, Instruments & Components		744,812
Energy Equipment & Services — 0.3%
CARBO Ceramics, Inc.	12,330	212,076
US Silica Holdings, Inc.	22,490	421,238
Total Energy Equipment & Services		633,314
Food & Staples Retailing — 2.3%
CVS Health Corp.	11,156	1,090,722
Metcash Ltd.	297,140	346,927
Metro AG	12,040	383,564
Sysco Corp.	41,510	1,701,910
Walgreens Boots Alliance, Inc.	11,462	976,047
Woolworths Ltd.	23,120	410,206
Total Food & Staples Retailing		4,909,376
Food Products — 1.1%
Cal-Maine Foods, Inc.	7,317	339,070
Flowers Foods, Inc.	84,049	1,806,213
Lancaster Colony Corp.	2,187	252,511
Total Food Products		2,397,794
Health Care Equipment & Supplies — 2.6%
Align Technology, Inc.	9,017	593,770
Becton Dickinson and Co.	5,580	859,822
Conmed Corp.	5,287	232,892
DexCom, Inc.	7,002	573,464
Elekta AB	89,909	763,944
GN Store Nord AS	15,500	281,301
Medtronic PLC	11,289	868,350
Meridian Bioscience, Inc.	20,310	416,761
Zimmer Biomet Holdings, Inc.	7,765	796,611
Total Health Care Equipment & Supplies		5,386,915
Health Care Providers & Services — 1.6%
Anthem, Inc.	4,429	617,580
Cardinal Health, Inc.	9,053	808,161
HCA Holdings, Inc.	10,388	702,540
McKesson Corp.	3,212	633,503
Universal Health Services, Inc.	5,661	676,433
Total Health Care Providers & Services		3,438,217
Hotels, Restaurants & Leisure — 0.7%
BJ's Restaurants, Inc.	11,421	496,471
Buffalo Wild Wings, Inc.	1,153	184,076
Chuy's Holdings, Inc.	7,975	249,937
McDonald's Holding Co. Japan Ltd.	19,020	413,619
Red Robin Gourmet Burgers, Inc.	1,665	102,797
Total Hotels, Restaurants & Leisure		1,446,900
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Household Durables — 0.1%
Installed Building Products, Inc.	11,190	$277,848
Industrial Conglomerates — 0.4%
Danaher Corp.	9,884	918,026
Internet & Catalog Retail — 0.1%
Wayfair, Inc.	5,510	262,386
Internet Software & Services — 0.7%
Criteo SA — ADR	9,886	391,486
VeriSign, Inc.	13,376	1,168,527
Total Internet Software & Services		1,560,013
IT Services — 1.1%
CACI International, Inc.	2,873	266,557
CSRA, Inc.	1,534	46,020
Euronet Worldwide, Inc.	1,425	103,213
International Business Machines Corp.	9,888	1,360,786
NeuStar, Inc.	14,330	343,490
Wirecard AG	5,130	256,425
Total IT Services		2,376,491
Life Sciences Tools & Services — 0.5%
Accelerate Diagnostics, Inc.	13,320	286,247
Genfit SA	6,184	217,706
Quintiles Transnational Holdings, Inc.	8,396	576,469
Total Life Sciences Tools & Services		1,080,422
Machinery — 3.0%
American Railcar Industries, Inc.	17,160	794,165
Caterpillar, Inc.	12,419	843,995
Cummins, Inc.	8,297	730,219
Deere & Co.	22,994	1,753,753
GEA Group AG	5,950	240,386
Hillenbrand, Inc.	4,589	135,972
Kubota Corp.	39,200	605,587
Parker Hannifin Corp.	6,550	635,219
Tennant Co.	1,839	103,462
Toro Co.	3,713	271,309
WABCO Holdings, Inc.	3,035	310,359
Total Machinery		6,424,426
Media — 0.6%
Discovery Communications, Inc.	6,385	170,352
JCDecaux SA	9,722	372,693
Omnicom Group, Inc.	2,304	174,321
The New York Times Co.	14,459	194,040
Twenty-First Century Fox, Inc.	14,245	386,894
Total Media		1,298,300
Oil, Gas & Consumable Fuels — 1.1%
Continental Resources, Inc.	7,410	170,282
Exxon Mobil Corp.	22,136	1,725,501
Genesis Energy LP	13,610	500,031
Total Oil, Gas & Consumable Fuels		2,395,814

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Personal Products — 0.3%
Edgewell Personal Care Co.	6,482	$507,994
Nu Skin Enterprises, Inc.	6,175	233,971
Total Personal Products		741,965
Pharmaceuticals — 3.1%
GlaxoSmithKline PLC — ADR	16,923	682,843
Johnson & Johnson	10,217	1,049,490
Mallinckrodt PLC	8,566	639,281
Merck & Co., Inc.	12,992	686,238
Novartis AG — ADR	8,306	714,648
Pfizer, Inc.	27,148	876,337
Revance Therapeutics, Inc.	9,210	314,614
Sanofi — ADR	19,182	818,112
Valeant Pharmaceuticals International, Inc.	6,823	693,558
Total Pharmaceuticals		6,475,121
Professional Services — 0.3%
Nielsen Holdings PLC	11,488	535,341
Real Estate Investment Trusts (REITs) — 0.1%
CoreSite Realty Corp.	4,178	236,976
Road & Rail — 0.1%
Ryder System, Inc.	4,418	251,075
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc.	64,910	186,292
ARM Holdings PLC — ADR	25,436	1,150,725
Cree, Inc.	47,817	1,275,279
Cypress Semiconductor Corp.	14,289	140,175
OmniVision Technologies, Inc.	28,963	840,506
Texas Instruments, Inc.	24,533	1,344,654
Total Semiconductors & Semiconductor Equipment		4,937,631
Software — 1.4%
Mobileye NV	44,448	1,879,262
Oracle Corp.	10,623	388,058
Red Hat, Inc.	4,706	389,704
Tyler Technologies, Inc.	1,335	232,717
Total Software		2,889,741
Specialty Retail — 1.0%
AutoNation, Inc.	13,036	777,728
Best Buy Co., Inc.	2,773	84,438
Chico's FAS, Inc.	21,241	226,641
GNC Holdings, Inc.	11,710	363,244
Hibbett Sports, Inc.	8,289	250,659
Monro Muffler Brake, Inc.	770	50,989
Ross Stores, Inc.	527	28,358
Tractor Supply Co.	3,627	310,109
Total Specialty Retail		2,092,166
Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc.	7,555	795,239
Western Digital Corp.	6,476	388,884
Total Technology Hardware, Storage & Peripherals		1,184,123

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Shares	Value
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd.	3,841	$170,003
Under Armour, Inc. — Class A	2,363	190,481
Total Textiles, Apparel & Luxury Goods		360,484
Thrifts & Mortgage Finance — 0.2%
Home Capital Group, Inc.	16,900	328,791
Trading Companies & Distributors — 1.6%
GATX Corp.	28,979	1,233,056
Marubeni Corp.	122,840	631,532
MRC Global, Inc.	18,813	242,688
MSC Industrial Direct Co., Inc.	2,692	151,479
Toromont Industries Ltd.	20,660	471,073
WW Grainger, Inc.	3,259	660,241
Total Trading Companies & Distributors		3,390,069
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc.	10,211	352,149
Total Common Stocks (Proceeds $77,170,708)		73,931,896
Exchange Traded Funds — 8.5%
Consumer Discretionary Select Sector SPDR Fund	24,917	1,947,263
Direxion Daily Semiconductor Bear 3X Shares	2,080	83,554
iPATH S&P 500 VIX Short-Term Futures ETN	7,581	152,681
iShares MSCI Australia ETF	27,662	524,471
iShares MSCI India	16,610	457,439
iShares Russell 2000 ETF	32,962	3,708,555
iShares Russell 2000 Growth ETF	7,897	1,100,921
Powershares QQQ Trust Series 1	30,267	3,385,667
ProShares UltraPro Short Russell 2000	5,630	165,072
SPDR S&P 500 ETF Trust	30,242	6,166,041
SPDR S&P Homebuilders ETF	2,055	70,240
VelocityShares 3x Inverse Natural Gas ETN	10,210	127,829
Total Exchange Traded Funds (Proceeds $18,273,950)		17,889,733
Closed End Funds — 0.2%
American Capital Ltd.	30,070	414,665
Total Closed End Funds (Proceeds $413,318)		414,665
Total Securities Sold Short (Proceeds $95,857,976) — 43.7%		$92,236,294

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SCHEDULE OF OPTIONS WRITTEN

December 31, 2015

	Contracts	Value
Call Options
Alphabet, Inc.
Expiration: January 2016, Exercise Price: $810.00	66	$14,652
Amazon.com, Inc.
Expiration: January 2016, Exercise Price: $710.00	8	1,952
Expiration: January 2016, Exercise Price: $715.00	4	700
Apple, Inc.
Expiration: January 2016, Exercise Price: $180.00	125	63
PowerShares QQQ Trust Series 1
Expiration: January 2016, Exercise Price: $114.00	460	28,520
Total Call Options		45,887
Put Options
Akamai Technologies, Inc.
Expiration: January 2016, Exercise Price: $55.00	20	4,760
Alphabet, Inc.
Expiration: January 2016, Exercise Price: $680.00	38	1,064
Amazon.com, Inc.
Expiration: January 2016, Exercise Price: $610.00	8	760
Expiration: January 2016, Exercise Price: $655.00	19	11,077
Apple, Inc.
Expiration: January 2016, Exercise Price: $105.00	44	8,272
PowerShares QQQ Trust Series 1
Expiration: January 2016, Exercise Price: $106.00	77	2,464
SPDR S&P 500 ETF Trust
Expiration: January 2016, Exercise Price: $203.00	77	17,017
Tableau Software, Inc.
Expiration: January 2016, Exercise Price: $80.00	21	315
Total Put Options		45,729
Total Options Written (Premiums received $216,791) — 0.0%		$91,616

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
LONG/SHORT EQUITY

SWAP CONTRACTS

December 31, 2015

Counterparty	Reference Entity	Pay/Receive Total Return on Reference Entity	Termination Dates	Financing Rate	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Total Return Swap Contracts
BNP Paribas SA	Aerospace Industrial	Receive	6/1/2016	0.990%	$348,725	$10,520
BNP Paribas SA	Ashtead Group PLC	Receive	1/3/2017 - 2/1/2017	1.150%	2,522,902	55,544
BNP Paribas SA	Eclat Textile Company Ltd.	Receive	9/1/2016 - 10/3/2016	0.990%	520,518	172,056
BNP Paribas SA	Eicher Motors Ltd.	Receive	2/1/2016 - 3/1/2016	0.990%	454,393	26,813
BNP Paribas SA	King Slide Works Co. Ltd.	Receive	8/1/2016 - 10/3/2016	0.990%	917,666	153,683
BNP Paribas SA	Taiwan Paiho Ltd.	Receive	3/1/2016 - 2/2/2017	0.990%	1,018,464	315,772
BNP Paribas SA	Tung Thih Electronic Co Ltd.	Receive	9/1/2016 - 10/3/2016	0.990%	967,155	461,496
BNP Paribas SA	Vectura Group PLC	Receive	5/3/2016 - 8/1/2016	1.250%	1,179,371	185,135
BNP Paribas SA	Veolia Environnement	Receive	3/1/2017	0.450%	118,630	(2,506)
BNP Paribas SA	Veolia Environnement	Receive	3/1/2017	0.440%	166,081	(3,588)
BNP Paribas SA	Voltronic Power Technology	Receive	12/1/2016 - 2/2/2017	0.990%	1,023,332	147,241
Total Long Total Return Swap Contracts — 0.7%						$1,522,166
Short Total Return Swap Contracts
BNP Paribas SA	BTG PLC	Pay	6/1/2016 - 12/1/2016	0.100%	$459,530	$59,608
BNP Paribas SA	Carillion PLC	Pay	10/3/2016 - 11/1/2016	-3.000%	552,698	73,675
BNP Paribas SA	Carillion PLC	Pay	12/1/2016	-5.500%	90,218	12,539
BNP Paribas SA	Carillion PLC	Pay	2/1/2017	-4.490%	38,186	3,426
BNP Paribas SA	Casino Guichard Perrachon	Pay	2/1/2017	-2.200%	459,409	4,924
BNP Paribas SA	Casino Guichard Perrachon	Pay	2/1/2017	-0.800%	181,191	1,533
BNP Paribas SA	Circassia Pharmaceuticals	Pay	2/1/2016 - 8/1/2016	-1.000%	371,386	(15,204)
BNP Paribas SA	Circassia Pharmaceuticals	Pay	12/1/2016	-2.000%	69,406	5,535
BNP Paribas SA	Metcash Ltd.	Pay	6/1/2016	0.050%	134,969	(15,096)
BNP Paribas SA	Metcash Ltd.	Pay	12/1/2016	-0.450%	134,969	(15,097)
BNP Paribas SA	Ocado Group PLC	Pay	5/3/2016 - 1/3/2017	0.100%	823,801	304,047
BNP Paribas SA	Ocado Group PLC	Pay	2/1/2017	0.110%	80,920	8,294
BNP Paribas SA	Ocado Group PLC	Pay	3/1/2017	-0.240%	55,847	4,693
BNP Paribas SA	Tesco PLC	Pay	2/1/2016 - 6/1/2016	0.100%	120,411	59,644
BNP Paribas SA	Weir Group PLC	Pay	4/1/2016 - 12/1/2016	0.100%	98,269	71,198
BNP Paribas SA	Woolworths Ltd.	Pay	7/2/2018	1.550%	3,016	688
Morgan Stanley	MSBNCHAL Index[1]	Pay	12/1/2016	0.200%[2]	1,556,362	23,500
Total Short Total Return Swap Contracts — 0.3%						$587,907

1  The Index is comprised of a basket of 12 domestic equities.

2  Floating rate. Financing rate is Federal Funds Rate.

The accompanying notes are an integral part of these financial statements.

Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts
Purchased Options	Investments	$627,992

			Written option contracts, at fair value	$91,616
	Unrealized gain on		Unrealized loss on
Swap Contracts	swap contracts	2,161,564	swap contracts	51,491
Total		$2,789,556		$143,107

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments in Unaffiliated Issuers)	$(3,573,349)
Written Options	1,311,325
Swap Contracts	195,632
Total Realized Loss on Derivatives	$(2,066,392)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$523,242
Written Options	(1,372)
Swap Contracts	1,632,390
Total Equity Contracts	$2,154,260

The average quarterly fair value of purchased and written options during the year ended December 31, 2015 were as follows:

Purchased options	$468,285
Written options	$138,351

The average quarterly notional amounts of swaps during the year ended December 31, 2015 were as follows:

Swaps	$4,298,465

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2015:

Description	Level 1		Level 2		Level 3	Total
Common Stocks	$165,911,715	(1)	$14,895,657	(2)	$—	$180,807,372
Rights	—		—		—	—
Purchased Options	434,372		193,620		—	627,992
Money Market Funds	28,360,980		—		—	28,360,980
Total Long Investments in Securities	$194,707,067		$15,089,277		$—	$209,796,344
Securities Sold Short:
Common Stocks	$68,479,543	(1)	$5,452,353	(2)	$—	$73,931,896
Exchange Traded Funds	17,889,733		—		—	17,889,733
Closed End Funds	414,665		—		—	414,665
Total Securities Sold Short	$86,783,941		$5,452,353		$—	$92,236,294
Written Options	$91,238		$378		$—	$91,616
Other Financial Instruments(3)
Total Return Swap Long Contracts	$—		$1,522,166		$—	$1,522,166
Total Return Swap Short Contracts	—		587,907		—	587,907
Total Other Financial Instruments	$—		$2,110,073		$—	$2,110,073

Below are the transfers into or out of Levels 1 and 2 during the year ended December 31, 2015:

	Long Securities	Securities Sold Short
Transfers into Level 1	$—	$—
Transfers out of Level 1	1,442,809	763,944
Net Transfers in and/(out) of Level 1	$(1,442,809)	$(763,944)
Transfers into Level 2	1,442,809	$763,944
Transfers out of Level 2	—	—
Net Transfers in and/(out) of Level 2	$1,442,809	$763,944

(1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1

The accompanying notes are an integral part of these financial statements.

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack of trading volume on December 31, 2015. See Note 2 in the Notes to Financial Statements.

Transfers between levels are recognized at the end of the reporting period.

(2)  The Common Stocks Level 2 balance consists of the value of the associated Level 2 investments in the following industries:

	Long Securities	Securities Sold Short
Auto Components	$1,351,605	$—
Biotechnology	—	284,161
Construction & Engineering	—	244,302
Diversified Financial Services	1,458,165	—
Diversified Telecommunication Services	1,810,951	—
Electrical Equipment	30	—
Food & Staples Retailing	—	1,140,697
Health Care Equipment & Supplies	437,258	1,045,245
Hotels Restaurants & Leisure	1,917,253	413,619
Internet Software & Services	927,725	—
IT Services	1,396,261	256,425
Life Sciences Tools & Services	—	217,706
Machinery	514,163	845,973
Media	593,708	372,693
Multiline Retail	1,030,783	—
Pharmaceuticals	1,087,869	—
Semiconductors & Semiconductor Equipment	970,484	—
Trading Companies & Distributors	—	631,532
Software	908,496	—
Technology Hardware, Storage & Peripherals	490,906	—
	$14,895,657	$5,452,353

(3)  Includes cumulative appreciation/depreciation on swap contracts as reported in the Swap Contracts schedule.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2015:

Assets:

	Gross	Gross Amounts Offset in the	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Statement Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Total Return Swap Contracts	$2,161,564	$—	$2,161,564	$(51,491)	$—	$2,110,073
	$2,161,564	$—	$2,161,564	$(51,491)	$—	$2,110,073

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$91,616	$—	$91,616	$—	$(91,616)	$—
Total Return Swap Contracts	51,491	—	51,491	(51,491)	—	—
	$143,107	$—	$143,107	$(51,491)	$(91,616)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES

SCHEDULE OF INVESTMENTS

December 31, 2015
(Consolidated)

	Shares	Value
Money Market Funds — 68.8%
Fidelity Institutional Money Market Portfolio — Institutional Class 0.28%[a,b]	8,999,714	$8,999,714
First American Prime Obligations Fund — Class Z 0.21%[a,b]	7,819,552	7,819,552
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class 0.29%[a,b]	9,996,705	9,996,705
Total Money Market Funds (Cost $26,815,971)		26,815,971
Other Short-Term Investment Vehicle — 6.5%
Smith Breeden Institutional Short Duration Portfolio[c]	2,500,000	2,543,015
Total Other Short-Term Investment Vehicle (Cost $2,500,000)		2,543,015
Total Investments (Cost $29,315,971) — 75.3%		29,358,986
Other Assets in Excess of Liabilities — 24.7%		9,644,673
Total Net Assets — 100.0%		$39,003,659

Percentages are stated as a percent of net assets.

a  Variable Rate Security. The rate shown represents the rate at December 31, 2015.

b  All or a portion of the shares have been committed as collateral for swaps.

c  Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The value of these securities total $2,543,015, which represents 6.5% of total net assets.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
MANAGED FUTURES STRATEGIES

SWAP CONTRACTS

December 31, 2015
(Consolidated)

Long Total Return Swap Contracts

Counterparty	Reference Entity	Termination Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Newedge UK Financial Ltd.	Centurion Short Term Index[a]	Indefinite	$9,750,000	$(302,669)
Newedge UK Financial Ltd.	Revolution Alpha Program Index[a]	Indefinite	15,500,000	1,517,105
Newedge UK Financial Ltd.	ROW Diversified Index[a,b]	Indefinite	14,925,000	(539,036)
Total Long Total Return Swap Contracts — (1.7%)				$675,400

a  Security fair valued in good faith pursuant to policies adopted by the Portfolio's Board of Trustees. The net unrealized appreciation of these securities total $675,400, which represents 1.7% of total net assets.

b  The Index is comprised of a basket of forward contracts, stock index futures contracts, interest rate futures contracts, and other commodity futures.

The accompanying notes are an integral part of these financial statements.

The average quarterly notional amount of swaps during the year ended December 31, 2015 were as follows:

Swaps	$49,087,500

See the Statements of Operations for realized gain on swap contracts and change in unrealized depreciation on swap contracts.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2015:

Description	Level 1	Level 2		Level 3	Total
Money Market Funds	$26,815,971	$—		$—	$26,815,971
Other Short-Term Investment Vehicle	—	2,543,015		—	2,543,015
Total Investments in Securities	$26,815,971	$2,543,015		$—	$29,358,986
Long Total Return Swap Contracts	$—	$675,400	*	$—	$675,400
Total Other Financial Instruments	$—	$675,400		$—	$675,400

*  Includes unrealized appreciation/depreciation on swaps contracts as reported in the Swap Contracts schedule.

There were no transfers into or out of Level 1, Level 2, or Level 3 during the period.

Transfers between levels are recognized at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2015:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral (Received) Pledged	Net Amount
Description
Total Return Swap Contracts	$1,517,105	$—	$1,517,105	$(841,705)	$—	$675,400
	$1,517,105	$—	$1,517,105	$(841,705)	$—	$675,400

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Total Return Swap Contracts	$841,705	$—	$841,705	$(841,705)	$—	$—
	$841,705	$—	$841,705	$(841,705)	$—	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015

	Shares	Value
Common Stocks — 5.2%
Beverages — 0.1%
Marie Brizard Wine & Spirits SAa	5,269	$115,629
Building Products — 0.0%
Dayton Superior Corp. (Acquired 12/23/2009, Cost $0)[a,e,g]	2,804	0
Euramax Holdings, Inc.[a,g]	137	0
Total Building Products		0
Diversified Telecommunication Services — 0.1%
Globalstar, Inc.[a]	118,285	170,330
Food Products — 0.0%
Denmark Topco Ltd.[a,g]	1,601,454	0
Independent Power and Renewable Electricity Producers — 0.1%
TerraForm Power, Inc.	13,166	165,628
Insurance — 0.0%
Syncora Holdings Ltd.[a]	106,447	31,934
Machinery — 0.2%
EnPro Industries, Inc.	9,343	409,597
Media — 2.9%
Altice NVa	18,760	269,532
DISH Network Corp.[a]	11,793	674,324
EW Scripps Co.	22,222	422,218
Gray Television, Inc.[a]	74,703	1,217,659
Loral Space & Communications, Inc.[a,b]	24,676	1,004,560
Nexstar Broadcasting Group, Inc.	8,348	490,028
Sinclair Broadcast Group, Inc.	7,080	230,383
Tribune Media Co.	31,326	1,059,132
Total Media		5,367,836
Oil, Gas & Consumable Fuels — 0.0%
Sprott Resource Corp.[a]	301	102
Transportation Infrastructure — 1.8%
Dura Automotive Systems, Inc. (Acquired 06/25/2008 through 06/25/2009, Cost $2,328,446)[a,e,g]	9,420	1,606,806
Macquarie Infrastructure Corp.[b]	21,867	1,587,545
Total Transportation Infrastructure		3,194,351
Total Common Stocks (Cost $9,578,258)		9,455,407
Preferred Stocks — 0.1%
Building Products — 0.1%
Dayton Superior Corp. Preferred Units, 0.000% (Acquired 12/23/2009, Cost $454,916)[a,e,g]	3,115	124,834
Total Preferred Stocks (Cost $454,916)		124,834
	Principal Amount
Asset Backed Securities — 2.2%
Air Canada Pass Through Trust
Series 2013-1, Class B, 5.375%, 11/15/2022 (Acquired 04/24/2013, Cost $567,054)[d]	$567,054	571,307
American Homes 4 Rent Trust
Series 2014-SFR1, Class F, 3.601%, 06/17/2031 (Acquired 08/04/2014, Cost $481,250)[c,e]	500,000	476,470
American Residential Property Trust
Series 2014-SFR1, Class E, 4.271%, 09/18/2031 (Acquired 08/15/2014, Cost $787,891)[c,d]	800,000	789,709

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Asset Backed Securities — 2.2% (continued)
Hawaiian Airlines Pass Through Certificates
Series 2013-1, Class B, 4.950%, 07/15/2023	$687,398	$670,213
Indymac Manufactured Housing Contract
Series 1998-2, Class A4, 6.640%, 12/25/2027	21,211	21,578
Invitation Homes Trust
Series 2013-SFR1, Class E, 2.900%, 12/19/2030 (Acquired 08/12/2014, Cost $478,971)[c,d]	500,000	473,101
Series 2014-SFR1, Class F, 4.101%, 06/19/2031 (Acquired 08/21/2014, Cost $970,000)[c,d]	1,000,000	960,919
Structured Asset Securities Corp.
Series 2005-WF3, Class B1, 2.922%, 07/25/2035 (Acquired 06/24/2010, Cost $59,473)[c,d]	106,817	56,560
Total Asset Backed Securities (Cost $4,052,828)		4,019,857
Mortgage Backed Securities — 37.9%
Banc of America Alternative Loan Trust
Series 2006-3, Class 2CB1, 6.000%, 04/25/2036	138,079	117,669
Banc of America Commercial Mortgage Trust
Series 2006-5, Class AJ, 5.477%, 09/10/2047	4,214,000	3,877,509
Bear Stearns Alt-A Trust
Series 2006-6, Class 31A1, 2.760%, 11/25/2036[c]	164,894	125,014
Capmark Mortgage Securities, Inc.
Series 1997-C1, Class X, 1.574%, 07/15/2029[c]	11,690,431	420,935
CD Commercial Mortgage Trust
Series 2007-CD4, Class AJ, 5.398%, 12/11/2049[c]	1,916,000	1,601,297
CD Mortgage Trust
Series 2006-CD2, Class AJ, 5.454%, 01/15/2046[c]	955,000	929,967
ChaseFlex Trust Series
Series 2007-M1, Class 2AV2, 0.652%, 08/25/2037[c]	1,695,794	1,146,092
Citigroup Commercial Mortgage Trust
Series 2014-GC25, Class D, 3.548%, 10/11/2047 (Acquired 04/13/2015, Cost $519,036)[d]	600,000	435,358
Series 2015-GC27, Class D, 4.429%, 02/12/2048 (Acquired 01/28/2015, Cost $1,839,924)[c,d]	2,000,000	1,559,049
Citigroup Mortgage Loan Trust
Series 2007-OPX1, Class A2, 0.622%, 01/25/2037[c]	2,331,676	1,359,490
COMM Mortgage Trust
Series 2014-UBS4, Class D, 4.687%, 08/12/2047 (Acquired 07/23/2014 through 05/04/2015, Cost $5,126,024)[c,d,h]	5,498,000	4,644,465
Series 2014-UBS6, Class D, 3.966%, 12/12/2047 (Acquired 11/25/2014 through 09/22/2015, Cost $1,420,534)[c,d]	1,638,000	1,283,080
Commercial Mortgage Trust
Series 2007-GG9, Class AJ, 5.505%, 03/10/2039[c]	7,349,000	6,927,773
Countrywide Alternative Loan Trust
Series 2003-19CB, Class M, 5.268%, 10/25/2033[c]	811,281	459,530
Series 2005-56, Class 1A1, 1.152%, 11/25/2035[c]	445,600	376,872
Series 2014-18CB, Class A5, 0.772%, 07/25/2036[c]	431,946	270,704
Series 2006-24CB, Class A22, 6.000%, 08/25/2036	332,881	302,923
Series 2006-31CB, Class A21, 0.922%, 11/25/2036[c]	215,383	146,036
Series 2006-39CB, Class 1A14, 1.172%, 01/25/2037[c]	171,945	128,410
Countrywide Home Loan Mortgage Pass Through Trust
Series 2004-25, Class 1A3, 1.142%, 02/25/2035[c]	395,234	333,975
Series 2005-2, Class 2A3, 0.762%, 03/25/2035[c]	225,015	182,622
Series 2005-HYB9, Class 1A1, 2.564%, 02/20/2036[c]	260,792	225,544
Series 2006-3, Class 3A1, 0.672%, 02/25/2036[c]	317,145	269,569
Credit Suisse Commercial Mortgage Trust
Series 2006-C5, Class AJ, 5.373%, 12/15/2039[h]	7,560,000	7,348,185
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C1, Class AX, 0.752%, 01/15/2037 (Acquired 05/16/2014, Cost $270,816)[c,d]	9,144,492	211,248

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Mortgage Backed Securities — 38.2% (continued)
Fannie Mae Connecticut Avenue Securities
Series 2015-C02, Class 1M2, 4.422%, 05/27/2025[c]	$145,000	$137,778
Series 2015-C04, Class 1M2, 6.122%, 04/25/2028[c]	175,000	178,281
Series 2015-C04, Class 2M2, 5.972%, 04/25/2028[c]	175,000	177,061
Series 2014-C04, Class 1M2, 5.322%, 11/25/2024[c]	535,000	545,079
Fannie Mae REMICS
Series 2011-69, Class AI, 5.000%, 05/25/2018	223,406	8,653
Series 2010-105, Class IO, 5.000%, 08/25/2020	187,728	12,425
Series 2011-124, Class IC, 3.500%, 09/25/2021	236,320	13,148
Series 2008-86, Class IO, 4.500%, 03/25/2023	43,881	2,060
Series 2010-37, Class GI, 5.000%, 04/25/2025	104,821	3,840
Series 2010-121, Class IO, 5.000%, 10/25/2025	99,760	5,573
Series 2011-88, Class WI, 3.500%, 09/25/2026	254,317	26,167
Series 2008-87, Class AS, 7.228%, 07/25/2033[c]	151,857	32,860
Series 2004-66, Class SE, 6.078%, 09/25/2034[c]	98,045	16,836
Series 2005-65, Class KI, 6.578%, 08/25/2035[c]	104,445	18,995
Series 2005-89, Class S, 6.278%, 10/25/2035[c]	465,172	80,944
Series 2007-75, Class JI, 6.123%, 08/25/2037[c]	99,922	17,109
Series 2007-85, Class SI, 6.038%, 09/25/2037[c]	137,101	19,545
Series 2012-126, Class SJ, 4.578%, 11/25/2042[c]	1,200,287	168,692
Fannie Mae Connecticut Avenue Securities
Freddie Mac REMICS
Series 3685, Pool #3685, Class EI, 5.000%, 03/15/2019	48,800	2,078
Series 3882, Class AI, 5.000%, 06/15/2026	119,975	7,954
Series 3308, Class S, 6.870%, 03/15/2032[c]	71,227	15,276
Series 2965, Class SA, 5.720%, 05/15/2032[c]	67,385	10,135
Series 3065, Class DI, 6.290%, 04/15/2035[c]	163,794	33,670
Series 3031, Class BI, 6.359%, 08/15/2035[c]	189,637	44,198
Series 3114, Class GI, 6.270%, 02/15/2036[c]	190,144	41,518
Government National Mortgage Association
Series 2011-167, Class IO, 5.000%, 12/16/2020	231,439	12,460
Series 2012-101, Class AI, 3.500%, 08/20/2027	180,621	21,348
Series 2012-103, Class IB, 3.500%, 04/20/2040	372,760	46,037
Series 2011-157, Class SG, 6.198%, 12/20/2041[c]	727,119	161,005
GS Mortgage Securities Trust
Series 2014-GC24, Class D, 4.529%, 09/12/2047 (Acquired 09/16/2015, Cost $3,414)[c,d]	4,000	3,155
GSAA Home Equity Trust
Series 2006-20, Class 2A1A, 0.472%, 01/25/2037[c]	671,846	439,616
HSI Asset Loan Obligation Trust
Series 2007-WF1, Class A2, 0.522%, 12/25/2036[c]	501,426	205,109
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class AJ, 5.502%, 06/12/2047[c]	5,000,000	4,656,615
Series 2014-C26, Class D, 3.927%, 01/17/2048 (Acquired 12/16/2014 through 03/02/2015, Cost $3,844,610)[c,d]	4,413,000	3,308,035
Series 2015-C27, Class D, 3.845%, 02/18/2048 (Acquired 03/04/2015, Cost $128,474)[c,d]	146,200	107,134
Series 2015-C31, Class D, 4.273%, 08/17/2048	500,000	371,937
Series 2015-C28, Class D, 3.740%, 10/19/2048 (Acquired 04/02/2015, Cost $610,078)[c,d]	700,000	509,608
Series 2007-CB19, Class AJ, 5.695%, 02/12/2049[c,h]	9,120,944	8,507,195
Luminent Mortgage Trust
Series 2006-2, Class A1A, 0.622%, 02/25/2046[c]	480,913	328,633
ML-CFC Commercial Mortgage Trust
Series 2007-5, Class AJ, 5.450%, 08/12/2048[c,h]	7,444,949	7,013,407
Series 2007-5, Class AJFL, 5.450%, 08/14/2048 (Acquired 06/25/2014 through 10/01/2015, Cost $1,142,936)[c,d]	1,178,959	1,110,621

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Mortgage Backed Securities — 37.9% (continued)
Series 2007-9, Class AJ, 6.193%, 09/12/2049[c]	$151,000	$150,409
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18, Class D, 3.389%, 10/15/2047 (Acquired 01/27/2015 through 02/18/2015, Cost $1,300,545)[d]	1,511,980	1,165,538
Series 2015-C20, Class D, 3.071%, 02/15/2048 (Acquired 01/23/2015 through 09/30/2015, Cost $1,248,901)[d]	1,552,200	1,148,408
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class AJ, 5.438%, 03/15/2044	1,374,690	1,363,406
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2007-2, Class A1B, 6.017%, 04/25/2047[c]	605,970	493,047
Ocwen Loan Servicing LLC
Series 2014-1A, Class IO, 0.210%, 02/28/2028 (Acquired 03/25/2014 through 10/22/2014, Cost $810,799)[d]	79,020,193	772,185
RALI Trust
Series 2007-QO4, Class A1A, 0.612%, 05/25/2047[c]	289,435	225,208
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 2A1, 2.567%, 07/25/2035[c]	265,569	226,416
Terwin Mortgage Trust
Series 2007-QHL1, 0.000%, 10/13/2038[g,i]	741,270	0
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class XC, 0.494%, 12/15/2043 (Acquired 03/21/2014, Cost $115,640)[c,d]	11,771,824	54,313
WaMu Mortgage Pass Through Certificates
Series 2005-AR18, Class 1A1, 2.358%, 01/25/2036[c]	65,170	62,179
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class D, 4.620%, 09/17/2048	212,000	173,279
Series 2014-LC16, Class D, 3.938%, 08/17/2050 (Acquired 12/10/2014 through 09/22/2015, Cost $810,178)[d]	901,000	721,690
Total Mortgage Backed Securities (Cost $72,863,704)		69,661,184
Convertible Bonds — 1.4%
Electrical Equipment — 0.3%
General Cable Corp.
4.500%, 11/15/2029[b]	940,000	576,338
Internet Software & Services — 0.4%
Blucora, Inc.
4.250%, 04/01/2019[b]	780,000	648,375
Oil, Gas & Consumable Fuels — 0.3%
Cobalt International Energy, Inc.
3.125%, 05/15/2024	1,140,000	595,650
Energy XXI Ltd.
3.000%, 12/15/2018[b]	230,000	14,950
Total Oil, Gas & Consumable Fuels		610,600
Semiconductors & Semiconductor Equipment — 0.2%
SunEdison, Inc.
2.625%, 06/01/2023 (Acquired 09/25/2015, Cost $597,282)[d]	1,003,000	365,468
Textiles, Apparel & Luxury Goods — 0.2%
Iconix Brand Group, Inc.
1.500%, 03/15/2018[b]	580,000	285,650
Total Convertible Bonds (Cost $4,019,314)		2,486,431

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Corporate Bonds — 24.3%
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc.
7.000%, 05/15/2019[b]	$679,000	$462,569
Banks — 0.3%
Royal Bank of Scotland Group PLC
6.000%, 12/19/2023	500,000	538,503
Biotechnology — 0.1%
AMAG Pharmaceuticals, Inc.
7.875%, 09/01/2023 (Acquired 08/12/2015, Cost $266,000)[d]	266,000	234,080
Building Products — 0.1%
PriSo Acquisition Corp.
9.000%, 05/15/2023 (Acquired 05/01/2015, Cost $239,000)[d]	239,000	227,050
Capital Markets — 0.5%
Goldman Sachs Group, Inc.
5.700%, 12/29/2049[c]	500,000	496,875
KCG Holdings, Inc.
6.875%, 03/15/2020 (Acquired 03/10/2015, Cost $385,952)[b,e]	390,000	351,000
Total Capital Markets		847,875
Chemicals — 0.4%
CB Momentive Performance
0.000%, 10/15/2020[b,g,i]	1,988,000	49,700
Perstorp Holding AB
11.000%, 08/15/2017 (Acquired 12/11/2013, Cost $513,941)[b,e]	500,000	470,000
Platform Specialty Products Corp.
10.375%, 05/01/2021 (Acquired 11/03/2015, Cost $215,128)[d]	210,000	209,475
Total Chemicals		729,175
Commercial Services & Supplies — 1.0%
Ahern Rentals, Inc.
7.375%, 05/15/2023 (Acquired 04/30/2015, Cost $456,044)[b,d]	450,000	363,375
Casella Waste Systems, Inc.
7.750%, 02/15/2019[b]	250,000	248,125
Harland Clarke Holdings Corp.
6.875%, 03/01/2020 (Acquired 09/21/2015, Cost $465,627)[b,d]	500,000	415,000
Quad/Graphics, Inc.
7.000%, 05/01/2022[b]	1,170,000	734,175
Total Commercial Services & Supplies		1,760,675
Communications Equipment — 0.2%
Avaya, Inc.
7.000%, 04/01/2019 (Acquired 10/20/2015 through 12/16/2015, Cost $343,570)[d]	450,000	335,250
10.500%, 03/01/2021 (Acquired 08/04/2014 through 10/16/2015, Cost $179,097)[b,d]	238,000	80,920
Total Communications Equipment		416,170
Construction & Engineering — 0.1%
Michael Baker Holdings LLC/Michael Baker Finance Corp.
8.875%, 04/15/2019 (Acquired 04/03/2014 through 10/15/2015, Cost $375,801)[d]	379,421	265,595
Containers & Packaging — 1.3%
Ardagh Finance Holdings SA
8.625%, 06/15/2019 (Acquired 06/05/2014 through 12/16/2015, Cost $1,430,077)[b,d]	1,419,770	1,399,354

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Containers & Packaging — 1.3% (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
6.000%, 06/30/2021 (Acquired 08/13/2014, Cost $990,000)[b,d]	$1,000,000	$932,500
Total Containers & Packaging		2,331,854
Diversified Consumer Services — 0.1%
Affinion Group, Inc.
7.875%, 12/15/2018[b]	250,000	161,563
Diversified Financial Services — 2.3%
Ambac Assurance Corp.
5.100%, 06/07/2020 (Acquired 03/04/2013 through 06/17/2014, Cost $619,511)[d]	714,894	732,766
Corolla Trust
5.100%, 08/28/2039 (Acquired 08/15/2014, Cost $1,816,600)[d]	2,344,000	1,511,879
Hardwoods Acquisition, Inc.
7.500%, 08/01/2021 (Acquired 07/16/2014 through 08/18/2014, Cost $506,063)[b,e]	500,000	412,500
Jefferies Finance LLC/JFIN Co-Issuer Corp.
6.875%, 04/15/2022 (Acquired 03/26/2014, Cost $670,284)[b,d]	670,000	562,800
OPE KAG Finance Sub, Inc.
7.875%, 07/31/2023 (Acquired 07/23/2015, Cost $1,029,000)[d]	1,029,000	1,022,568
Total Diversified Financial Services		4,242,513
Diversified Telecommunicaiton Services — 0.3%
Frontier Communications Corp.
11.000%, 09/15/2025 (Acquired 09/11/2015, Cost $418,523)[d]	415,000	410,850
Intelsat Luxembourg SA
7.750%, 06/01/2021	285,000	132,525
Total Diversified Telecommunicaiton Services		543,375
Electronic Equipment, Instruments & Components — 0.2%
Seagate HDD Cayman
5.750%, 12/01/2034 (Acquired 11/24/2014, Cost $598,236)[d]	600,000	419,855
Energy Equipment & Services — 0.1%
Hornbeck Offshore Services, Inc.
5.875%, 04/01/2020[b]	170,000	117,300
Food & Staples Retailing — 0.7%
BI-LO LLC/BI-LO Finance Corp.
8.625%, 09/15/2018 (Acquired 09/17/2013 through 06/03/2014, Cost $1,533,116)[b,d]	1,520,000	1,292,000
Food Products — 0.2%
JBS USA LLC/JBS USA Finance, Inc.
5.750%, 06/15/2025 (Acquired 05/20/2015, Cost $191,198)[d]	190,000	165,300
Pinnacle Operating Corp.
9.000%, 11/15/2020 (Acquired 12/05/2013, Cost $263,781)[b,e]	250,000	235,000
Total Food Products		400,300
Health Care Equipment & Supplies — 0.0%
Crimson Merger Sub, Inc.
6.625%, 05/15/2022 (Acquired 08/07/2014, Cost $119,640)[b,d]	125,000	85,625
Health Care Providers & Services — 0.1%
Molina Healthcare, Inc.
5.375%, 11/15/2022 (Acquired 11/05/2015, Cost $106,204)[d]	105,000	105,000
Hotels, Restaurants & Leisure — 2.2%
Caesar's Entertainment Operating Co., Inc.
10.750%, 02/01/2016[i]	1,500,000	382,500
6.500%, 06/01/2016[i]	4,432,000	1,639,840

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Hotels, Restaurants & Leisure — 2.2% (continued)
Caesar's Entertainment Resort Properties LLC
8.000%, 10/01/2020[b]	$608,000	$577,600
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.500%, 07/01/2019 (Acquired 03/03/2014 through 05/05/2015, Cost $513,749)[b,e]	500,000	511,250
Greektown Holdings LLC/Greektown Mothership Corp.
8.875%, 03/15/2019 (Acquired 02/26/2014, Cost $253,082)[b,d]	250,000	252,500
Mohegan Tribal Gaming Authority
9.750%, 09/01/2021 (Acquired 08/06/2015 through 09/30/2015, Cost $524,473)[d]	515,000	513,713
Viking Cruises Ltd.
6.250%, 05/15/2025 (Acquired 05/05/2015, Cost $245,000)[d]	245,000	200,900
Total Hotels, Restaurants & Leisure		4,078,303
Household Products — 0.6%
First Quality Finance Co, Inc.
4.625%, 05/15/2021 (Acquired 09/18/2013, Cost $276,254)[b,d]	295,000	268,450
Sun Products Corp.
7.750%, 03/15/2021 (Acquired 05/14/2015, Cost $941,975)[d]	1,024,000	888,320
Total Household Products		1,156,770
Independent Power and Renewable Electricity Producers — 0.4%
Syncora Holdings Ltd.
0.000%, 07/07/2024 (Acquired 5/01/2014, Cost $882,715)[e]	1,161,500	754,975
Industrial Conglomerates — 0.3%
General Electric Co.
4.200%, 12/29/2049[c]	547,050	544,315
Insurance — 1.6%
Genworth Holdings, Inc.
7.625%, 09/24/2021	3,000	2,491
HUB International Ltd.
7.875%, 10/01/2021 (Acquired 10/10/2014, Cost $258,305)[b,d]	255,000	229,500
Syncora Holdings Ltd.
6.880%, 09/29/2049[c,i]	7,881,000	1,812,629
Wayne Merger Sub LLC
8.250%, 08/01/2023 (Acquired 07/30/2015, Cost $664,400)[d]	664,400	624,536
Total Insurance		2,669,156
Leisure Products — 0.8%
CBC Ammo LLC/CBC FinCo, Inc.
7.250%, 11/15/2021 (Acquired 11/08/2013 through 05/23/2014, Cost $1,663,644)[b,d]	1,650,000	1,362,074
Machinery — 0.3%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
8.625%, 06/01/2021 (Acquired 07/17/2015, Cost $624,762)[e]	635,000	539,750
Marine — 0.3%
Global Ship Lease, Inc.
10.000%, 04/01/2019 (Acquired 03/11/2014, Cost $247,735)[b,d]	250,000	226,250
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.
8.125%, 11/15/2021 (Acquired 12/04/2013, Cost $356,633)[b,d]	350,000	305,375
Total Marine		531,625
Media — 1.7%
Cumulus Media Holdings, Inc.
7.750%, 05/01/2019[b]	500,000	168,750
DISH DBS Corp.
5.000%, 03/15/2023	311,000	269,793

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount		Value
Media — 1.7% (continued)
iHeartCommunications, Inc.
9.000%, 12/15/2019[b]		$250,000	$185,000
Neptune Finco Corp.
10.125%, 01/15/2023 (Acquired 09/25/2015 through 10/14/2015, Cost $404,949)[d]		400,000	417,000
6.625%, 10/15/2025 (Acquired 09/25/2015, Cost $200,000)[d]		200,000	208,000
Radio One, Inc.
9.250%, 02/15/2020 (Acquired 11/03/2015, Cost $208,677)[d]		250,000	197,500
7.375%, 04/15/2022 (Acquired 10/27/2015, Cost $234,699)[e]		250,000	222,500
SiTV LLC/SiTV Finance, Inc.
10.375%, 07/01/2019 (Acquired 06/11/2015 through 11/10/2015, Cost $1,097,603)[d]		1,360,000	1,088,000
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.250%, 07/15/2019		389,000	367,313
Total Media			3,123,856
Metals & Mining — 1.2%
Aleris International, Inc.
7.875%, 11/01/2020 (Acquired 12/11/2012 through 2/26/2014, Cost $871,517)[b,e]		852,000	649,224
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.
13.750%, 12/31/2016[b,i]		72,000	5,040
BlueScope Steel Ltd./BlueScope Steel Finance USA LLC
7.125%, 05/01/2018 (Acquired 06/30/2015, Cost $387,212)[d]		380,000	364,800
Eco-Bat Finance PLC
7.750%, 02/15/2017	EUR	311,000	329,532
New Gold, Inc.
6.250%, 11/15/2022 (Acquired 07/11/2013, Cost $295,345)[b,d]		$305,000	242,475
Thompson Creek Metals Co., Inc.
9.750%, 12/01/2017[b]		490,000	421,400
Total Metals & Mining			2,012,471
Oil, Gas & Consumable Fuels — 4.0%
Antero Resources Corp.
5.125%, 12/01/2022		300,000	228,000
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.125%, 11/15/2022 (Acquired 07/15/2015 through 07/16/2015, Cost $412,330)[d]		405,000	279,450
Calumet Specialty Products Partners LP/Calumet Finance Corp.
7.625%, 01/15/2022 (Acquired 07/28/2015, Cost $251,791)[b,e]		250,000	212,500
7.750%, 04/15/2023 (Acquired 09/30/2015, Cost $175,169)[e]		190,000	161,500
Carrizo Oil & Gas, Inc.
6.250%, 04/15/2023[b]		280,000	226,800
Comstock Resources, Inc.
9.500%, 06/15/2020[b]		275,000	47,438
Energy XXI Gulf Coast, Inc.
11.000%, 03/15/2020 (Acquired 10/15/2015, Cost $71,004)[d]		120,000	42,000
EP Energy LLC/Everest Acquisition Finance, Inc.
9.375%, 05/01/2020		420,000	267,750
Ferrellgas LP/Ferrellgas Finance Corp.
6.750%, 06/15/2023 (Acquired 06/02/2015, Cost $285,000)[e]		285,000	232,275
Gastar Exploration, Inc.
8.625%, 05/15/2018[b]		350,000	183,750
Hilcorp Energy I LP/Hilcorp Finance Co.
5.000%, 12/01/2024 (Acquired 08/20/2015, Cost $888,922)[b,d]		1,000,000	830,000
Kinder Morgan Energy Partners LP
5.400%, 09/01/2044		500,000	377,853

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 4.0% (continued)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.000%, 06/01/2020	$977,000	$449,420
10.000%, 06/01/2020 (Acquired 07/21/2015 through 09/14/2015, Cost $346)[d]	400	184
MPLX LP
4.875%, 06/01/2025 (Acquired 05/28/2015, Cost $643,668)[d]	650,000	581,750
NGPL PipeCo LLC
7.119%, 12/15/2017 (Acquired 09/17/2015 through 12/22/2015, Cost $243,190)[b,d]	250,000	232,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.500%, 04/01/2019	1,280,000	1,104,000
Northern Oil and Gas, Inc.
8.000%, 06/01/2020	135,000	89,775
Overseas Shipholding Group, Inc.
8.125%, 03/30/2018	122,000	124,440
PBF Logistics LP/PBF Logistics Finance Corp.
6.875%, 05/15/2023[b]	430,000	391,300
Petroleos Mexicanos
6.375%, 01/23/2045	500,000	423,191
Sabine Pass Liquefaction LLC
5.625%, 03/01/2025 (Acquired 09/29/2015, Cost $350,950)[b,d]	400,000	338,500
SandRidge Energy, Inc.
8.750%, 06/01/2020 (Acquired 07/29/2015, Cost $34,264)[b,d]	80,000	24,300
Tullow Oil PLC
6.250%, 04/15/2022 (Acquired 04/03/2014 through 08/11/2014, Cost $599,000)[b,d]	600,000	402,000
Total Oil, Gas & Consumable Fuels		7,250,676
Paper & Forest Products — 0.1%
Cenveo Corp.
6.000%, 08/01/2019 (Acquired 09/29/2014, Cost $189,549)[b,d]	200,000	141,000
Pharmaceuticals — 0.9%
Capsugel SA
7.000%, 05/15/2019 (Acquired 11/05/2013 through 05/13/2014, Cost $1,663,866)[b,d]	1,630,000	1,589,250
Real Estate Management & Development — 0.3%
K Hovnanian Enterprises, Inc.
8.000%, 11/01/2019 (Acquired 10/31/2014, Cost $945,000)[e]	945,000	585,900
Road & Rail — 0.1%
CTP Transportation Products LLC/CTP Finance, Inc.
8.250%, 12/15/2019 (Acquired 02/19/2015, Cost $130,038)[d]	125,000	130,313
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Micro Devices, Inc.
6.750%, 03/01/2019	132,000	95,700
Software — 0.2%
Blue Coat Holdings, Inc.
8.375%, 06/01/2023 (Acquired 05/19/2015, Cost $340,000)[d]	340,000	341,700
BMC Software Finance, Inc.
8.125%, 07/15/2021 (Acquired 12/09/2015, Cost $88,094)[d]	120,000	79,800
Total Software		421,500
Textiles, Apparel & Luxury Goods — 0.0%
Industrias Unidas SA de CV
8.750%, 03/26/2010[g,i]	38,000	0
Trading Companies & Distributors — 0.3%
Fly Leasing Ltd.
6.375%, 10/15/2021	500,000	497,500

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Wireless Telecommunication Services — 0.9%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023	$311,000	$244,135
Sprint Communications, Inc.
9.250%, 04/15/2022[b]	1,025,000	994,250
Sprint Corp.
7.250%, 09/15/2021	670,000	499,150
Total Wireless Telecommunication Services		1,737,535
Total Corporate Bonds (Cost $55,013,339)		44,403,746
US Government Treasury Notes/Bonds — 0.2%
United States Treasury Bonds
3.000%, 05/15/2045	402,000	399,393
Total US Government Treasury Notes/Bonds (Cost $413,503)		399,393
US Government Treasury Bills — 0.7%
United States Treasury Bills
0.000%, 03/03/2016	290,000	289,949
0.000%, 06/23/2016[f]	990,000	987,799
Total US Government Treasury Bills (Cost $1,278,880)		1,277,748
Bank Loans — 22.2%
Affinion Group, Inc. Term Loan B
6.750%, 04/30/2018[c]	1,487,754	1,361,830
AmeriLife Group LLC Term Loan
5.750%, 07/08/2022[c]	218,900	213,428
9.750%, 01/09/2023[c]	324,000	317,520
Answers Corp. Term Loan
6.250%, 10/01/2021[c]	1,108,024	742,376
Asurion LLC Term Loan 2nd Lien
8.500%, 03/03/2021[c]	299,905	254,169
BATS Global Markets Holdings, Inc. Term Loan
5.750%, 01/31/2020[c]	150,399	150,399
Bob's Discount Furniture, Inc. Term Loan 2nd Lien
9.000%, 02/07/2022[c]	1,510,000	1,426,950
Bowie Resources LLC Term Loan 2nd Lien
11.750%, 08/16/2021[c]	177,060	168,207
BRG Holdings Corp. Term Loan 2nd Lien
10.250%, 04/14/2022[c]	1,717,000	1,562,470
Caesar's Entertainment Operating Co., Inc. Term Loan B 1st Lien
13.250%, 01/28/2018[c]	774,595	641,465
Caesar's Entertainment Operating Co., Inc. Term Loan B-5
10.250%, 01/29/2018[c]	537,136	469,661
Caesar's Entertainment Resort Properties LLC Term Loan 1st Lien
7.000%, 10/11/2020[c]	785,452	711,329
CBAC Borrower LLC Term Loan B
8.250%, 07/02/2020[c]	161,000	150,535
CDS Intermediate Holdings, Inc. Term Loan 2nd Lien
9.250%, 07/10/2023[c]	353,000	331,820
Confie Seguros Holding II Co. Term Loan 1st Lien
5.750%, 11/09/2018[c]	179,075	176,165
Del Monte Foods, Inc. Term Loan 2nd Lien
8.250%, 08/18/2021[c]	1,863,000	1,509,030
Direct ChassisLink, Inc. Term Loan 2nd Lien
8.250%, 11/30/2021[c,g]	817,133	818,196

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Bank Loans — 22.2% (continued)
EagleView Technology Corp. Term Loan 1st Lien
5.250%, 08/31/2022[c]	$572,220	$558,275
Emerging Markets Communications LLC Term Loan 1st Lien
6.750%, 06/29/2021[c]	517,400	485,063
Encompass Digital Media, Inc. Term Loan 2nd Lien
8.750%, 06/03/2022[c]	1,759,000	1,697,435
Endemol US Term Loan 1st Lien
6.750%, 08/11/2021[c]	922,990	816,080
Environmental Resources Management, Inc. Term Loan 1st Lien
5.000%, 05/16/2021[c]	1,166,000	1,107,700
Esmalglass SAU Term Loan B 1st Lien
5.250%, 02/06/2022[c]	1,591,000	1,623,124
Euramax International, Inc. Term Loan
2.000%, 09/30/2016[c]	1,623,574	1,501,806
Expro FinServices Term Loan
5.750%, 08/12/2021[c]	1,027,000	682,103
Fieldwood Energy LLC 2nd Lien Term Loan
8.375%, 09/30/2020[c]	1,701,000	255,150
First Data Corp. Term Loan 1st Lien
4.168%, 06/25/2022[c]	212,000	208,767
Genesis Healthcare Corp. Term Loan
10.000%, 12/04/2017[c]	566,661	572,328
Global Tel*Link Corp. Term Loan 2nd Lien
9.000%, 11/23/2020[c]	2,714,000	1,845,520
GST AutoLeather, Inc. 1st Lien
6.500%, 06/03/2020[c]	659,650	629,966
Jackson Hewitt Tax Service, Inc. Term Loan B
8.000%, 07/24/2020[c]	1,099,000	1,050,918
Jacob's Entertainment, Inc. Term Loan 2nd Lien
13.000%, 10/29/2019[c]	389,000	389,000
Long Term Care Group, Inc. Term Loan B
6.000%, 06/08/2020[c]	667,774	617,691
Marine Acquisition Corp. Term Loan B
5.250%, 02/01/2021[c]	1,090,449	1,084,997
Mergermarket USA, Inc. Term Loan 1st Lien
4.500%, 02/04/2021[c]	476,512	459,835
NAVEX Global, Inc. Term Loan 1st Lien
5.750%, 11/19/2021[c]	80,190	77,383
NAVEX Global, Inc. Term Loan 2nd Lien
9.750%, 11/18/2022[c]	877,000	846,305
Numericable US LLC Term Loan
4.750%, 01/31/2023[c]	392,000	375,901
Oasis Holdings Term Loan
2.500%, 10/04/2020[c,g]	6,380,000	2,520,100
P2 Lower Acquisition LLC Term Loan
5.500%, 10/22/2020[c]	160,360	158,355
P2 Lower Acquisition LLC Term Loan 2nd Lien
9.500%, 10/22/2021[c]	1,903,000	1,874,455
Pacific 2 Term Loan B
0.100%, 10/17/2022[c]	129,496	162,268
PHS Senior Term Loan
6.000%, 04/17/2020[c]	27,253	39,926
PlayPower, Inc. Term Loan
5.750%, 06/23/2021[c]	983,060	978,145
The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Principal Amount	Value
Bank Loans — 22.2% (continued)
Prime Security Services Borrower LLC Term Loan 1st Lien
5.000%, 06/23/2021[c]	$849,870	$829,949
Prime Security Services Borrower LLC Term Loan 2nd Lien
9.750%, 06/17/2022[c]	434,000	410,130
Quincy Newspapers Term Loan B
5.506%, 09/29/2022[c]	498,996	491,097
Sorenson Communications, Inc. Term Loan 1st Lien
8.000%, 04/30/2020[c]	492,500	497,425
STG-Fairway Acquisitions, Inc. Term Loan 1st Lien
6.250%, 06/29/2022[c]	807,196	786,007
Sun Products Corp. Term Loan B
5.500%, 03/23/2020[c]	1,489,238	1,390,949
Tensar 2nd Lien
9.500%, 07/09/2022[c]	681,000	506,208
Travelport Finance Term Loan B
5.750%, 09/02/2021[c]	1,364,662	1,332,673
USAGM HoldCo LLC Term Loan
4.750%, 07/27/2022[c]	513,00	487,991
YRC Worldwide, Inc. Term Loan 1st Lien
8.250%, 02/13/2019[c]	485,000	420,335
Total Bank Loans (Cost $46,495,820)		40,776,910
	Shares
Closed-End Funds — 0.3%
Blackstone/GSO Strategic Credit Fund	11,224	150,065
Invesco Senior Income Trust	46,639	188,422
Voya Prime Rate Trust	37,449	189,491
Total Closed-End Funds (Cost $547,426)		527,978
Exchange Traded Funds — 0.1%
BlackRock Floating Rate Income Strategies Fund, Inc.	14,757	190,365
Total Exchange Traded Funds (Cost $190,250)		190,365
	Principal Amount
Other Securities — 0.0%
PFT Media Holdings LLC[a,g]	$255,221	0
SlavInvestBank Loan Participation Notes
9.875%, 12/31/2012[g,i]	45,000	0
Tribune Litigation Interest[a,g]	13,789	0
Total Other Securities (Cost $58,789)		0

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF INVESTMENTS

December 31, 2015 (continued)

	Contracts	Value
Purchased Options[a] — 0.1%
Put Options — 0.1%
iShares Russell 2000 ETF
Expiration February 2016, Exercise Price: $107.00	273	$39,585
Expiration March 2016, Exercise Price: $104.00	361	62,453
Total Put Options		102,038
Total Purchased Options (Cost $159,120)		102,038
	Shares
Money Market Funds — 8.4%
Invesco Advisers, Inc. STIT — Liquid Assets Portfolio — Institutional Class
0.29%[c]	15,598,453	15,598,453
Total Money Market Funds (Cost $15,598,453)		15,598,453
Total Investments (Cost $210,724,600) — 103.1%		189,024,344
Liabilities in Excess of Other Assets — (3.1)%		(5,708,695)
Total Net Assets — 100.0%		$183,315,649

Percentages are stated as a percent of net assets.

EUR  Euro

PIK  Payment In-Kind

a  Non-income producing.

b  Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total value of $20,290,174.

c  Variable Rate Security. The rate shown represents the rate at December 31, 2015.

d  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $43,424,333 which represents 23.7% of total net assets.

e  Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be illiquid by the Investment Advisor. Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2015, the value of these securities total $7,546,484 which represents 4.1% of total net assets.

f  All or a portion have been committed as collateral for futures.

g  Security classified as Level 3 as determined in good faith pursuant to procedures adopted by the Board of Trustees — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). At December 31, 2015, the value of these securities total $5,119,636 which represents 2.8% of total net assets.

h  All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

i  Default or other conditions exist and security is not presently accruing income.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015

	Shares	Value
Common Stocks — 3.7%
Diversified Financial Services — 0.1%
iPayment Holdings, Inc.	23,861	$155,096
Electrical Equipment — 0.2%
General Cable Corp.	21,100	283,373
Insurance — 0.6%
Ambac Financial Group, Inc.	300	4,227
Primerica, Inc.	24,753	1,169,084
Total Insurance		1,173,311
Internet Software & Services — 0.1%
Blucora, Inc.	11,030	108,094
Media — 0.6%
New Media Investment Group, Inc.	21,544	419,246
Viacom, Inc. — Class B	16,509	679,511
Total Media		1,098,757
Multiline Retail — 0.5%
J.C. Penney Co., Inc.	151,098	1,006,313
Oil, Gas & Consumable Fuels — 0.1%
Cobalt International Energy, Inc.	29,639	160,051
Semiconductors & Semiconductor Equipment — 0.0%
SunEdison, Inc.	11,674	59,421
Specialty Retail — 0.6%
Best Buy Co., Inc.	12,294	374,352
Hibbett Sports, Inc.	5,676	171,642
Outerwall, Inc.	17,626	644,054
Total Specialty Retail		1,190,048
Textiles, Apparel & Luxury Goods — 0.1%
Coach, Inc.	4,773	156,220
Iconix Brand Group, Inc.	7,430	50,747
Total Textiles, Apparel & Luxury Goods		206,967
Thrifts & Mortgage Finance — 0.7%
BofI Holding, Inc.	57,259	1,205,302
Wireless Telecommunication Services — 0.1%
NII Holdings, Inc.	26,565	134,153
Total Common Stocks (Proceeds $9,341,200)		6,780,886
	Principal Amount
Corporate Bonds — 3.4%
Chemicals — 0.2%
Koppers, Inc.
7.875%, 12/01/2019	$320,000	316,000
Platform Specialty Products Corp.
6.500%, 02/01/2022	165,500	143,157
Total Chemicals		459,157
Electrical Equipment — 0.1%
WireCo WorldGroup, Inc.
9.500%, 05/15/2017	160,000	131,600

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Principal Amount	Value
Electronic Equipment, Instruments & Components — 0.0%
Kemet Corp.
10.500%, 05/01/2018	$60,000	$51,000
Energy Equipment & Services — 0.3%
SESI LLC
7.125%, 12/15/2021	585,000	520,650
Hotels, Restaurants & Leisure — 0.3%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.500%, 03/01/2025	576,000	513,360
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy, Inc.
6.250%, 05/01/2024	120,000	100,824
Internet Software & Services — 0.3%
iPayment, Inc.
10.250%, 05/15/2018	95,000	93,812
9.500%, 12/15/2019	381,187	395,482
Total Internet Software & Services		489,294
Metals & Mining — 0.9%
Alcoa, Inc.
5.125%, 10/01/2024	220,000	200,200
ArcelorMittal
6.250%, 03/01/2021	240,000	193,174
Cliffs Natural Resources, Inc.
7.750%, 03/31/2020	148,000	42,920
6.250%, 10/01/2040	386,000	69,480
Corp Nacional del Cobre de Chile
3.000%, 07/17/2022	390,000	350,289
FMG Resources (August 2006) Pty Ltd.
9.750%, 03/01/2022	110,000	100,650
New Gold, Inc.
7.000%, 04/15/2020	155,000	139,500
United States Steel Corp.
7.375%, 04/01/2020	40,000	20,784
Vale Overseas Ltd.
4.375%, 01/11/2022	500,000	378,415
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.750%, 12/15/2018	140,000	106,050
Total Metals & Mining		1,601,462
Multiline Retail — 0.4%
J.C. Penney Co., Inc.
8.125%, 10/01/2019	180,000	162,900
Macy's Retail Holdings, Inc.
4.500%, 12/15/2034	723,000	604,197
Total Multiline Retail		767,097
Oil, Gas & Consumable Fuels — 0.1%
Comstock Resources, Inc.
10.000%, 03/15/2020	255,000	117,300
SandRidge Energy, Inc.
8.750%, 06/01/2020	289,000	87,784
Total Oil, Gas & Consumable Fuels		205,084

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF SECURITIES SOLD SHORT

December 31, 2015 (continued)

	Principal Amount	Value
Pharmaceuticals — 0.1%
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.
6.000%, 07/15/2023	$110,000	$109,450
Technology Hardware, Storage & Peripherals — 0.3%
Sungard Availability Services Capital, Inc.
8.750%, 04/01/2022	997,000	610,662
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co.
5.000%, 05/01/2025	220,000	218,900
Wireless Telecommunication Services — 0.2%
Sprint Communications, Inc.
6.000%, 11/15/2022	610,000	437,675
Total Corporate Bonds (Proceeds $7,277,783)		6,216,215
	Shares
Exchange Traded Funds — 0.2%
iShares Russell 2000 ETF	4,220	474,792
Total Exchange Traded Funds (Proceeds $500,205)		474,792
	Principal Amount
US Government Notes/Bonds — 2.1%
United States Treasury Notes
2.250%, 03/31/2021	$3,700,000	3,776,320
Total US Government Notes/Bonds (Proceeds $3,708,095)		3,776,320
Total Securities Sold Short (Proceeds $20,827,283) — 9.4%		$17,248,213

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SCHEDULE OF OPTIONS WRITTEN

December 31, 2015

	Contracts	Value
Put Options
iShares Russell 2000 ETF
Expiration: February 2016, Exercise Price: $93.00	273	$5,733
Expiration: March 2016, Exercise Price: $85.00	361	9,747
Total Put Options		15,480
Total Options Written (Premiums received $27,474) — 0.0%		$15,480

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

FUTURES CONTRACTS

December 31, 2015

	Expiration Month	Contracts	Underlying Notional Amount at Value	Unrealized Appreciation (Depreciation)
Futures Contracts Purchased
US 10Yr Note	March 2016	19	$2,392,219	$(5,243)
US Ultra Bond	March 2016	8	1,269,500	(4,052)
Total Futures Contracts Purchased				(9,295)

Short Futures Contracts

US 5Yr Note	March 2016	91	10,767,148	23,940
USA IRS 5Yr Prime	March 2016	145	14,622,344	63,075
Total Short Futures Contracts				87,015
Total Futures Contracts — 0.0%				$77,720

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

SWAP CONTRACTS

December 31, 2015

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Value	Moody's Rating of Reference Entity	Maximum Potential Future Payment (Receipt)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swap Buy Contracts
BNP Paribas S.A.	Alcoa, Inc.	Buy	(1.00%)	Mar 20 2019	$3,500,000	Baa1	$(3,500,000)	$79,307	$89,557
BNP Paribas S.A.	International Paper Co.	Buy	(1.00%)	Sep 20 2018	3,000,000	Baa2	(3,000,000)	(6,326)	(48,471)
BNP Paribas S.A.	Markit CDX.HY.23[a]	Buy	(5.00%)	Dec 20 2019	3,000,000	B1	(3,000,000)	(134,700)	(16,794)
BNP Paribas S.A.	Markit CDX.IG.25[b]	Buy	(1.00%)	Dec 20 2020	4,000,000	Baa1	(4,000,000)	(5,619)	(15,464)
BNP Paribas S.A.	Nucor Corp.	Buy	(1.00%)	Mar 20 2019	3,000,000	Ba1	(3,000,000)	(40,915)	26,338
BNP Paribas S.A.	Stanley Black & Decker, Inc.	Buy	(1.00%)	Dec 20 2018	3,000,000	Baa1	(3,000,000)	(29,975)	(21,476)
Credit Suisse	Best Buy, Inc.	Buy	(5.00%)	Jun 20 2019	3,000,000	Baa1	(3,000,000)	(151,413)	(211,312)
Credit Suisse	Darden Restaurants, Inc.	Buy	(1.00%)	Sep 20 2020	2,000,000	Ba1	(2,000,000)	(11,557)	(6,086)
Credit Suisse	Expedia, Inc.	Buy	(1.00%)	Dec 20 2019	3,500,000	Baa1	(3,500,000)	47,608	(104,548)
Credit Suisse	Markit CMBX.NA.BB.7[c]	Buy	(5.00%)	Jan 17 2047	5,000,000	Ba2	(5,000,000)	56,299	274,951
Credit Suisse	Staples, Inc.	Buy	(1.00%)	Jun 20 2019	5,000,000	Baa2	(5,000,000)	242,128	(200,573)
Credit Suisse	The Walt Disney Co.	Buy	(1.00%)	Sep 20 2018	3,000,000	A2	(3,000,000)	(55,665)	(19,493)
Credit Suisse	Xerox Corp.	Buy	(1.00%)	Dec 20 2019	3,000,000	Baa2	(3,000,000)	(21,437)	47,704
Goldman Sachs & Co.	Capital One Financial Corp.	Buy	(1.00%)	Dec 20 2016	2,000,000	Baa1	(2,000,000)	3,643	(21,845)
Goldman Sachs & Co.	H&R Block, Inc.	Buy	(5.00%)	Jun 20 2018	2,000,000	Baa3	(2,000,000)	(155,733)	(72,944)
Goldman Sachs & Co.	Kimco Realty Corp.	Buy	(1.00%)	Jun 20 2016	2,250,000	Baa1	(2,250,000)	3,141	(12,130)
Goldman Sachs & Co.	Mohawk Industries, Inc.	Buy	(1.00%)	Jun 20 2017	2,000,000	Baa2	(2,000,000)	20,280	(45,678)
Morgan Stanley & Co., Inc.	Avon Products, Inc.	Buy	(5.00%)	Sep 20 2020	1,000,000	Ba2	(1,000,000)	61,023	81,139
Morgan Stanley & Co., Inc.	J.C. Penney Co., Inc.	Buy	(5.00%)	Sep 20 2020	1,000,000	Caa2	(1,000,000)	40,682	118,481
	Total Credit Default Swap Buy Contracts							(59,229)	(158,644)
Credit Default Swap Sell Contracts
Credit Suisse	MGM Holdings, Inc.	Sell	5.00%	Jun 20 2018	1,500,000	B3	1,500,000	15,269	109,531
	Total Credit Default Swap Sell Contracts							15,269	109,531
	Total Credit Default Swap Contracts — 0.0%							$(43,960)	$(49,113)
Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation/ (Depreciation)
BNP Paribas S.A.	Receive	3-Month USD-LIBOR	2.239%	Dec 17 2024	$2,000,000	$(20,957)
BNP Paribas S.A.	Receive	3-Month USD-LIBOR	2.101%	Jan 08 2025	5,000,000	6,811
BNP Paribas S.A.	Receive	3-Month USD-LIBOR	2.111%	Dec 15 2025	5,000,000	30,621
Total Interest Rate Swap Contracts — 0.0%						$16,475

a  Markit CDX North American High Yield Index

b  Markit CDX Investment Grade Index

c  Markit CMBX North American BB Rated Index Tranche

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

REVERSE REPURCHASE AGREEMENTS

December 31, 2015

	Principal Amount	Value
Reverse Repurchase Agreements — 9.8%
Credit Suisse Securities U.S.A., LLC (Dated 12/9/2015), due 1/8/2016, 2.037%	$5,671,000	$5,671,000
Credit Suisse Securities U.S.A., LLC (Dated 12/9/2015), due 1/8/2016, 2.037%	4,331,000	4,331,000
Societe Generale (Dated 12/2/2015), due 1/4/2016, 1.843%	3,293,000	3,293,000
Societe Generale (Dated 12/23/2015), due 1/25/2016, 2.018%	4,606,000	4,606,000
Total Reverse Repurchase Agreements (Proceeds $17,901,000) — 9.8%		$17,901,000

The accompanying notes are an integral part of these financial statements.

Fair Values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Assets		Liabilities
Derivatives	Description	Fair Value	Description	Fair Value
Equity Contracts:
Purchased Options	Investments	$102,038	Written option contracts, at value	$15,480
Total Equity Contracts		$102,038		$15,480
Interest Rate Contracts:
Futures contracts	Unrealized appreciation on futures contracts*	$87,015	Unrealized depreciation on futures contracts*	$9,295
Swap Contracts	Unrealized appreciation on swap contracts**	37,432	Unrealized depreciation on swap contracts**	20,957
Total Interest Rate Contracts		$124,447		$30,252
Credit Contracts:
Swap Contracts	Swap payments paid & unrealized appreciation on swap contracts***	1,317,081	Swap payments received & unrealized depreciation on swap contracts***	1,410,154
Total Derivatives		$1,543,566		$1,455,886

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Statement of Assets and Liabilities.

**  Includes cumulative appreciation/depreciation on interest rate swap contracts as reported in the Swap Contracts schedule.

***  Includes both the unrealized gain/loss and the upfront payments paid or received on credit default swap contracts. As reported in the Swap Contracts schedule.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:

Amount of Realized Gain (Loss) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Realized Gain (Loss) on Investments)	$(2,458,766)
Written Options	196,208
Total Equity Contracts	$(2,262,558)
Interest Rate Contracts:
Futures contracts	$(2,775,878)
Swap Contracts	(590,116)
Foreign Exchange Contracts:
Forward contracts	4,596,634
Credit Contracts:
Swap contracts	(2,992,742)
Total Realized Loss on Derivatives	$(4,024,660)

The accompanying notes are an integral part of these financial statements.

Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives
Equity Contracts:
Purchased Options (Included with Unrealized Appreciation (Depreciation) on Investments in Unaffiliated Issuers)	$693,907
Written Options	(120,253)
Total Equity Contracts	$573,654
Interest Rate Contracts:
Futures contracts	$658,744
Swap contracts	65,880
Total Interest Rate Contracts	$724,624
Foreign Exchange Contracts:
Forward contracts	(1,096,706)
Credit Contracts:
Swap contracts	1,855,632
Total Change in Unrealized Appreciation (Depreciation) on Derivatives	$2,057,204

The average quarterly fair value of purchased and written options during the year ended December 31, 2015 were as follows:

Purchased options	$508,093
Written options	$199,470

The average quarterly notional amount of futures contracts during the year ended December 31, 2015 were as follows:

Long Futures Contracts
Interest Rate Contracts	$31,602,161
Short Futures Contracts
Interest Rate Contracts	$62,813,490

The average quarterly notional amount of swaps and forward contracts during the year ended December 31, 2015 were as follows:

Swaps	$128,765,055
Forward Contracts	$20,249,951

The accompanying notes are an integral part of these financial statements.

The UFT has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1 — Quoted prices in active markets for identical securities.

•  Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — Significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). In addition to the fair-valued securities, the other securities designated as level 3 included securities where prices are obtained from a broker quote in an illiquid market.

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2015:

Description	Level 1		Level 2	Level 3		Total
Common Stocks	$7,463,440	(1)	$385,161 (2)	$1,606,806	(3)	$9,455,407
Preferred Stocks	—		—	124,834		124,834
Asset Backed Securities	—		4,019,857	—		4,019,857
Mortgage Backed Securities	—		69,661,184	—		69,661,184
Convertible Bonds	—		2,486,431	—		2,486,431
Corporate Bonds	—		44,354,046	49,700		44,403,746
U.S. Government Treasury Notes/Bonds	—		399,393	—		399,393
U.S. Government Treasury Bills	—		1,277,748	—		1,277,748
Bank Loans	—		37,438,614	3,338,296		40,776,910
Closed-End Funds	527,978		—	—		527,978
Exchange Traded Funds	190,365		—	—		190,365
Other Securities	—		—	—		—
Purchased Options	102,038		—	—		102,038
Money Market Funds	15,598,453		—	—		15,598,453
Total Investments in Long Securities	$23,882,274		$160,022,434	$5,119,636		$189,024,344
Securities Sold Short:
Common Stocks	$6,625,790	(1)	$155,096 (2)	$—		$6,780,886
Corporate Bonds	—		6,216,215	—		6,216,215
Exchange Traded Funds	474,792		—	—		474,792
U.S. Government Notes/Bonds	—		3,776,320	—		3,776,320
Total Securities Sold Short	$7,100,582		$10,147,631	$—		$17,248,213
Written Options	$5,733		$9,747	$—		$15,480
Other Financial Instruments*
Futures Contracts Purchased	$(9,295)		$—	$—		$(9,295)
Short Futures Contracts	87,015		—	—		87,015
Credit Default Swap Buy Contracts	—		(158,644)	—		(158,644)
Credit Default Swap Sell Contracts	—		109,531	—		109,531
Interest Rate Swap Contracts	—		16,475	—		16,475
Reverse Repurchase Agreements	—		(17,901,000)	—		(17,901,000)
Total Other Financial Instruments	$77,720		$(17,933,638)	$—		$(17,855,918)

(1)  Please refer to the Schedule of Investments for additional information regarding the composition of the common stocks in Level 1.

The accompanying notes are an integral part of these financial statements.

(2)  The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Long Securities	Short Securities
Beverages	$115,629	$—
Diversified Financial Services	—	155,096
Media	269,532	—
	$385,161	$155,096

(3)  The Common Stocks Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

Building Products	$—
Food Products	—
Transportation Infrastructure	1,606,806
$1,606,806

  Below are the transfers into or out of Levels 2 and 3 during the year ended December 31, 2015:

	Long Securities	Securities Sold Short
Transfers into Level 2	$—	$—
Transfers out of Level 2	2,520,100	—
Net Transfers in and/(out) of Level 2	$(2,520,100)	$—

  The transfers from Level 2 to Level 3 are due to the lack of trading volume on December 31, 2015. See Note 2 in the Notes to Financial Statements.

*  Includes cumulative appreciation (depreciation) on Other Financial Instruments as reported in their respective Schedules.

There were no transfers into and out of Level 1.

Transfers between levels are recognized at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities, at value
Balance as of December 31, 2014	$4,345,825
Accrued discounts/premiums	—
Realized gain (loss)	(701,873)
Change in unrealized net depreciation	(420,120)
Purchases	—
(Sales)	(624,296)
Transfer in/(out) of Level 3	2,520,100
Balance as of December 31, 2015	$5,119,636
Change in unrealized appreciation/ depreciation during the period for level 3 investments held at December 31, 2015	$(311,710)

Transfers were made into Level 3 from Level 2 due to a decrease in market activity.

The accompanying notes are an integral part of these financial statements.

The following provides information regarding the valuation techniques, inputs used, and other information related to the fair value of Level 3 investments as of December 31, 2015.

Type of Security	Fair Value at 12/31/2015	Valuation Techniques	Unobservable Input	Range		Impact to Valuation from an Increase in Input
Common Stocks	$1,606,806	Market comparable companies	EBITDA multiple	5.96	x	Increase
			Revenue multiple	0.62	x	Increase
			Discount for lack of marketability	25%		Decrease
Preferred Stocks	124,834	Valuation based on financial information from company	Private company financial information	N/A		Increase
			Discount for lack of marketability	75%		Decrease
Mortgage Backed Securities	—	Consensus pricing	Third party & broker quoted inputs	N/A		Increase
Corporate Bonds	49,700	Consensus pricing	Third party & broker quoted inputs	N/A		Increase
Bank Loans	3,338,296	Consensus pricing	Third party & broker quoted inputs	N/A		Increase
Other Securities	—	Consensus pricing	Inputs used by third party valuation firm	N/A		Increase

The significant unobservable inputs used in the fair value measurement of the Portfolio's common and preferred stock are generally the financial results of privately held entities. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of common stock in private companies held by the Trust would be lower.

The standard inputs typically considered by third party pricing vendors and broker-dealers when generating broker quotes, for Mortgage Backed Securities, Corporate Bonds, Bank Loans, and Other Securities, may include reported trade data, broker-dealer price quotations, and information obtained from market participants.

The Trust's valuation procedures have been adopted by the Trust's Board of Trustees, which has established a Valuation Committee to oversee the implementation of these procedures. The valuation procedures are implemented by the Advisor and the Portfolio's third party administrator, which report to the Valuation Committee. For third-party information, the Advisor monitors and reviews the methodologies of the various pricing services employed by the Trust. The Advisor develops valuation techniques for shares of private companies held by the Trust, which include discounted cash flow methods and market comparables.

As of December 31, 2015, the Portfolio entered into reverse repurchase agreements that were collateralized by mortgage backed securities which are held in a segregated account by the Portfolio's custodian. Please refer to the Schedule of Investments for additional information regarding securities held as collateral for reverse repurchase agreements.

Reverse Repurchase Agreements
Collateralized by	Maturity	Value
Mortgage Backed Securities	Up to 30 Days	$17,901,000

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST
RELATIVE VALUE — LONG/SHORT DEBT

December 31, 2015 (continued)

The table below discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers and counterparties. Margin reflected in the collateral tables reflect margin up to an amount of 100% of the net amount of unrealized loss for the respective counterparty as of December 31, 2015:

Assets:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Assets	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Futures Contracts*	$87,015	$—	$87,015	$(9,295)	$—	$77,720
Credit Default Swap Contracts	747,701	—	747,701	(747,701)	—	—
Interest Rate Swap Contracts	37,432	—	37,432	(20,957)	—	16,475
	$872,148	$—	$872,148	$(777,953)	$—	$94,195

Liabilities:

	Gross	Gross Amounts Offset in the Statement	Net Amounts Presented in the Statement	Gross Amounts not offset in the Statement of Assets and Liabilities
	Amounts of Recognized Liabilities	of Assets and Liabilities	of Assets and Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Description
Written Options	$15,480	$—	$15,480	$—	$(15,480)	$—
Futures Contracts*	9,295	—	9,295	(9,295)	—	—
Credit Default Swap Contracts	796,814	—	796,814	(747,701)	(49,113)	—
Interest Rate Swap Contracts	20,957	—	20,957	(20,957)	—	—
Reverse Repurchase Agreements	17,901,000	—	17,901,000	(17,901,000)	—	—
	$18,743,546	$—	$18,743,546	$(18,678,953)	$(64,593)	$—

Actual margin amounts required at each counterparty are based on the notional amounts or the number of contracts outstanding and may exceed the margin presented in the collateral tables. The master netting agreements allow the clearing brokers to net any collateral held in or on behalf of the Portfolio or liabilities or payment obligations of the clearing brokers to the Portfolio against any liabilities or payment obligations of the Portfolio to the clearing brokers. The Portfolio is required to deposit financial collateral (including cash collateral) at the clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty.

*  Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts schedule. Variation margin is presented on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2015

	Long/Short Equity	Managed Futures Strategies (Consolidated)	Relative Value — Long/Short Debt
Assets:
Investments, at value (cost $193,577,627, $29,315,971, $210,724,600)	$209,796,344	$29,358,986	$189,024,344
Foreign currency, at value (cost $7,964,127, $567,696, $282,021)	7,948,643	—	283,260
Cash	56,760	—	113,864
Receivable for investments sold	29,126,541	—	19,580,549
Receivable for Portfolio shares issued	297,997	1,000,000	—
Dividends and interest receivable	113,253	4,604	2,115,651
Restricted cash	81,872,718	9,077,131	19,875,905
Swap payments paid	—	—	569,380
Unrealized appreciation on swap contracts	2,161,564	1,517,105	785,133
Receivable for swap interest	—	—	9,644
Total Assets	331,373,820	40,957,826	232,357,730
Liabilities:
Securities sold short, at value (proceeds $95,857,976, $0, $20,827,283)	92,236,294	—	17,248,213
Written option contracts, at value (premiums received $216,791, $0, $27,474)	91,616	—	15,480
Payable for investments purchased	25,660,052	—	8,312,947
Payable to broker for dividends and interest on securities sold short	126,125	—	147,997
Payable for reverse repurchase agreements, at value (proceeds $0, $0, $17,901,000)	—	—	17,901,000
Payable to Advisor	382,647	67,886	368,233
Payable for Portfolio shares redeemed	1,877,996	228,201	3,487,638
Unrealized depreciation on swap contracts	51,491	841,705	817,771
Swap payments received	—	816,375	613,340
Payable for interest on reverse repurchase agreements	—	—	19,739
Payable for swap interest	89,458	—	92,442
Payable for variation margin	—	—	17,281
Total Liabilities	120,515,679	1,954,167	49,042,081
Net Assets	$210,858,141	$39,003,659	$183,315,649
Net Assets Consist of:
Shares of beneficial interest	$207,110,464	$38,182,859	$292,081,531
Undistributed net investment income (loss)	(2,110,072)	—	(1,759,986)
Accumulated net realized gain (loss)	(16,265,151)	102,385	(88,830,240)
Net unrealized appreciation (depreciation) on:
Investments	16,218,717	43,015	(21,700,256)
Foreign currency and foreign currency translation	47,253	—	(111,546)
Securities sold short	3,621,682	—	3,579,070
Futures contracts	—	—	77,720
Written option contracts	125,175	—	11,994
Swap contracts	2,110,073	675,400	(32,638)
Total Net Assets	$210,858,141	$39,003,659	$183,315,649
Shares outstanding (unlimited shares authorized, $0.001 par value)	25,762,331	3,947,572	21,043,858
Net asset value, offering and redemption price per share	$8.18	$9.88	$8.71

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF OPERATIONS

	For the Year Ended December 31, 2015
	Long/Short Equity	Managed Futures Strategies (Consolidated)	Relative Value — Long/Short Debt
Investment Income:
Dividend income (net of foreign withholding tax of $60,898, $0, $29,141)	$2,420,191	$—	$529,019
Interest income (net of foreign withholding tax of $0, $0, $1,805)	63,956	34,758	29,079,996
Total Investment Income	2,484,147	34,758	29,609,015
Expenses:
Investment advisory fees (See Note 7)	5,051,878	900,721	7,422,511
Operating service fees (See Note 7)	721,696	129,370	1,061,705
Total operating expenses before dividends and interest on short positions	5,773,574	1,030,091	8,484,216
Dividends and interest on short positions	3,812,433	234,722	3,249,143
Total Expenses	9,586,007	1,264,813	11,733,359
Net Investment Income (Loss)	(7,101,860)	(1,230,055)	17,875,656
Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments	13,175,822	59,745	(53,187,276)
Foreign currency and foreign currency translation	(69,933)	—	(6,669,058)
Forward contracts	—	—	4,596,634
Securities sold short	6,318,681	—	7,846,982
Futures contracts	—	—	(2,775,878)
Written option contracts	1,311,325	—	196,208
Swap contracts	195,632	5,949,991	(3,582,858)
Net Realized Gain (Loss)	20,931,527	6,009,736	(53,575,246)
Change in unrealized appreciation (depreciation) on:
Investments	(9,682,139)	(46,140)	12,200,270
Foreign currency and foreign currency translation	(5,055)	—	(282,611)
Securities sold short	670,984	—	(452,747)
Forward contracts	—	—	(1,096,706)
Written option contracts	(1,372)	—	(120,253)
Futures contracts	—	—	658,744
Swap contracts	1,632,390	(6,960,933)	1,921,512
Net Change in Unrealized Appreciation (Depreciation)	(7,385,192)	(7,007,073)	12,828,209
Net Realized and Unrealized Gain (Loss)	13,546,335	(997,337)	(40,747,037)
Net Increase (Decrease) in Net Assets Resulting from Operations	$6,444,475	$(2,227,392)	$(22,871,381)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Long/Short Equity	Managed Futures Strategies (Consolidated)	Relative Value — Long/Short Debt
Net Assets, December 31, 2013	$329,033,280	$65,499,136	$543,609,187
2014:
Operations:
Net investment income (loss)	(7,973,862)	(1,287,776)	27,155,227
Net realized gain (loss)	22,586,430	(2,513,115)	(9,794,304)
Change in unrealized appreciation (depreciation)	(2,417,703)	696,823	(40,005,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,194,865	(3,104,068)	(22,644,875)
Capital Share Transactions:
Proceeds from shares sold	162,622,531	13,765,364	415,599,552
Cost of shares redeemed	(139,399,890)	(31,829,297)	(298,032,864)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,222,641	(18,063,933)	117,566,688
Total Increase/(Decrease) in Net Assets	35,417,506	(21,168,001)	94,921,813
Net Assets, December 31, 2014*	364,450,786	44,331,135	638,531,000
* Including undistributed net investment income (loss)	$(622,801)	$—	$(334,175)
2015:
Operations:
Net investment income (loss)	$(7,101,860)	$(1,230,055)	$17,875,656
Net realized gain (loss)	20,931,527	6,009,736	(53,575,246)
Change in unrealized appreciation (depreciation)	(7,385,192)	(7,007,073)	12,828,209
Net Increase (Decrease) in Net Assets Resulting from Operations	6,444,475	(2,227,392)	(22,871,381)
Capital Share Transactions:
Proceeds from shares sold	66,250,756	34,437,832	27,853,222
Cost of shares redeemed	(226,287,876)	(37,537,916)	(460,197,192)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,037,120)	(3,100,084)	(432,343,970)
Total Increase/(Decrease) in Net Assets	(153,592,645)	(5,327,476)	(455,215,351)
Net Assets, December 31, 2015**	$210,858,141	$39,003,659	$183,315,649
** Including undistributed net investment income (loss)	$(2,110,072)	$—	$(1,759,986)

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

1. ORGANIZATION

Underlying Funds Trust (the "UFT") is an open-end management investment company organized as a Delaware statutory trust and operates in a fund-of-funds structure. The UFT is comprised of three series of mutual funds, all of which are diversified, open-ended management investment companies (the "Portfolios"). Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to the affiliated, publicly offered series of Hatteras Alternative Mutual Funds Trust (the "Funds").

As of December 31, 2015, the UFT consisted of the following Portfolios:

•  Long/Short Equity Portfolio

•  Managed Futures Strategies Portfolio

•  Relative Value — Long/Short Debt Portfolio

Hatteras Alternative Mutual Funds Trust (the "Trust") (until February 26, 2010, the Trust was known as AIP Alternative Strategies Funds) was organized as a Delaware statutory trust on April 12, 2002. The Trust is registered under the 1940 Act. The Trust is an open-ended management investment company issuing eight diversified series of shares to investors including: Hatteras Alpha Hedged Strategies Fund ("Alpha"), Hatteras Alternative Multi-Manager Fund ("Alt. Multi-Manager"), Hatteras Event Driven Fund ("Event Driven"), Hatteras Long/Short Debt Fund ("Long/Short Debt"), Hatteras Long/Short Equity Fund ("Long/Short Equity"), Hatteras Managed Futures Strategies Fund ("Managed Futures"), Hatteras Market Neutral Fund ("Market Neutral") and Hatteras Disciplined Opportunity Fund ("Disciplined Opportunity"). Alpha commenced operations on September 23, 2002. Alt. Multi-Manager, Long/Short Debt, and Long/Short Equity commenced operations on May 2, 2011. Managed Futures commenced operations on September 27, 2012. Market Neutral commenced operations on June 30, 2015. Until June 30, 2015, Hatteras Alternative Multi-Manager Fund was known as Hatteras Hedged Strategies Fund. Each Fund of the Trust has its own investment objective and policies. As a mutual fund of funds, each Fund, with the exception of Event Driven and Market Neutral, pursues its investment objective by investing in other affiliated mutual funds in the Trust or in the UFT.

Under a fund-of-funds structure, each Fund other than Event Driven and Market Neutral, invests all of its investible assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by Hatteras Funds, LLC (the "Advisor") and the Portfolios are advised by the Sub-Advisors. The Advisor and the Board of Trustees (the "Board") may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

Managed Futures Strategies may invest up to 25% of its total assets in Hatteras Trading Advisors (the "Subsidiary"). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by Managed Futures Strategies and is therefore consolidated. All intercompany balances, revenues, and expenses have been eliminated in consolidation.

The Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification 946 Financial Services — Investment Companies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the period. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the UFT.

Cash — Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The UFT has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. Restricted cash includes deposits for short sales.

Security Valuation — The Funds' investments in the UFT are valued based on the net asset values of the UFT. These net assets values come from the valuation of the underlying investments in the UFT. Investments in the Portfolios of the UFT are valued in the following manner:

Exchange-traded and over-the-counter securities are valued at the closing price of the applicable exchange on the day the valuation is made. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or from brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

bid and asked prices. Futures are valued at the last reported sale price on the exchange on which they are traded or at the mean of the last bid and asked prices. Foreign securities are valued in their local currencies as of the close of the primary exchange or as of the close of the domestic markets, whichever is earlier. Foreign securities are then converted into U.S. dollars using the applicable currency exchange rates as of the close of the domestic markets.

Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. When a furnished price is significantly different from the previous day's price, the Advisor will review the price to determine if it is appropriate. When prices are not readily available, or are determined to not reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolios calculate their net asset value, the Portfolios may value their securities or fair value as determined in accordance with procedures approved by the Board of Trustees. The financial statements may include adjustments made subsequent to December 31, 2015 related to subsequent valuation information obtained. There were no such adjustments made to the value of investments as of December 31, 2015.

Various inputs are used in determining the value of the Portfolios' investments. A summary of the inputs used to value the Portfolio's net assets as of December 31, 2015 is located in a table following each Portfolio's Schedule of Investments in these financial statements. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions, Investment Income and Realized Gain and Loss — Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Capital gain distributions received are recorded as capital gains.

Repurchase Agreements — The Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. The Portfolios will receive, as collateral; securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolios in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Portfolio will segregate assets determined to be liquid by the Advisor or otherwise cover its obligations under reverse repurchase agreements.

Foreign Currency Translations and Transactions — The Portfolios may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

The Portfolios may enter into forward currency exchange contracts obligating a Portfolio to deliver and receive a currency at a specified future date. The Portfolios are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolios use forward currency exchange contracts to gain exposure to, and to hedge against changes in the value of foreign currencies. With forward currency exchange contracts, there is minimal counter-party credit risk to the Portfolio since forward currency exchange contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded forward currency exchange contracts, guarantees the forward currency exchange contracts against default. Unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract is closed.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Convertible Securities — The Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Warrants — The Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios' entire investment therein).

Short Sales — The Portfolios may engage in short sale transactions. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect the Portfolios under circumstances when the stock price of a portfolio holding is deteriorating. For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, subsequently is marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices that could differ from the amount reflected in the Statements of Assets and Liabilities. The Portfolios are liable for any dividends or interest payable on securities while those securities are in a short position. Dividends received on short positions are categorized as dividend expense in the Statements of Operations. As collateral for its short positions, the Portfolios are required to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

Restricted Securities — The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be illiquid, whereby the prompt sale of these securities at their stated value may be difficult. Information regarding restricted securities held by each Portfolio is included in the Schedule of Investments of the UFT.

To Be Announced ("TBA") Transactions — The Portfolios may purchase securities on a forward commitment or on a 'To Be Announced" basis. The Portfolios record TBA transactions on the trade date and segregate with the custodian qualifying assets that have sufficient value to make payment for the securities purchased. TBA securities are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. During the year ended December 31, 2015, the Portfolios did not engage in any TBA transactions.

Bank Loans — The Portfolios may purchase senior secured floating rate loans or senior secured floating rate debt securities (collectively "Bank Loans"). Bank Loans are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Investments in Bank Loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of a Portfolio's investments and a potential decrease in the NAV of the Portfolio. Some of the Bank Loans in which the Portfolios will invest may be secured by specific collateral, however there can be no assurance that such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, a Portfolio's access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Bank Loan.

There is no organized exchange on which Bank Loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of Bank Loans than for securities with a more developed secondary market and the Portfolios may not realize full value in the event of the need to sell a Bank Loan. To the extent that a secondary market does exist for

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some Bank Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Bank Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Portfolios, such as invalidation of the Bank Loans or causing interest previously paid to be refunded to the borrower. Investments in Bank Loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Bank Loans for investment by the Portfolios may be adversely affected. Many Bank Loans are not registered with the Securities and Exchange Commission or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most Bank Loans than is the case for many other types of securities. Although a Bank Loan may be senior to equity and other debt securities in a borrower's capital structure, such obligations may be structurally subordinated to obligations of the borrower's subsidiaries.

Consolidation of Subsidiary — The financial statements of Managed Futures Strategies include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Managed Futures may invest up to 25% of its total assets in its Subsidiary. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Managed Futures' investment objectives and policies.

The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation ("CFC") not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary's net income and capital gains, if any, will be included each year in Managed Futures' investment company taxable income.

Taxes and Distributions to Shareholders — The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2015. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits or uncertain tax positions in the statements of operations. During the year ended December 31, 2015, the Portfolios did not incur any interest or penalties.

Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2015, open Federal tax years include the tax years ended December 31, 2012 through December 31, 2015, and open North Carolina tax years include the tax years ended December 31, 2012 through December 31, 2015. The Portfolios have no examinations in progress.

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered. The Portfolios, therefore, are only available to the affiliated, publicly offered Funds making the Portfolios controlled entities under the tax rules. Due to the tax rules related to controlled entities, when a Fund redeems shares of one of the Portfolios of the UFT, the proceeds are considered a distribution or dividend for tax purposes, rather than a redemption or sale. Consequently, to the extent that the Portfolio has earnings and profits, a portion of the proceeds will be dividend income to the Fund and any remaining amount is considered a non-taxable return of capital. The Funds do not record the dividend income for book purposes, but recognizes the distribution of income to shareholders on the Statements of Changes in Net Assets.

Guarantees and Indemnifications — In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Master Netting Arrangements — UFT is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. A summary of the effects of these Master Netting Arrangements on the Statements of Assets and Liabilities as of December 31, 2015, is located in a table following each Portfolio's Schedule of Investments in these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

3. DERIVATIVE TRANSACTIONS

The Portfolios utilized derivative instruments during the year ended December 31, 2015. The Portfolios' use of derivatives included credit defaults swaps, interest rate swaps, total return swaps, futures, options, and currency forward contracts. The Portfolios utilize derivatives for risk management, hedging activities, risk-taking, and speculative purposes.

Long/Short Equity — The Long/Short Equity Portfolio uses options to implement its strategy of achieving returns moderately correlated to equity markets with a lower level of volatility. The Portfolio uses purchased options in order to provide protection against adverse price effects from anticipated changes in prevailing prices of securities. In addition, the Portfolio uses written options to earn premium income and to assure a definite price for a security that the Portfolio has considered selling.

Managed Futures Strategies — The Managed Futures Portfolio uses total return swaps, instead of investing directly in a portfolio consisting of futures contracts, to achieve its investment objective of positive returns in rising and falling equity markets with lower levels of volatility.

Relative Value — Long/Short Debt — The Relative Value — Long/Short Debt Portfolio uses credit default swaps, interest rate swaps, futures, options, and currency forward contracts to implement its strategy of achieving total return through current income, capital preservation, and capital appreciation. The credit default swaps are used as a more effective, and liquid, method to take risk positions, rather than investing in the cash markets. Currency forward contacts were used to hedge against any potential foreign exchange fluctuation when the Portfolio invests in foreign securities. The Portfolio used futures for hedging purposes and to maintain appropriate levels of duration and convexity in the strategies fixed income portfolios. The Portfolio uses long options to take speculative positions, while also writing options to provide an additional source of revenue to the Portfolio.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by an account. The success of derivatives strategies will also be affected by the Advisor's or Sub-Advisor's ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The following are descriptions of each type of derivative used during the period in the Portfolios:

Credit Default Swaps

A credit default swap (CDS) is a financial contract between two parties, where the seller of the CDS will compensate the buyer in the event of a loan default or other credit event. The buyer of the CDS makes a series of payments (the CDS "fee" or "spread") to the seller and, in exchange, receives a payoff if the loan defaults.

Credit default swaps have two primary risks: counterparty risk and liquidity risk. Counterparty risk is the risk that the other party to the transaction will not honor its contractual obligation. Liquidity risk is the risk that buyers and sellers may become scarcer in periods of market volatility, making it difficult to close the position.

Total Return Swaps

A total return swap agreement (TRS) is a financial contract between two parties, where one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. In total return swaps, the underlying asset, referred to as the reference asset, is usually an equity index, loans, or bonds. This is owned by the party receiving the set rate payment.

Similar to CDS, total return swaps involve counterparty and liquidity risk.

Interest Rate Swaps

An interest rate swap is a financial contract between two parties, where one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act Title VII ("Dodd-Frank"), certain swap instruments are required to be centrally cleared. Currently, the Portfolios centrally clear Interest Rate Swaps and certain CDS. Through central clearing, counterparty and liquidity risk are mitigated through the use of swap execution facilities and registered swap clearinghouses.

Futures

A futures contract is a standardized contract between two parties to buy or sell a specified asset of standardized quantity and quality for a price agreed upon today (the futures price or strike price) with delivery and payment occurring at a specified future date, the delivery date. The contracts are bought and sold on a futures exchange, which acts as an intermediary between the two parties. In many cases, the

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Futures (continued)

underlying asset to a futures contract may be any financial instrument (also including currency, bonds, and stocks); they can be also based on intangible assets or referenced items, such as stock indexes and interest rates.

Futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk. In addition, unlike option contracts, where the buyer of the option can lose no more than the cost of the premium, both the buyer and the seller of a futures contract face potentially unlimited losses. The futures contract is a legally binding agreement to buy or sell the underlying index at the agreed price, no matter what the level of the index is at maturity of the contract.

Futures have minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse serves as the counterparty to all exchange traded futures, thereby guaranteeing the buyer or seller against default by the counterparty.

Options

Call options give the owner the option to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Portfolios realize a gain or loss from the sale of the security (or closing of the short sale).

Although option techniques can increase investment return, they can also involve a relatively higher level of risk. The writing (selling) of uncovered options involves a theoretically unlimited risk of a price increase or decline, as the case may be, in the underlying security. The expiration of unexercised long option positions effectively results in loss of the entire cost or premium paid for the option. Option premium costs, as well as the cost of covering options written by the Portfolios, can reduce or eliminate position profits or create losses as well.

With options, there is minimal counterparty credit risk to the Portfolios since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

The premiums received by the Portfolios during the year ended December 31, 2015, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Options outstanding at December 31, 2014	$205,645	$189,690
Options written	4,257,843	2,806,287
Options closed	(2,223,914)	(2,763,397)
Options exercised	(393,725)	—
Options expired	(1,629,058)	(205,106)
Options outstanding at December 31, 2015	$216,791	$27,474

The number of option contracts written by the Portfolios during the year ended December 31, 2015, were as follows:

	Long/Short Equity	Relative Value — Long/Short Debt
Options outstanding at December 31, 2014	4,625	1,429
Options written	50,234	33,979
Options closed	(29,340)	(32,745)
Options exercised	(2,630)	—
Options expired	(21,922)	(2,029)
Options outstanding at December 31, 2015	967	634

Further information regarding derivative activity for each Portfolio can be found in the Schedule of Investments.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

3. DERIVATIVE TRANSACTIONS (CONTINUED)

Forwards

Similar to a futures contract, a forward contract specifies the exchange of goods (generally a pre-determined amount of a foreign currency) for a specified price at a specified future date. However, forward contracts are not standardized nor traded on an exchange. Therefore, forward contracts are subject to counterparty risk, or the risk that the other party to the transaction will not honor its contractual obligation.

In addition, as the principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade these markets can experience periods of illiquidity, sometimes of significant duration. Disruptions can occur in any currency market traded by a Portfolio due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward trading, to the possible detriment of a Portfolio. Market illiquidity or disruption could result in significant losses.

4. OWNERSHIP BY AFFILIATED PARTIES

As of December 31, 2015 the five affiliated series of Hatteras Alternative Mutual Funds Trust had the following ownership of each of the Funds and Portfolios:

	Alpha	Long/Short Equity	Long/Short Debt	Alt. Multi- Manager	Managed Futures
Event Driven*	82.33%	0.00%	0.00%	17.67%	0.00%
Long/Short Equity Portfolio	63.32%	26.43%	0.00%	10.25%	0.00%
Managed Futures Strategies Portfolio	98.16%	0.00%	0.00%	0.00%	1.84%
Market Neutral*	88.09%	0.00%	0.00%	11.91%	0.00%
Relative Value — Long/Short Debt	23.56%	0.00%	75.57%	0.87%	0.00%

*  The Event Driven Fund and the Market Neutral Fund are affiliated registered investment companies under the 1940 Act, but are not publicly offered and therefore is only available to the affiliated, publicly offered series of the Funds.

Investment Objectives

As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

Long/Short Equity

Investment Objective

The Long/Short Equity Portfolio seeks to achieve consistent returns with moderate correlation to traditional U.S. equities market indices and lower volatility of monthly returns over a market cycle. A market cycle is three to five years

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity related securities that afford strategic and tactical opportunities to employ relative value and long and/or short strategies. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, options and futures contracts, privately negotiated options, and shares of investment companies. The Portfolio seeks to achieve its objective by allocating its assets among a professionally selected group of one or more Sub-Advisors that employ a variety of investment techniques and strategies. By allocating its assets among one or more Sub-Advisors, the Portfolio seeks to achieve its investment objective with less risk and lower volatility than if the Portfolio utilized a single manager or single strategy approach. The Advisor believes that allocating among dissimilar investment styles that utilize different investment strategies and securities provides greater diversification against any market or sector related event volatility. Such a non-correlative approach among styles is expected to mitigate near-term volatility, as volatility in one sector or style may be offset by lack of volatility or volatility in the opposite direction in another sector or style.

The principal strategies to be employed by the Portfolio include:

Long/Short Equity — Generalist: Long/Short Equity Generalist strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies are broadly diversified and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Long/Short Equity Generalist managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities — both long and short.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Long/Short Equity (continued)

Long/Short Equity Sector Focused: Long/Short Equity Sector Focused strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the market in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity Sector Focused strategies typically maintain a primary focus in this area or expect to maintain in excess of 50% of portfolio exposure to these sectors over various market cycles.

Long/Short Equity International: Long/Short Equity International strategies employ investment processes designed to identify opportunities in securities in specific niche areas of the global non-US market, in which a manager maintains a level of expertise which exceeds that of a market generalist in identifying companies engaged in the production and procurement of inputs to industrial processes, and implicitly sensitive to the direction of price trends as determined by shifts in supply and demand factors, and implicitly sensitive to the direction of broader economic trends. Long/Short Equity International strategies typically maintain a primary focus in this area and expects to maintain in excess of 50% of portfolio exposure to non-US securities.

Variable Based Strategies: Variable Biased strategies may vary the investment level or the level of long and/or short exposure over market cycles, but the primary distinguishing characteristic is that the manager seeks to drive performance through tactical adjustments to gross and net market exposures. Variable Biased strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics of the underlying companies as well as the global economic environment. The investment theses may be fundamental or technical in nature and a manager has a particular focus above that of a market generalist.

Managed Futures Strategies

Investment Objective

The Managed Futures Strategies Portfolio seeks to achieve positive returns in both rising and falling equity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by traditional equity markets.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio will allocate its assets to a "managed futures" strategy, which includes as a component, a "fixed income" sub-strategy. The managed futures strategy is intended to capture macroeconomic trends in the commodities and financial futures markets, and the fixed income strategy is intended to generate interest income and capital appreciation to add diversification to the returns generated by the Portfolio's portfolio. The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

The principal strategies to be employed by the Portfolio include:

Managed Futures: The Portfolio pursues its managed futures strategy primarily by investing up to 25% of its total assets in Hatteras Trading Advisors, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio. The Subsidiary is subject to compliance policies and procedures that are the same as the Portfolio's compliance policies and procedures. The Subsidiary invests the majority of its assets in accounts, including collateral accounts for the purpose of entering into swap transactions, ("Trading Accounts") traded by third-party commodity trading advisors ("Trading Advisors"). The Advisor monitors the performance of the Trading Advisors and Trading Accounts and seeks to achieve the Portfolio's investment objective by allocating and reallocating the Subsidiary's assets among Trading Accounts. The Advisor may decide to not allocate or reallocate assets to all Trading Accounts and may decide to not allocate assets evenly among the Trading Accounts. The Advisor allocates the assets of the Subsidiary among the Trading Accounts to provide exposure to each Trading Advisor's managed futures programs which the Advisor believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Portfolio's exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. "Managed futures program" refers to a Trading Advisor's particular trading strategy or strategies which contribute to the Portfolio's overall managed futures investment strategy. The Advisor expects the Trading Advisors to trade independently of each other and, as a group, to employ a wide variety of discretionary and systematic managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets.

Managed Futures — Discretionary: The Portfolio may employ discretionary strategies that are primarily reliant on the evaluation of market data, relationships and influences, as interpreted by an individual or group of individuals who make decisions on Portfolio positions. These strategies employ an investment process most heavily influenced by top down analysis of macroeconomic variables. Positions may be traded actively in developed and emerging markets, focusing on both absolute and relative levels on equity markets, interest rates/fixed income markets, currency and commodity markets and frequently employing spread trades to isolate a differential between instruments identified by the Trading Advisor to be inconsistent with expected value. Portfolio positions typically are predicated on the evolution of

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Managed Futures Strategies (continued)

investment themes the Trading Advisor expects to materialize over a relevant timeframe, which in many cases contain contrarian or volatility focused components.

Managed Futures — Systematic: The Portfolio may employ systematic strategies that implement processes typically as a function of mathematical, algorithmic and technical models, with little or no influence of individuals over the Portfolio positioning. These strategies employ an investment process designed to identify opportunities in markets exhibiting trending or momentum characteristics across individual instruments or asset classes. These strategies typically employ quantitative processes which focus on statistically robust or technical patterns in the return series of the asset, and typically focus on highly liquid instruments and maintain shorter holding periods than either discretionary or mean reverting strategies.

Although some strategies seek to employ counter trend models, these strategies benefit most from an environment characterized by persistent, discernable trending behavior.

Fixed Income: The Portfolio expects to allocate the Portfolio's assets that are not allocated to the Managed Futures Strategy to a fixed income strategy that invests primarily in investment grade fixed income securities (of all durations and maturities) and ETFs in order to generate interest income and capital appreciation, which may add diversification to the returns generated by the Portfolio's managed futures portfolio. The fixed income strategy may also include investments in exchange-traded notes ("ETNs").

Relative Value-Long/Short Debt

Investment Objective

Relative Value-Long/Short Debt Portfolio seeks to achieve total return through current income, capital preservation and capital appreciation.

Principal Investment Strategies and Policies

To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in long/short strategies that utilize debt and debt-related securities. Such strategies are designed to allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The Portfolio has no policy with respect to the rating or maturity of the debt securities in which it may invest and thus may invest in debt securities of varying qualities and maturities, including bonds commonly referred to as "junk bonds." The Portfolio may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements. Derivative instruments in which the Portfolio may invest include options, futures and swaps. The Portfolio invests in these types of instruments to both reduce risk through hedging, or to take market risk. The Portfolio may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. While the Portfolio may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities. The Portfolio may also invest up to 100% of it's assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds ("ETFs"). The Advisor expects that the Portfolio's investment strategy may result in a portfolio turnover rate in excess of 100% on an annual basis.

Relative Value-Long/Short Debt: These strategies are designed to take advantage of perceived discrepancies in the market prices of certain fixed income securities, certain convertible bond, common stock, and derivative securities and attempts to achieve total return through current income, capital preservation and capital appreciation. These strategies are based on credit assessments of individual issues and sectors and are effectuated by expressing views on specific credits by taking long and/or short positions in cash debt and debt-related securities, which may include corporate debt, sovereign debt, credit derivatives, common and preferred stock, options and futures contracts, privately negotiated options, shares of investment companies, bonds, credit derivatives and other financial instruments.

Multi-Strategy/Relative Value: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on realization of a spread between related yield instruments in which one or multiple components of the spread contains a fixed income, derivative, equity, real estate, master limited partnership or combination of these or other instruments.

Credit Arbitrage: The Portfolio may employ long and/or short strategies designed to isolate attractive opportunities in corporate fixed income securities; these include both senior and subordinated claims as well as bank debt and other outstanding obligations, structuring positions with little or no broad credit market exposure.

Fixed Income Corporate: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a corporate fixed income instrument.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

4. OWNERSHIP BY AFFILIATED PARTIES (CONTINUED)

Relative Value-Long/Short Debt (continued)

Fixed Income — Sovereign: The Portfolio may employ long and/or short strategies designed to take advantage of an investment thesis which is predicated on the realization of a spread between related instruments in which one or multiple components of the spread is a sovereign fixed income instrument.

Fixed Income and High Yield Investment Strategies: The Portfolio may employ long and/or short strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly referred to as "junk bonds."

Swap Strategies: The Portfolio may use credit default swaps to maintain appropriate portfolio duration and convexity levels. The Portfolio may also enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Also, credit default swaps provide an efficient tool for managing portfolio risk and thus are exclusively used for risk management activities.

5. INVESTMENT TRANSACTIONS

Costs of purchases and proceeds from sales of securities for the year ended December 31, 2015 for the Portfolios (excluding short-term investments) are as follows:

	Long/Short Equity	Managed Futures Strategies	Relative Value — Long/Short Debt*
Purchases of securities	$1,629,928,900	$—	$452,528,108
Sales of securities	1,740,548,740	—	844,495,718

*  Includes $3,804,388 of purchases and $7,920,928 of sales of U.S. Government Securities. U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds and notes.

6. FEDERAL INCOME TAXES

The cost basis of investments for federal income tax purposes at December 31, 2015 were as follows:

	Long/Short Equity	Managed Futures	Relative Value — Long/Short Debt
Cost of Investments	$208,146,254	$29,188,158	$213,163,224
Gross tax unrealized appreciation	22,323,547	702,488	4,312,730
Gross tax unrealized depreciation	(20,673,457)	(531,660)	(28,451,610)
Net tax unrealized appreciation (depreciation)	$1,650,090	$170,828	$(24,138,880)

The differences between book and tax basis of investments is attributable to a variety loss deferrals and other temporary differences related to the tax treatment of income from the Portfolios' investments.

At December 31, 2015, the components of accumulated earnings/(losses) on a tax basis for the Portfolios were as follows:

	Long/Short Equity	Managed Futures	Relative Value — Long/Short Debt
Net tax unrealized appreciation (depreciation) on investments	$1,650,090	$170,828	$(24,138,880)
Net unrealized on shorts and written options	3,746,857	—	3,591,064
Capital loss carryover	—	(25,428)	(88,056,639)
Other accumulated earnings/(losses)	(1,649,270)	675,400	(161,427)
Total accumulated earnings/(losses)	$3,747,677	$820,800	$(108,765,882)

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

The Portfolios hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

As of December 31, 2015, the Portfolios had accumulated capital loss carryovers of:

	Long/Short Equity	Managed Futures
Capital loss carryover	$—	$25,428[3]
Expiration date	N/A	Unlimited
	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	$2,583,689[1,2]	$12,809,960[2]
Expiration date	12/31/2016	12/31/2017
	Relative Value — Long/Short Debt	Relative Value — Long/Short Debt
Capital loss carryover	$12,770,832[2]	$59,892,158[4]
Expiration date	12/31/2018	Unlimited

There were no capital loss carryovers utilized for any Portfolios during the year.

1  The entire amount of $2,583,689 is related to the Merger of Underlying Funds Trust — Arbitrage -1 Portfolio.

2  Capital loss carryover is considered short-term.

3  Capital loss carryover is considered $9,490 short-term and $15,938 long-term.

4  Capital loss carryover is considered $37,526,899 short-term and $22,365,259 long-term.

During the year ended December 31, 2015, $3,364,912 in capital loss carryovers expired in Relative Value — Long/Short Debt.

At December 31, 2015, the following Portfolios deferred, on a tax basis, losses of:

	Post October	Late Year Ordinary Loss
Long/Short Equity	$733,998	$—
Managed Futures	—	—
Relative Value — Long/Short Debt	—	—

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2014 were as follows:

	Long/Short Equity	Managed Futures	Relative Value — Long/Short Debt
Ordinary income	$—	$—	$—
Long term capital gain	—	—	—
Total distributions paid	—	—	—
Return of capital*	116,849,258	31,839,023	270,084,237
Long term capital gain distributions from redemptions	22,589,346	—	—
Taxable overdistributions	—	—	—
Ordinary income distributions from redemptions*	—	—	27,978,229
Total redemptions characterized as distributions for tax purposes	$139,438,604	$31,839,023	$298,062,466

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

6. FEDERAL INCOME TAXES (CONTINUED)

The tax character of distributions and redemptions for the Portfolios for the year ended December 31, 2015 were as follows:

	Long/Short Equity	Managed Futures	Relative Value — Long/Short Debt
Ordinary income	$—	$—	$—
Long term capital gain	—	—	—
Total distributions paid	—	—	—
Return of capital*	208,543,665	37,537,915	445,785,235
Long term capital gain distributions from redemptions	9,533,113	—	—
Taxable overdistributions	—	—	—
Ordinary income distributions from redemptions*	8,500,117	—	14,411,957
Total redemptions characterized as distributions for tax purposes	$226,576,895	$37,537,915	$460,197,192

*  Certain redemptions were deemed as distributions for income tax purposes due to Alpha, Long/Short Debt, Long/Short Equity, Alt. Multi-Manager and Managed Futures' ownership of the respective UFT's.

For the year ended December 31, 2015, the following adjustments were made on the Statements of Assets and Liabilities for permanent tax adjustments:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Long/Short Equity portfolio	$5,614,589	$(23,645,176)	$18,030,587
Managed Futures	1,230,055	(5,973,717)	4,743,662
Relative Value — Long/Short Debt	(19,301,467)	8,061,308	11,240,159

The permanent differences primarily relate to foreign currency, Net Operating Losses, Real Estate Investment Trust (REIT) adjustments, certain debt instruments and exchange traded fund adjustments with differing book and tax methods.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including the unlimited carryover of future short-term or long-term capital losses, there may be a greater likelihood that all or a portion of each Fund's pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

7. RELATED PARTY TRANSACTIONS AND OTHER

Investment Advisor — Pursuant to the Investment Advisory Agreement (the "Advisory Agreement"), the Portfolios pay the Advisor monthly an annual advisory fee of 1.75% of the Portfolios' average daily net assets. The Advisor has also entered into an Operating Services Agreement (the "Services Agreement") with the Portfolios to provide virtually all day-to-day services to the Portfolios. The Portfolios pay the Advisor an annual operating services fee of 0.25% of the Portfolios' average daily net assets.

Under the terms of the Agreements, subject to the supervision of the Board, the Advisor will provide, or arrange to provide, essentially all day-to-day portfolio, administrative and operational services to the Portfolios. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Portfolios as well as related bookkeeping expenses.

Distribution — Hatteras Capital Distributors, LLC, an affiliate of the Advisor, serves as the distributor (the "Distributor") for the Funds. Each Portfolio is an affiliated registered investment company under the 1940 Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

UFT Maximum Fund Fees and Expenses — The maximum, aggregate fee of the Advisory and Operating Services Agreement is capped at 2.00% of the average net assets of each Portfolios daily average net assets, excluding brokerage commissions and portfolio trading transfer tax, interest on the Funds' and the Portfolios' borrowings, dividends and interest paid on short sales, taxes, litigation, and other extraordinary expenses.

Pursuant to the sub-advisory agreements between the Advisor and various Sub-Advisors who provide services to the Funds, the Advisor compensates the Sub-Advisors based on the amount of average daily net assets of the Portfolio managed by the Sub-Advisor.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

7. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

Other Service Providers — US Bancorp Fund Services, LLC (the "Administrator") provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

Trustees and Officers — The Advisor pays each independent Trustee an annual retainer fee of $32,000 for service to the Funds and Portfolios. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each Portfolio were as follows:

	Long/Short Equity	Managed Futures Strategies	Relative Value — Long/Short Debt
Shares outstanding, January 1, 2014	42,312,000	6,140,827	56,473,518
Shares sold	20,521,864	1,337,143	42,442,382
Shares redeemed	(17,668,174)	(3,156,276)	(31,135,713)
Shares outstanding, December 31, 2014	45,165,690	4,321,694	67,780,187
Shares sold	8,011,183	3,398,977	2,956,866
Shares redeemed	(27,414,541)	(3,773,099)	(49,693,195)
Shares outstanding, December 31, 2015	25,762,332	3,947,572	21,043,858

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)". The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Portfolios' financial statements and related disclosures.

10. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 9, 2015, it was announced that certain principals of the Advisor (the "Company") had entered into an agreement to purchase the Company from RCS Capital Corporation. The Company purchased substantially all the assets related to the business operations of Hatteras Funds, LLC, the prior investment advisor to the Portfolios, and assumed certain liabilities of Hatteras Funds, LLC (the "Purchase"). The Purchase closed on January 5, 2016, and resulted in a change in control of Hatteras Funds, LLC and, therefore, constituted an "assignment" within the meaning of the 1940 Act of the existing investment management agreement between Hatteras Funds, LLC and the Portfolios. The existing investment management agreement between Hatteras Funds, LLC and the Portfolios automatically terminated upon its assignment pursuant to certain provisions of the 1940 Act and was replaced by a new investment advisory agreement between the Advisor and the Portfolios that was approved by shareholders of the Portfolios at a special meeting that commenced on January 21, 2016.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015

UNDERLYING FUNDS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Long/Short Equity	2015	2014	2013	2012	2011
Per Share Data:(1)
Net Asset Value, Beginning of Period	$8.07	$7.78	$6.82	$6.81	$6.34
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	(0.20)	(0.15)	(0.15)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	0.31	0.44	1.11	0.15	0.62
Total Gain (Loss) from Investment Operations	0.11	0.29	0.96	0.01	0.47
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$8.18	$8.07	$7.78	$6.82	$6.81
Total Return	1.44%	3.77%	14.07%	0.09%	7.41%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$210,858	$364,451	$329,033	$213,837	$231,324
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	3.32%	2.99%	2.92%	3.01%	2.88%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.00%	2.24%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.47)%	(1.88)%	(2.10)%	(2.04)%	(2.30)%
Ratio of dividends and interest on short positions to average net assets:	1.32%	0.99%	0.92%	1.01%	0.64%
Portfolio turnover rate	726%	486%	401%	274%	293%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,					Period from September 28, 2011 through December 31,
Managed Futures Strategies (consolidated)	2015	2014		2013	2012	2011(1)
Per Share Data:(2)
Net Asset Value, Beginning of Period	$10.26	$10.67		$9.95	$9.73	$10.00
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)	(0.24)	(0.23)		(0.21)	(0.20)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.14)	(0.18	)(4)	0.93	0.42	(0.22)
Total Gain (Loss) from Investment Operations	(0.38)	(0.41)		0.72	0.22	(0.27)
Less Dividends and Distributions:
Net investment income	—	—		—	—	—
Net realized gains	—	—		—	—	—
Total Dividends and Distributions	—	—		—	—	—
Net Asset Value, End of Period	$9.88	$10.26		$10.67	$9.95	$9.73
Total Return	(3.67)%	(3.83)%		7.24%	2.26%	(2.70	)%(5)
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$39,004	$44,331		$65,499	$70,175	$39,993
Ratio of expenses including dividends on short positions and interest expense to average net assets(6):	2.46%	2.29%		2.15%	2.06%	2.06	%(7)
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(6):	2.00%	2.00%		2.00%	2.00%	2.00	%(7)
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	(2.39)%	(2.26)%		(2.11)%	(2.00)%	(1.95	)%(7)
Ratio of dividends and interest on short positions average net assets:	0.46%	0.29%		0.15%	0.06%	0.06	%(7)
Portfolio turnover rate	0%	0%		0%	0%	0	%(5)

(1)  Commencement of operations for Managed Futures Strategies was September 28, 2011.

(2)  Information presented relates to a share of capital stock outstanding for the entire period.

(3)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(4)  Realized and unrealized losses per share is a balancing amount necessary to reconcile to the change in net asset value per share, and may not reconcile with the aggregate gains and losses in the Statement of Operations.

(5)  Not Annualized.

(6)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

(7)  Annualized.

The accompanying notes are an integral part of these financial statements.

UNDERLYING FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (continued)

UNDERLYING FUNDS TRUST (CONTINUED)

FINANCIAL HIGHLIGHTS (CONTINUED)

	Year Ended December 31,
Relative Value — Long/Short Debt	2015	2014	2013	2012	2011
Per Share Data(1):
Net Asset Value, Beginning of Period	$9.42	$9.63	$9.05	$8.50	$8.50
Gain (Loss) from Investment Operations:
Net investment income (loss)(2)	0.40	0.34	0.29	0.30	0.30
Net realized and unrealized gain (loss) on investments	(1.11)	(0.55)	0.29	0.25	(0.30)
Total Gain (Loss) from Investment Operations	(0.71)	(0.21)	0.58	0.55	—
Less Dividends and Distributions:
Net investment income	—	—	—	—	—
Net realized gains	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—
Net Asset Value, End of Period	$8.71	$9.42	$9.63	$9.05	$8.50
Total Return	(7.52)%	(2.12)%	6.39%	6.43%	0.00%
Ratios/Supplemental Data:
Net assets (000's omitted), end of period	$183,316	$638,531	$543,609	$180,844	$154,396
Ratio of expenses including dividends on short positions and interest expense to average net assets(3):	2.77%	2.46%	2.35%	2.55%	2.60%
Ratio of expenses excluding dividends on short positions and interest expense to average net assets(3):	2.00%	2.00%	2.00%	2.00%	2.25%
Ratio of net investment income (loss) including dividends on short positions and interest expense to average net assets:	4.21%	3.53%	3.09%	3.39%	3.54%
Ratio of dividends and interest on short positions to average net assets:	0.77%	0.46%	0.35%	0.55%	0.35%
Portfolio turnover rate	115%	167%	186%	249%	107%

(1)  Information presented relates to a share of capital stock outstanding for the entire period.

(2)  Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.

(3)  The ratio shown here reflects the expenses of the Portfolio net of any adjustments to the Investment Advisory Fees. See Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Underlying Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short, options written, futures contracts, swap contracts, and reverse repurchase agreements of Underlying Funds Trust, comprising Long/Short Equity Portfolio, Relative Value — Long/Short Debt Portfolio, and the consolidated schedules of investments and swap contracts and the accompanying consolidated statement of assets and liabilities of Managed Futures Strategies Portfolio (the "Funds"), as of December 31, 2015, and the related consolidated statements of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for each of the two years in the period then ended for Managed Futures Strategies Portfolio, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended for the Long/Short Equity Portfolio and Relative Value — Long/Short Debt Portfolio. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to December 31, 2014, were audited by other auditors whose report dated March 3, 2014, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other auditing procedures as appropriate in the circumstances. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Underlying Funds Trust as of December 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 26, 2016

SUPPLEMENTARY INFORMATION (UNAUDITED)

FEDERAL INCOME TAXES

Long Term Capital Gain Designation

The Portfolios hereby designate the following as a capital gain dividend with respect to the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year:

Long/Short Equity Portfolio	$—
Managed Futures Strategies Portfolio	—
Relative Value — Long/Short Debt Portfolio	—

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Long/Short Equity Portfolio	22.26%
Managed Futures Strategies Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	3.66%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was as follows:

Long/Short Equity Portfolio	15.81%
Managed Futures Strategies Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	1.99%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2015 was as follows:

Long/Short Equity Portfolio	0.00%
Managed Futures Strategies Portfolio	0.00%
Relative Value — Long/Short Debt Portfolio	100.00%

HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

To reduce expenses, the Portfolios may mail only one copy of the Portfolios' prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-569-2382 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

RESULTS OF SHAREHOLDER MEETING

(Unaudited)

Results of Shareholder Meeting (Unaudited)

On January 21, 2016, and February 2, 2016, the Funds held Special Combined Meetings of Shareholders to approve a number of proposals, listed below. All of the proposals were approved.

Proposal 1: To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Managed Futures Strategies Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of UFT;

Shares Voted For	Shares Voted Against	Shares Abstained
22,418,022	16,581	21,953

Proposal 2: To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund and the Hatteras Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT;

Shares Voted For	Shares Voted Against	Shares Abstained
22,425,741	14,359	16,456

Proposal 3: To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund and the Hatteras Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT;

Shares Voted For	Shares Voted Against	Shares Abstained
22,422,946	16,030	17,580

UNDERLYING FUNDS TRUST

EXPENSE EXAMPLE

December 31, 2015 (Unaudited)

The following Expense Example is presented for Long/Short Equity, Managed Futures Strategies, and Relative Value — Long/Short Debt (each, a "Portfolio" and together, "Portfolios"), each a series of the Underlying Funds Trust.

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. To the extent the Portfolios invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by funds in which the Portfolios invest in addition to the expenses of each Portfolio. Actual expenses of the Portfolios are expected to vary among each Portfolio. The Example below includes, but is not limited to, investment advisory fees and operating services fees. However, the Example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Based on Actual Total Return1

	Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Long/Short Equity
Actual	-2.86%	$1,000.00	$971.40	3.52%	$17.50
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,007.45	3.52%	17.82
Managed Futures Strategies
Actual	1.07%	$1,000.00	$1,010.70	2.44%	$12.38
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,012.89	2.44%	12.39
Relative Value
Actual	-8.25%	$1,000.00	$917.50	2.92%	$14.12
Hypothetical (5% return before expenses)	2.52%	1,000.00	1,010.48	2.92%	14.80

1  For the six-months ended December 31, 2015.

2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

UNDERLYING FUNDS TRUST

INDEPENDENT TRUSTEES APPROVAL OF SUB-ADVISORY AND TRADING ADVISORY AGREEMENTS

(Unaudited)

The Independent Trustees of the Board of Trustees (the "Independent Trustees") of Underlying Funds Trust (the "Trust"), i.e., those Trustees who are not "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, met in person on November 9, 2015, and December 9, 2015 and voted to approve new certain Sub-Advisory Agreements (the "Sub-Advisory Agreements") and Trading Advisory Agreements (the "Trading Advisory Agreements") among the Trust, on behalf of its series (the "Portfolios"), Hatteras Funds, LLC (the "Advisor") and the respective Sub-Advisors and Trading Advisors. The Independent Trustees received and discussed a memorandum from the Trust's legal counsel regarding the duties and responsibilities of the Independent Trustees under the Investment Company Act of 1940 in approving advisory agreements.

The Independent Trustees evaluated the quality of services expected to be provided by the sub-advisors to the Funds and the total compensation proposed to be paid to the sub-advisors. The Independent Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (i) the overall historical investment performances of the sub-advisors; (ii) the nature, scope and quality of the services to be provided by the sub-advisors; (iii) the costs of the services to be provided by the sub-advisors and the structure of the sub-advisors' fees; (iv) the extent to which economies of scale would be realized as an Underlying Fund grows and whether fee levels reflect any economies of scale for the benefit of shareholders; and (v) the profits to be realized by the sub-advisors and its affiliates from the relationship with the Underlying Funds.

None of these factors was determinative in the Independent Trustees' decision to approve the Sub-Advisory Agreements and the Trading Agreement, but each was a factor in the Independent Trustees' consideration.

The Independent Trustees next assessed the overall quality of services to be provided by the sub-advisors. The Independent Trustees considered the sub-advisors' specific responsibilities in all aspects of day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at the sub-advisors involved in the day-to-day portfolio activities. The Independent Trustees then concluded that the sub-advisors would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

Regarding each of the Sub-Advisors and Trading Advisors, the Independent Trustees considered, among other things, the following:

Apis Capital Advisors, LLC ("Apis"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Apis' long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Apis to the Long/Short Equity Portfolio, respectively. The Independent Trustees considered Apis' specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Apis involved in the day-to-day portfolio activities of the Long/Short Equity Portfolio. The Independent Trustees then concluded that Apis would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Apis. It was also noted, that due to the timing issues related to the changes in control at Apis and Hatteras, that Board consideration of two sub-advisory agreements would be necessary.

Coe Capital Management ("Coe"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Coe's fundamental, long/short equity strategy within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Coe's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees also noted that the Advisor was not aware of any regulatory or compliance issues with regard to Coe.

ISF Capital Management LLC ("ISF"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of ISF's investment processes within the current strategies employed by the Underlying Funds and its potential contribution to the Funds' overall performance. The Independent Trustees also considered management's view that ISF is a stable and profitable firm with good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that ISF's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to ISF.

Blue Jay Capital Management, LLC ("Blue Jay"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Blue Jay's long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees assessed the overall quality of services to be provided by Blue Jay to the Long/Short Equity Portfolio, respectively. The Independent Trustees considered Blue Jay's specific responsibilities in all aspects of day-to-day portfolio management of the Long/Short Equity Portfolio, as well as the qualifications, experience and responsibilities of the portfolio manager and other key personnel at Blue Jay involved in the day-to-day portfolio activities of the

UNDERLYING FUNDS TRUST

INDEPENDENT TRUSTEES APPROVAL OF SUB-ADVISORY AND TRADING ADVISORY AGREEMENTS

(Unaudited) (continued)

Long/Short Equity Portfolio. The Independent Trustees then concluded that Blue Jay would have sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Blue Jay's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Blue Jay.

Lorem Ipsum Management, LLC ("Lorem"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Lorem's investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered management's view that Lorem is a stable and profitable firm with good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Lorem's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Lorem. It was also noted, that due to the timing issues related to the changes in control at Lorem and Hatteras, that Board consideration of two sub-advisory agreements would be necessary.

Boardman Bay Capital Management, LLC ("Boardman"), a Sub-Advisor to the Long/Short Equity Portfolio: The Independent Trustees considered the favorable portfolio fit of Boardman's long/short investment processes within the current strategies employed by the Long/Short Equity Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Boardman's overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Boardman.

MP Securitized Credit Partners, L.P. ("MatlinPatterson"), a Sub-Advisor to the Relative Value Portfolio: The Independent Trustees considered the favorable portfolio fit of MatlinPatterson's opportunistic long/short credit hedge strategy focused on Europe within the current strategies employed by the Portfolio and its potential continued contribution to the Portfolio's overall performance. The Independent Trustees also considered that MatlinPatterson has a track record based on its management of multiple private funds. The Independent Trustees expressed their satisfaction with MatlinPatterson's presentation and responses to the Independent Trustees' questions. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that MatlinPatterson's policies and procedures regarding overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that it appeared MatlinPatterson had sufficient quality and depth of personnel, resources and investment methods essential to performing their duties under the sub-advisory agreement and that the nature, overall quality, and extent of the sub-advisory services were satisfactory.

Phoenix Investment Advisor, LLC ("Phoenix"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Phoenix's investment strategy in the Relative Value — Long/Short Debt Portfolio, and should provide diversification to investment strategies that are not otherwise currently represented. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Phoenix's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Phoenix.

Raven Rock Capital, LLC ("Raven Rock"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Raven Rock's multi-strategy investment processes within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered management's view that Raven Rock is a stable firm with near break-even profitability and good growth prospects. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Raven Rock's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Raven Rock.

Amundi Smith Breeden, LLC ("Smith Breeden"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered Smith Breeden's portfolio fit as a core allocation in Relative Value. The Board also noted that they had recently completed a thorough review of Smith Breeden at a Special Meeting on November 9, 2015, at which time they approved a sub-advisory agreement Smith Breeden. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Smith Breeden's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Smith Breeden.

Sound Point Capital Management, L.P. ("Sound Point"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered the favorable portfolio fit of Sound Point's fundamental and research intensive investment process within the current strategies employed by the Relative Value — Long/Short Debt Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Sound Point is a smaller, emerging firm, but that it is backed by a larger firm which should provide it with stability. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Sound

UNDERLYING FUNDS TRUST

INDEPENDENT TRUSTEES APPROVAL OF SUB-ADVISORY AND TRADING ADVISORY AGREEMENTS

(Unaudited) (continued)

Point's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Sound Point.

Lutetium Capital LP ("Lutetium"), a Sub-Advisor to the Relative Value — Long/Short Debt Portfolio: The Independent Trustees considered Lutetium's portfolio fit as a core allocation in Relative Value. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Lutetium's policies and procedures regarding brokerage and soft dollars, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Lutetium.

Centurion Investment Management, LLC ("Centurion"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Centurion's investment strategy within the current strategies employed by the Portfolio and its potential contribution to the Funds' overall performance. The Independent Trustees also considered that Centurion is registered as a CTA. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Centurion's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Centurion.

Row Asset Management, LLC ("Row"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Row's investment strategy within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Row is registered as a CTA. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Row's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Row.

Revolution Capital Management, LLC ("Revolution"), a Trading Advisor to the Managed Futures Strategies Portfolio: The Independent Trustees considered the favorable portfolio fit of Revolution's systematic short to intermediate term time frame strategy within the current strategies employed by the Portfolio and its potential contribution to the Portfolio's overall performance. The Independent Trustees also considered that Revolution has been registered as a CTA since 2004. The Independent Trustees acknowledged the representations from the Trust's Chief Compliance Officer that Revolution's policies and procedures regarding its trading activities, its overall compliance program and its business continuity plan each were satisfactory. The Independent Trustees noted that the Advisor was not aware of any regulatory or compliance issues with regard to Revolution.

The Independent Trustees concluded that the nature and scope of the services to be provided was reasonable and appropriate in relation to each of the sub-advisory and trading advisory fees.

Based on the factors discussed above, the Independent Trustees approved each Sub-Advisory Agreement.

BOARD OF TRUSTEES

The identity of the Board of Trustees as of December 31, 2015, and brief biographical information is set forth below.

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Joseph E. Breslin (61) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and Chairman	Indefinite Term since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (February 2005 to 2007).	19

Trustee, Forethought Variable Insurance Trust (mutual fund) from 2013 to Present (15 portfolios); Director, Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios).

Thomas Mann (65) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19	Director, Virtus Alternative Solutions Funds, Virtus Total Return Fund and F-Squared Investments, Inc. from 2012 to Present; Director, Virtus Global Multi-Sector Income Fund from 2011 to Present.
Gregory S. Sellers (56) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Chief Financial Officer and Chief Operations Officer, Spectrum Consultants, Inc., a consulting firm to the senior housing industry (July 2015 to Present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (June 2009 to July 2015); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to June 2009).	19	None
Steve E. Moss (62) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19	None
H. Alexander Holmes (73) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2013	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19	None
Joseph Velk (55) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee	Indefinite Term since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to present).	19	None

INTERESTED TRUSTEES

David B. Perkins (53) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Trustee and President*	Indefinite Term since 2013	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC from 2014 to present and Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	19	None

*  Mr. Perkins is an "interested" Trustee because of his affiliation with the Advisor.

**  The term "fund complex" refers to (i) Hatteras Alternative Mutual Funds Trust, (ii) Underlying Funds Trust, the investment advisor of which is Hatteras Funds, LP, (iii) Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund II, LLC, and Hatteras VC Co-Investment Fund II, LLC, the investment advisor for which is Hatteras Funds, LP, and (iv) Hatteras Core Alternatives TEI Fund, L.P., Hatteras Master Fund, L.P., Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., the investment advisor for which is Hatteras Funds LP.

FUND MANAGEMENT

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS

Robert Lance Baker (43) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Treasurer	Indefinite Term since 2013	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.
J. Michael Fields (42) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Secretary	Indefinite Term since 2013	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by Hatteras Funds since its inception in September 2003.
Andrew P. Chica (40) c/o Hatteras Funds, 6601 Six Forks Road, Suite 340 Raleigh, NC 27615	Chief Compliance Officer	Indefinite Term since 2013	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex in 2008.

HATTERAS ALTERNATIVE MUTUAL FUNDS

PRIVACY POLICY

FACTS	WHAT DOES HATTERAS FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ' personal information; the reasons Hatteras Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Hatteras Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share
Questions?	Call 919.846.2324 or go to www.hatterasfunds.com

HATTERAS ALTERNATIVE MUTUAL FUNDS

PRIVACY POLICY

(continued)

What we do

Who is providing this notice?	Funds advised by Hatteras. A complete list is included below.
How does Hatteras Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Hatteras Funds collect my personal information?	We collect your personal information, for example, when you
• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include RCS Capital Holdings, LLC, RCS Capital Corporation, Hatteras Funds, LLC, a registered investment adviser; Hatteras Capital Distributors, LLC, a registered broker-dealer; and unregistered funds managed by Hatteras such as Hatteras GPEP Fund, L.P. and Hatteras Late Stage VC Fund I, L.P.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Hatteras Funds doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Hatteras Funds doesn't jointly market.

List of funds providing this notice

Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust and HCIM Trust.

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INVESTMENT ADVISOR

Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN

Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540
and
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

LEGAL COUNSEL

Drinker, Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

TOLL FREE TELEPHONE NUMBER:

1-877-569-2382

The Funds' Statement of Additional Information contains additional information about the Funds' Trustees and is available without charge upon request by calling 1-877-569-2382

The Funds' Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds' website, www.hatterasfunds.com, or on the SEC's website, at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2015, is available without charge upon request by calling 1-877-569-2382; or on the SEC's website, at www.sec.gov.

The Trust files a Form N-Q with the Securities and Exchange Commission (the "SEC") no more than sixty days after the Trust's first and third fiscal quarters. For the Trust, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Trust's portfolio holdings as of the end of those fiscal quarters. The Trust's N-Q filings can be found free of charge on the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

This report must be accompanied or preceded by the Funds' current prospectus.

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there are audit committee financial experts serving on its audit committee.  Joseph E. Breslin, H. Alexander Holmes, Steve E. Moss, and Gregory S. Sellers are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning related to the required tax filings and payment of distributions.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$100,000	$160,000
Audit-Related Fees	None	None
Tax Fees	$20,000	$32,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s Chief Executive Officer and Chief Financial Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Underlying Funds Trust

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/7/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, Chief Executive Officer

Date	3/7/2016

By (Signature and Title)	/s/ Lance Baker
Lance Baker, Chief Financial Officer and Treasurer

Date	3/7/2016

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